UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09121

JNL Variable Fund LLC

(Exact Name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Steven J. Fredricks

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

ANNUAL REPORT

December 31, 2010

• JNL® Series Trust

• JNL Variable Fund LLC

This report is for the general information of qualified and non-qualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, PerspectiveSM L Series, Perspective RewardsSM, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Perspective Investor VULSM, Ultimate Investor® VUL, Jackson AdvisorSM VUL, Defined Strategies®, Fifth Third Perspective, Retirement Latitudes®, PerspectiveSM (New York), Perspective IISM (New York), Perspective Advisors IISM (New York), Perspective L SeriesSM (New York), CuriangardSM (New York), Perspective Advisors (New York), Perspective Focus® (New York), Perspective Investor VUL (New York) and Perspective Rewards® (New York). Not all the portfolios are available in all of the products. Jackson® is the marketing name for Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Issued by Jackson National Life Insurance Company® 1 Corporate Way, Lansing, MI 48951

JACKSON®
NATIONAL LIFE INSURANCE COMPANY
LONG-TERM SMART®

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1 Corporate Way

Lansing, MI 48951

Toll Free: 1-800-873-5654

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Dear Client:

If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

We will continue to send one such copy of these general documents unless and until we receive contrary instructions from you. This delivery policy does not apply to account statements, confirmation statements, or other documents reflecting transaction activity, which you will continue to receive individually.

You may choose to receive a separate copy of these general documents at any time by contacting us toll-free at
1-800-873-5654. Once we receive your request, we will start sending you separate copies within 30 days of receipt of your request.

If you would rather receive your prospectus and other documents via e-mail, please register for Jackson’s Green Delivery Program by visiting the www.Jackson.com. Our Go Paperless process is quick and easy for policyholders – just have your policy number available when you register.

Jackson appreciates your cooperation as we do our part to aid the environment by reducing the amount of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for new ways to operate more efficiently.

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA.
800/873-5654

President’s Letter

Dear Fellow Investor,

Enclosed is the annual report for the JNL Series Trust and JNL Variable Fund LLC for the year ended December 31, 2010, together with Management’s Discussion of Fund Performance for each of the “Funds”.

After a volatile first half of the year and a challenging summer, U.S. markets rallied strongly during the last four months of 2010 to deliver double digit annual growth. Market performance was particularly strong during the month of December, when major indices hit two year highs. The Dow Jones Industrial Average finished the year up 14.1%, while the S&P500® Index rose 15.1% and the Nasdaq Composite Index climbed 18.0%. World markets rallied as well during 2010, with the MSCI World Index up 12.7% (net of dividends). The bond market also had a good year, with the overall market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returning 6.5%, U.S. investment grade corporate bonds, as measured by the Barclays Capital U.S. Corporate Investment Grade Index, returning 9.0% and highyield bonds, as measured by the Merrill Lynch High Yield Master II Constrained Index, returning 15.1%.

Economic growth in the U.S. moderated during the first half of the year, with the nation’s gross domestic product (“GDP”) expanding at an annualized rate of 3.7% during the first quarter, down from 5.0% during the fourth quarter of 2009. Growth slowed further in the second quarter, when GDP expanded at only a 1.7% annualized rate. The U.S. economy rebounded in the third quarter, with GDP expanding by 2.6%, and the consensus estimate for GDP growth during the fourth quarter was 3.2%.

Despite historically low interest rates and temporary tax credits to encourage buying, the U.S. housing market continued to struggle during 2010. By November, home prices had fallen 26% from their peak in 2006, exceeding the fall in prices that occurred during the Great Depression.1 Unemployment also remained stubbornly high throughout the year, even though, according to the Bureau of Labor Statistics, the economy added an average of 94,000 jobs per month. By December, the unemployment rate fell to 9.4%, down from 9.9% in December 2009, and 9.8% in November 2010, but the decline was attributed to frustrated job seekers dropping out of the labor market, as the modest increase in jobs throughout the year was not enough to measurably shrink the unemployment rate.

Throughout 2010, the U.S. Federal Reserve (the “Fed”) kept its “Federal Funds Rate” target at the historically low range of 0-0.25%. With economic growth slowing and investors shaken by the market flash crash and the European debt crisis, the Fed decided that more action needed to be taken to ensure continued economic recovery. In August 2010, the Fed announced another round of quantitative easing, consisting of the purchase of $600 billion in Treasury instruments, with the goal of reducing long term interest rates. Interest rates bottomed in the fall when U.S. 2-year Treasury yields fell to a record low of 0.31% and 10-year yields fell to 2.33%, their lowest level of the year. However, as economic indicators improved and equity markets rallied toward the end of the year, the yield curve steepened and long term composite yields reached a six-month high of 4.23% in December.

Near the end of the year, the U.S. Congress passed bills extending current tax rates for most Americans and authorized an extension of unemployment benefits. These measures, along with the Fed’s anticipated bond purchases, are expected to bolster the economy during 2011.

Jackson National Life Insurance Company® and Jackson National Life Insurance Company of New York® (collectively, Jackson®) provide a broad range of 99 investment options across multiple asset classes, capitalizations and styles that you and your representative can use to create a personalized retirement income solution. During 2010, Jackson added one fund from the BlackRock Series Fund, Inc. and six funds from the American Funds Insurance Series® to its investment lineup. With $3.45 trillion in assets under management, BlackRock is the one of the world’s largest asset managers and now manages the JNL/BlackRock Global Allocation Fund and the JNL/BlackRock Commodity Securities Fund for Jackson. The newly added American Funds Insurance Series portfolios include both domestic and international equity options, plus a global bond fund.

At Jackson, we are dedicated to providing you with the tools and support you need to achieve your financial goals. Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Variable Fund LLC

1”Home Price Drops Exceed Great Depression: Zillow,” Reuters, January 11, 2011.

JNL/Mellon Capital Management Funds Mellon Capital Management Corporation

Market Summary: On the heels of a strong fourth quarter, U.S. stocks finished 2010 with double digit returns for the second consecutive year. Stock prices benefited from optimism that economic growth will accelerate and bolster already strong corporate earnings and from the U.S. Federal Reserve’s decision to initiate a second round of quantitative easing. The S&P 500 Index rose 10.8% in the fourth quarter, and 15.1% for 2010. Small-cap stocks outperformed all capitalization sectors during 2010, as the Russell 2000 Index gained 26.9% during 2010, while growth stocks outperformed value. Consumer discretionary and industrials were the best performing sectors in the S&P 500 Index, while health care underperformed.

International markets also gained during 2010, though there was wide dispersion among developed country markets due to euro area sovereign debt concerns and the performance of the U.S. dollar. The U.S. dollar experienced significant volatility during 2010, strengthening when investors searched for safe havens during the euro area sovereign problems and falling when investors set concerns aside and focused on economic growth. The MSCI EAFE Index returned 7.8% for 2010 in USD terms and 4.8% on a local basis. Outperformers on a local basis included Denmark (40.0%) and Sweden (25.9%). Greece (-41.0%), Spain (-16.5%) and Ireland (-12.4%) underperformed.

JNL/Mellon Capital Management DowSM 10 Fund

Sector Weightings*:
Health Care	26.6%
Telecommunication Services	20.8
Consumer Staples	20.3
Materials	11.5
Energy	10.3
Consumer Discretionary	10.1
Short Term Investments	0.4

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management Dow 10 Fund outperformed its benchmark by posting a return of 24.66% for

Class A shares compared to 14.06% for the Dow Jones Industrial Average.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Prior to the Fund’s rebalance, Boeing Co., an aircraft manufacturer, gained due to the increase in customer orders for their new 787 and 747-8 aircraft. After the Fund’s rebalance, DuPont, a science based products and services company, outperformed as sales in emerging markets increased 22% and its safety

& protections and electronics & communications segments saw robust growth.

Companies that detracted from the Fund’s performance included: Prior to the Fund’s rebalance, Verizon Communications Inc., a broadband, TV and phone provider, underperformed due to the high cost of layoffs, increased wireless spending and the declining local phone business. After the Fund’s rebalance, Johnson & Johnson, a global health care products firm, fell due to two recalls of Tylenol and other over the counter drugs. The company was further criticized for waiting too long to issue a recall.

JNL/Mellon Capital Management S&P® 10 Fund

Sector Weightings*:
Financials	41.2%
Materials	17.7
Industrials	14.0
Consumer Discretionary	11.1
Health Care	8.8
Short Term Investments	7.2

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management S&P 10 Fund underperformed its benchmark by posting a return of 11.41% for Class A shares compared to 15.06% for the S&P 500 Index.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Prior to the Fund’s rebalance, Sherwin-Williams Co., engaged in the development, manufacture, distribution, and sale of paints, coatings and related products, benefited from takeover rumors and strength among chemical stocks and the economic recovery in the housing and home improvement sector. After the Fund’s rebalance, Cummins Inc., a leading manufacturer of diesel and natural gas engines, gained as a result of the company’s solid position in global markets, especially Latin American and Asia, and amidst reports of improving earnings and plans to add more workers.

Companies that detracted from the Fund’s performance included: Prior to the Fund’s rebalance, Sempra Energy, (“Sempra Energy”) engaged in the development, operation and provision of energy products and services worldwide, trended downward as the company exited its commodities trading business and renewed focus on its core business. After the Fund’s rebalance, Prudential Financial Inc., a U.S. based company providing financial products and services in the U.S., Asia, Europe and Latin America, declined as life insurers faced increased regulation and declining interest rates.

JNL/Mellon Capital Management Global 15 Fund

Sector Weightings*:
Financials	38.8%
Telecommunication Services	30.0
Health Care	12.1
Energy	6.8
Consumer Staples	6.4
Industrials	5.5
Short Term Investments	0.4

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management Global 15 Fund outperformed its benchmark by posting a return of 14.69% for Class A shares compared to 11.76%

for the MSCI World Index.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Prior to the Fund’s rebalance, Home Depot Inc., a home improvement retailer that sells building materials and home improvement products, rose as the company consolidated jobs, closed test stores and increased same store sales. After the Fund’s rebalance, BT Group Plc, the UK’s largest phone company, gained as the company announced increased investment in its fiber broadband network and realized savings from job cuts.

Companies that detracted from the Fund’s performance included: Prior to the Fund’s rebalance, Man Group Plc, the largest publicly traded hedge fund manager, fell as investors withdrew $600 million in the first quarter and the company’s largest hedge fund posted an annual loss for the first time. After the Fund’s rebalance, BAE Systems Plc, Europe’s biggest defense company, fell due to the cancellation of the contract to build U.S. Army armored trucks which resulted in an $829 million charge and the unsuccessful attempt to sell their aircraft and hybrid vehicle component units.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

JNL/Mellon Capital Management Nasdaq® 25 Fund

Sector Weightings*:
Information Technology	40.5%
Consumer Discretionary	28.2
Health Care	11.5
Consumer Staples	6.4
Telecommunication Services	2.6
Industrials	2.2
Investment Companies	2.2
Short Term Investments	6.4

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management Nasdaq 25 Fund under-

performed its benchmark by posting a return of 17.20% for Class A shares compared to 20.14% for the Nasdaq 100 Index.

The investment objective of the Fund is total return.

Companies that contributed to the Fund’s performance included: Citrix Systems, Inc., a maker of software used to control computers remotely, gained as a result of higher demand for its XenDeskbest virtualization program. Apple Inc., a leader in designing and marketing consumer electronics, computer software, and personal computers, gained as the company launched the long awaited and wildly popular products, iPhone 4 and iPad.

Companies that detracted from the Fund’s performance included: Sears Holdings Corp., the largest U.S. department store chain, lost during the year due in part to lower sales of apparel and appliances. The company also agreed to pay a tax of $1.1 million to settle a civil lawsuit alleging that the retailer engaged in dishonest business practices. Adobe Systems Inc., a graphic design software maker whose leading products include Adobe Photoshop and Acrobat, lost after the company indicated that sales and earnings for 4Q 2010 would fall short below analyst’s expectations.

JNL/Mellon Capital Management Value Line® 30 Fund

Sector Weightings*:
Consumer Discretionary	40.5%
Information Technology	29.6
Financials	10.1
Energy	4.9
Materials	4.6
Telecommunication Services	3.7
Health Care	3.0
Investment Companies	1.5
Consumer Staples	1.0
Short Term Investments	1.1

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon

Capital Management Value Line 30 Fund outperformed its benchmark by posting a return of 22.45% for Class A shares compared to 15.06% for the S&P 500 Index.

The investment objective of the Fund is to provide capital appreciation.

Companies that contributed to the Fund’s performance included: F5 Networks Inc. (“F5 Networks”), a provider of integrated internet traffic management solutions, gained on strong demand for its products and increased market share as a result of the company’s focus on ensuring the secure, reliable and fast delivery of applications to help organizations enhance IT agility and dynamically deliver services. TRW Automotive Holdings Corp. (“TRW Automotive”), a global leader in the supply of automotive systems, modules and components, benefited from the economic recovery in the auto industry and gained from soaring demand for auto parts in emerging markets.

Companies that detracted from the Fund’s performance included: Micron Technology Inc. (“Micron Technology”), engaged in the manufacture and marketing of semiconductor devices worldwide, lost due to concern over the company’s excess inventory and decreased demand as a result of the recovering economic environment. Unisys Corp. (“Unisys”), a worldwide provider of technology services, declined as growth of its outsourcing business segment stalled and the company incurred foreign exchange charges and revenue decline due to divested business.

JNL/Mellon Capital Management DowSM Dividend Fund

Sector Weightings*:
Utilities	45.4%
Financials	26.1
Materials	8.2
Consumer Staples	4.0
Consumer Discretionary	3.9
Telecommunication Services	3.7
Health Care	3.5
Investment Companies	1.3
Short Term Investments	3.9

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon

Capital Management Dow Dividend Fund underperformed its benchmark by posting a return of 12.05% for Class A shares compared to 18.32% for the Dow Jones U.S. Select Dividend Index.

The investment objective of the Fund is to provide the potential for an above average total return.

Companies that contributed to the Fund’s performance included: New York Community Bancorp Inc., a provider of banking products and services primarily in the eastern U.S., gained as the company continued to maintain its very strong record of minimal loan losses and to expand its footprint by snapping up regional banks at bargain prices. Valspar Corp., a global leader in the paints and coatings industry, experienced strong performance bolstered by its successful takeover of an Australian paint maker as well as strong sales, tight control of operational costs and focus on branding.

Companies that detracted from the Fund’s performance included: Sempra Energy, engaged in the development, operation and provision of energy products and services worldwide, trended downward as the company exited its commodities trading business and renewed focus on its core business. People’s United Financial Inc., a Connecticut lender, fell as costs to acquire failing banks such as Bank of Smithtown and RiverBank were larger than expected.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

JNL/Mellon Capital Management S&P® 24 Fund

Sector Weightings*:
Energy	18.4%
Consumer Discretionary	13.7
Information Technology	11.7
Industrials	11.6
Financials	11.2
Consumer Staples	11.1
Health Care	10.6
Utilities	8.0
Investment Companies	3.1
Short Term Investments	0.6

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management S&P 24 Fund outperformed its benchmark by posting a return of 16.70% for

Class A shares compared to 15.06% for the S&P 500 Index.

The investment objective of the Fund is total return through capital appreciation.

Companies that contributed to the Fund’s performance included: National Oilwell Varco Inc., a world leader in the design, manufacture, and sale of equipment used in oil and gas drilling and production, gained during the year as a result of its announced acquisition of Advanced Production and Loading PLC (“APL”), a subsidiary of BW Offshore Ltd., amidst plans to expand their product offerings in the Floating Production, Storage and Offloading vessels (“FPSO”) market. FMC Technologies Inc., the third largest U.S. provider of oilfield equipment, gained upon the company’s announced agreement with A/S Norske Shell for the manufacture and supply of sub sea production equipment for a development project in the North Sea and over continued discussions that the company remains an attractive take over target.

Companies that detracted from the Fund’s performance included: Google Inc. a global leader in web based search engine, lost as a result of the company’s increased spending on hiring, acquisitions, display advertisements and wireless businesses as well as the build up of legal and lobbying costs as it faces increased pressure from regulators. Baxter International Inc., a maker of blood products and vaccines, lost after the company cut its 2010 earnings forecast due to an increase in Medicaid rebates and a change in the taxes for retiree prescription drug benefits required under the new health care law enacted in March 2010.

JNL/Mellon Capital Management 25 Fund

Sector Weightings*:
Materials	28.5%
Consumer Staples	23.2
Consumer Discretionary	19.0
Industrials	8.0
Energy	7.4
Telecommunication Services	3.8
Information Technology	3.7
Health Care	3.4
Short Term Investments	3.0

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management 25 Fund outperformed its benchmarks by posting a return of 22.85% for

Class A shares compared to 22.78% for the S&P MidCap 400/Citigroup Value Index and 15.06% for the S&P 500 Index.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Prior to the Fund’s rebalance, Limited Brands Inc., a luxury retailer of women’s clothing, accessories and beauty products in the U.S. and Canada, was up as it successfully focused on cost containment, inventory management and expanding its retail footprint across the globe. After the Fund’s rebalance, Foot Locker Inc., a footwear retailer that operates over 3,500 stores primarily in the U.S., Europe, Australia and New Zealand, rallied in the fourth quarter as holiday retail sales saw marked improvements over previous years.

Companies that detracted from the Fund’s performance included: Prior to the Fund’s rebalance, Lorillard Inc., a cigarette manufacturer in the U.S. with Newport cigarettes accounting for over 91% of sales, was relatively flat, as with other cigarette companies, because profits dropped as a result of higher manufacturing costs and hikes in other administrative expenses. After the Fund’s rebalance, H&R Block Inc. (“H&R Block”), the biggest U.S. tax preparation firm, fell as the CEO quit and the company lost its financial ability to provide customers with refund loans in 2011.

JNL/Mellon Capital Management Select Small-Cap Fund

Sector Weightings*:
Information Technology	20.5%
Consumer Discretionary	16.2
Health Care	12.9
Industrials	12.4
Financials	11.9
Consumer Staples	5.2
Energy	4.4
Utilities	3.6
Materials	1.3
Telecommunication Services	0.5
Short Term Investments	11.1

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon

Capital Management Select Small-Cap Fund underperformed its benchmark by posting a return of 15.23% for Class A shares compared to 26.85% for the Russell 2000 Index.

The investment objective of the Fund is total return through capital appreciation.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Prior to the Fund’s rebalance, Questcor Pharmaceuticals Inc., a company which develops and commercializes therapeutics focused on the central nervous system, gained due to new regulatory approvals and positive news on the company’s line of drugs. After the Fund’s rebalance, Ariba Inc. (“Ariba”), a provider of on demand software, service, and network solutions, gained due to the acquisition of Quadrem, a privately held provider of one of the world’s largest supply networks and on demand supply management solutions. The acquisition increased the size of Ariba’s network as well as increased revenues.

Companies that detracted from the Fund’s performance included: Prior to the Fund’s rebalance, NutriSystem Inc., operator of an online weight loss community and marketer of diet meal replacement products, lost due to disappointing sales forecasts. After the Fund’s rebalance, Aegean Marine Petroleum Network Inc. (“Aegean Marine Petroleum”), a company that supplies and markets refined marine fuel to ships, lost due to disappointing financial results and an increasingly competitive market.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

JNL/Mellon Capital Management JNL 5 Fund

Sector Weightings*:
Consumer Discretionary	18.0%
Consumer Staples	12.2
Telecommunication Services	11.8
Materials	10.1
Industrials	9.2
Energy	8.6
Health Care	8.2
Financials	7.9
Information Technology	6.4
Utilities	1.3
Investment Companies	0.4
Short Term Investments	5.9

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management JNL 5 Fund outperformed its benchmark by posting a return of 17.11% for Class A shares compared to 15.06% for the S&P 500 Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

Companies that contributed to the Fund’s performance included: Baldor Electric Co. (“Baldor”), a North American leader in industrial motion, gained during the year upon an agreement with ABB Ltd. to acquire Baldor for $63.50 per share, an overall cash transaction valued at approximately $4.2 billion, including $1.1 billion of net debt. Zumiez Inc., a leading specialty retailer of action sports, gained during the year as the company’s third quarter 2010 financial results reported the highest third quarter profit in their history. For third quarter 2010, the company’s total net sales increased 20.0%, comparable store sales increased 14.4%, and net income increased 143%.

Companies that detracted from the Fund’s performance included: Aegean Marine Petroleum, an international marine fuel logistics company marketing and supplying refined marine fuel and lubricants to ships in port and at sea, lost as the cost of marine petroleum products sold jumped more than 80% and third quarter results trailed market estimates. American Dairy Inc. (“American Dairy”), one of the leading producers and distributors of premium infant formula, milk powder and soybean, rice and walnut products in China, lost as a result of an increase in the price for both internally and externally sourced raw materials and a decrease in sales of milk powder versus an increase in sales of raw milk powder with a lower gross profit margin.

JNL/Mellon Capital Management VIP Fund

Sector Weightings*:
Consumer Discretionary	19.8%
Information Technology	17.6
Utilities	12.1
Financials	11.2
Energy	8.3
Health Care	6.9
Telecommunication Services	6.2
Consumer Staples	5.6
Industrials	5.1
Materials	2.7
Investment Companies	0.5
Short Term Investments	4.0

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon

Capital Management VIP Fund outperformed its benchmark by posting a return of 15.32% for Class A shares compared to 15.06% for the S&P 500 Index.

The investment objective of the Fund is total return.

Companies that contributed to the Fund’s performance included: F5 Networks, a provider of integrated internet traffic management solutions, gained on strong demand for its products and increased market share as a result of the company’s focus on ensuring the secure, reliable and fast delivery of applications to help organizations enhance IT agility and dynamically deliver services. Baldor, a North American leader in industrial motion, gained during the year upon an agreement with ABB to acquire Baldor for $63.50 per share, an overall cash transaction valued at approximately $4.2 billion, including $1.1 billion of net debt.

Companies that detracted from the Fund’s performance included: American Dairy, one of the leading producers and distributors of premium infant formula, milk powder and soybean, rice and walnut products in China, lost as a result of an increase in the price for both internally and externally sourced raw materials and a decrease in sales of milk powder versus an increase in sales of raw milk powder with a lower gross profit margin. Aegean Marine Petroleum, an international marine fuel logistics company marketing and supplying refined marine fuel and lubricants to ships in port and at sea, lost as the cost of marine petroleum products sold jumped more than 80% and third quarter results trailed market estimates.

JNL/Mellon Capital Management JNL Optimized 5 Fund

Sector Weightings*:
Consumer Discretionary	23.6%
Information Technology	20.3
Telecommunication Services	11.8
Energy	9.8
Financials	8.4
Consumer Staples	6.5
Utilities	6.1
Health Care	4.7
Materials	3.3
Industrials	3.2
Investment Companies	0.5
Short Term Investments	1.8

Total Investments	100.0%
*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management JNL Optimized 5 Fund underperformed its benchmark by posting a return of 13.67% for Class A shares compared to 15.06% for the S&P 500 Index.

The investment objective of the Fund is capital appreciation.

Companies that contributed to the Fund’s performance included: F5 Networks, a provider of integrated internet traffic management solutions, gained on strong demand for its products and increased market share as a result of the company’s focus on ensuring the secure, reliable and fast delivery of applications to help organizations enhance IT agility and dynamically deliver services. TRW Automotive, a global leader in the supply of automotive systems, modules and components, benefited from the economic recovery in the auto industry and gained from soaring demand for auto parts in emerging markets.

Companies that detracted from the Fund’s performance included: Micron Technology, engaged in the manufacture and marketing of semiconductor devices worldwide, lost due to concern over the company’s excess inventory and decreased demand as a result of the recovering economic environment. Unisys, a worldwide provider of technology services, declined as growth of its outsourcing business segment stalled and the company incurred foreign exchange charges and revenue decline due to divested business.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

JNL/Mellon Capital Management S&P® SMid 60 Fund

Sector Weightings*:
Financials	25.0%
Energy	16.0
Industrials	12.4
Information Technology	8.8
Consumer Discretionary	8.3
Utilities	7.8
Consumer Staples	4.4
Health Care	3.7
Investment Companies	2.9
Materials	2.0
Telecommunication Services	1.8
Short Term Investments	6.9

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management S&P SMid 60 Fund underperformed its benchmarks by posting a return of 20.76% for Class A shares compared to 26.64% for the S&P MidCap 400 Index and 26.31% for the S&P SmallCap 600 Index.

The investment objective of the Fund is to provide capital appreciation.

Companies that contributed to the Fund’s performance included: Petroleum Development Corporation, an oil and gas company with drilling and production operations in the Rocky Mountains, the Appalachian Basin, and Michigan, gained as the company signed an agreement to acquire various producing assets located in West Texas and Michigan. Vishay Intertechnology Inc.,

manufacturer of broad line passive and discreet active electronic components, gained as the company achieved its best performance in 10 years with revenues of $694.4 million and consolidated gross margin over 30% for the first time since 2001.

Companies that detracted from the Fund’s performance included: Overseas Shipholding Group Inc., the largest U.S. based oil tanker owner, lost as the company’s shipping rates, a key determinant in shipping profitability, have remained significantly below pre recession peaks. School Specialty Inc., distributor of non textbook educational supplies and furniture was down as the economic downturn resulted in budget cuts which caused school construction and modernization projects to be postponed or cancelled.

JNL/Mellon Capital Management NYSE® International 25 Fund

Sector Weightings*:
Financials	42.9%
Telecommunication Services	17.6
Energy	13.2
Consumer Discretionary	4.1
Utilities	3.1
Materials	2.8
Investment Companies	1.0
Short Term Investments	15.3

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management NYSE International 25 Fund underperformed its benchmark by posting a return of 2.26% for Class A shares compared to 4.64% for the NYSE International 100 Index.

The investment objective of the Fund is to provide capital appreciation.

Companies that contributed to the Fund’s performance included: NTT DoCoMo Inc., Japan’s largest mobile phone operator, gains were driven by cost cuts and growth in smart phone sales. The company reported consolidated net profit for the three months ended September 2010 rising by 22% and expects to beat its full year sales target of one million smart phones by as much as 30%. Lloyds Banking Group Plc, the largest mortgage taxpayer’s lender, gained as the company reported continued growth in income and reductions in costs and impairments. The company is on track to achieve savings of around £1.3bn in efficiencies from its ill fated merger with HBOS Plc by the end of 2010 and £2bn by the end of 2011.

Companies that detracted from the Fund’s performance included: Deutsche Bank AG, Germany’s biggest lender, lost as the company was ordered by an appeals court to pay damages over swaps it recommended to municipalities. AXA SA, an insurance company, lost as a result of a 13.3 Austrailian dollar billion ($13.1 billion) bid for asset manager Axa Asia Pacific Holdings Ltd. which was blocked by regulators and which prompted rival suitor AMP Ltd. to signal a fresh offer.

JNL/Mellon Capital Management Communications Sector Fund

Sector Weightings*:
Telecommunication Services	86.1%
Consumer Discretionary	3.5
Diversified	2.4
Short Term Investments	8.0

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management Communications Sector Fund outperformed its benchmark by posting a return of 22.53% for Class A shares compared to 17.74% for the Dow Jones U.S. Telecommunications Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but trying to match the Fund’s overall stock weightings and characteristics to the index, while minimizing transaction costs.

Due to certain regulatory restrictions on diversification, the Fund is unable to hold certain securities at their benchmark weight. These restrictions can hamper the ability of the Fund to match the return of the index. The Fund’s two largest holdings represent approximately 49.4% of the Fund. These companies are Verizon Communications Inc. (“Verizon”) and AT&T Inc. (“AT&T”). The index’s weight for these securities was approximately 68.8%. The Fund outperformed its benchmark as a result of its underweight to Verizon and AT&T and it’s overweight to other companies in the index during the year.

Companies that contributed to the Fund’s

performance included: Qwest Communications International Inc., a provider of broadband data, voice, and image communication to U.S. customers, gained due to an improved outlook and a pending merger with CenturyLink Inc. MetroPCS Communications Inc., a wireless voice and data telecommunications provider in the U.S., gained due to the company’s expansion of coverage to all 50 states and subscriber growth.

Companies that detracted from the Fund’s performance included: Leap Wireless International Inc., a company which provides wireless services to underserved customers from New York to California, lost due to the negative short term outlook of the challenging market it serves as well as analyst downgrades. Level 3 Communications Inc., a company that provides telecommunications and information services, fell due to the loss of a patent court case.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

JNL/Mellon Capital Management Consumer Brands Sector Fund

Sector Weightings*:
Consumer Discretionary	71.3%
Consumer Staples	17.1
Industrials	3.1
Health Care	2.9
Information Technology	2.8
Short Term Investments	2.8

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management Consumer Brands Sector Fund underperformed its benchmark by posting a return of 22.76% for Class A shares compared to 23.72% for the Dow Jones U.S. Consumer Services Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but trying to match the Fund’s overall stock weightings and characteristics to the index, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: NetFlix Inc., the mail order and online movie rental service provider, gained as the subscriber base increased 52% over the year. In addition, the company successfully implemented the roll out of its on line streaming service over the internet. Las Vegas Sands Corp., a U.S. casino operator, gained due to expansion into China and Singapore and the continued growth of gambling in Asia.

Companies that detracted from the Fund’s performance included: Rite Aid Corp., the third largest U.S. drugstore chain, lost as margins continued to decline on new generic drugs and reimbursement rates from insurers and government programs fell. H&R Block, the biggest U.S. tax preparer, fell as the CEO quit and the company lost the ability to provide customers with refund loans in 2011.

JNL/Mellon Capital Management Financial Sector Fund

Sector Weightings*:
Financials	93.4%
Information Technology	3.3
Industrials	0.2
Short Term Investments	3.1

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management Financial Sector Fund outperformed its benchmark by posting a return of 13.49% for Class A shares compared to 12.72% for the Dow Jones U.S. Financials Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics, while minimizing transaction costs.

Due to certain regulatory restrictions, the Fund is unable to hold certain securities at their benchmark weight. These restrictions can hamper the ability of the Fund to match the return of the index. The Fund’s four largest holdings represent approximately 20.2% of the Fund. These companies are Bank of America Corp. (“Bank of America”), JPMorgan Chase & Co. (“JPMorgan Chase”), Citigroup Inc. (“Citigroup”) and Wells Fargo & Co. (‘Wells Fargo”). The index’s weight for these securities was approximately 26.4%. The Fund outperformed its benchmark as a result of its underweight to Bank of America, JPMorgan Chase, Citigroup and Wells Fargo and its overweight to other companies in the index during the year.

Companies that contributed to the Fund’s

performance included: MBIA Inc. (“MBIA”), the largest bond insurer, gained after a key court development signaled that the company may be able to reenter the municipal market. MBIA had discontinued insuring municipal bonds since a 2009 lawsuit challenged the company’s business structure. Cathay General Bancorp, a California commercial bank, outperformed as its improving credit quality lead to a return to profitability.

Companies that detracted from the Fund’s performance included: BancorpSouth Inc., a bank holding company that attracts deposits and originates a variety of loans, fell as the company delayed filing its annual report in order to review the quality of certain assets and include an allowance for credit losses. Piper Jaffray Cos., a financial services and investment banking firm, fell as equity and public finance underwriting remained weak and the fixed income unit had lower revenue results due to challenging trading conditions.

JNL/Mellon Capital Management Healthcare Sector Fund

Sector Weightings*:
Health Care	98.2%
Rights	0.0
Short Term Investments	1.8

Total Investments	100.0

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management Healthcare Sector Fund underperformed its benchmark by posting a return of 3.88% for Class A shares compared to 4.52% for the Dow Jones U.S. Healthcare Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: Illumina Inc., a leading developer of life science tools used in genetic analysis, outperformed peers on the success of its new sequencing system. Theravance Inc., a drug manufacturer, produced strong gains as GlaxoSmithKline Plc invested $129 million in the Relovair joint venture. Relovair is a drug that treats lung disease and asthma.

Companies that detracted from the Fund’s performance included: Auxilium Pharmaceuticals Inc., a drug manufacturer, fell amid concerns that sales of its hand disorder treatment would fall short of expectations. Amedisys Inc, a home healthcare company, fell as the Securities and Exchange Commission launched an investigation into the company’s billing practices.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

JNL/Mellon Capital Management Oil & Gas Sector Fund

Sector Weightings*:
Energy	97.1%
Information Technology	0.6
Utilities	0.5
Industrials	0.1
Short Term Investments	1.7

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management Oil & Gas Sector Fund underperformed its benchmark by posting a return of 19.11% for Class A shares compared to 19.70% for the Dow Jones U.S. Oil & Gas Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics, while minimizing transaction costs.

Due to certain regulatory restrictions on diversification, the Fund is unable to hold certain securities at their benchmark weight. These restrictions can hamper the ability of the Fund to match the return of the index. The Fund’s two largest holdings represent approximately 35.7% of the Fund. These companies are Exxon Mobil Corp. (“Exxon Mobil”) , and Chevron Corp (“Chevron”).The index’s weight for these securities was approximately 36.6%.

Companies that contributed to the Fund’s performance included: Complete Production Services Inc., a company which offers services to the oil and natural gas production industry, gained due to a positive industry outlook and improved pricing. Chart Industries Inc., a manufacturer of equipment used in the production, storage, and use of hydrocarbon and industrial gases, gained due to an improving global market for its business segments and upwardly revised earnings guidance.

Companies that detracted from the Fund’s performance included: Comstock Resources Inc., an independent exploration and production company with reserves in Texas, Louisiana, and the Gulf of Mexico, lost due to increased demand for fracing services and a decline for rigs. SunPower Corp., a solar electric power products and services company, fell due to the restatement of fourth quarter 2009 results. In addition, the company faced increased competition and delivered weaker than expected performance.

JNL/Mellon Capital Management Technology Sector Fund

Sector Weightings*:
Information Technology	97.5%
Health Care	0.6%
Industrials	0.2
Telecommunication Services	0.1
Short Term Investments	1.6

Total Investments	100.0%

*Total Investments at December 31, 2010

Portfolio Manager Commentary: For the year ended December 31, 2010, the JNL/Mellon Capital Management Technology Sector Fund underperformed its benchmark by posting a return of 12.11% for Class A shares compared to 12.58% for the Dow Jones U.S. Technology

Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: Riverbed Technology Inc., a manufacturer of wide area computer networking appliances, gained due to accelerating revenue growth and increased product demand. Atmel

Corp., a technology company that produces memory chips and circuits, gained as the company focused on the profitable microcontroller business line. Microcontrollers are used in smartphones, touchscreens and industrial machinery.

Companies that detracted from the Fund’s performance included: Unisys, a technology services firm, fell as growth of its outsourcing business segment stalled. In addition, the company incurred foreign exchange charges and revenue declined due to divested businesses. FormFactor Inc., a semiconductor manufacturer, fell due to pricing pressures and increased costs related to a production shift to Singapore.

JNL/Mellon Capital Management Dow 10 Fund (Class A)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance changes.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance changes.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance changes.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance changes.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance changes.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance changes.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance changes.

JNL/Mellon Capital Management Funds (continued)
Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance changes.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

JNL/Mellon Capital Management Dow 10 Fund
COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 10.1%
McDonald’s Corp.	496	$ 38,084
CONSUMER STAPLES - 20.3%
Coca-Cola Co.	624	41,057
Kraft Foods Inc. - Class A (d)	1,131	35,625

		76,682
ENERGY - 10.4%
Chevron Corp.	429	39,113
HEALTH CARE - 26.7%
Johnson & Johnson	525	32,462
Merck & Co. Inc.	925	33,328
Pfizer Inc.	1,982	34,704

		100,494
MATERIALS - 11.5%
EI Du Pont de Nemours & Co.	870	43,376
TELECOMMUNICATION SERVICES - 20.8%
AT&T Inc.	1,289	37,864
Verizon Communications Inc.	1,133	40,535

		78,399

Total Common Stocks (cost $357,383)		376,148

SHORT TERM INVESTMENTS - 0.5%
Investment Company - 0.2%
JNL Money Market Fund, 0.08% (a) (b)	604	604
Securities Lending Collateral 0.3%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	809	809
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	191	188

		997

Total Short Term Investments (cost $1,604)		1,601

Total Investments - 100.3% (cost $358,987)		377,749
Other Assets and Liabilities, Net - (0.3%)		(1,005)

Total Net Assets - 100.0%		$ 376,744

JNL/Mellon Capital Management S&P 10 Fund
COMMON STOCKS - 100.0%
CONSUMER DISCRETIONARY - 12.0%
Ford Motor Co. (c) (d)	2,063	$ 34,630
FINANCIALS - 44.4%
AFLAC Inc.	470	26,543
Capital One Financial Corp.	600	25,529
Fifth Third Bancorp	1,859	27,289
Hartford Financial Services Group Inc.	940	24,891
Prudential Financial Inc.	415	24,359

		128,611
HEALTH CARE - 9.5%
Express Scripts Inc. (c)	508	27,444

	Shares/Par	Value

INDUSTRIALS - 15.1%
Cummins Inc.	397	43,693
MATERIALS - 19.0%
Dow Chemical Co.	852	29,093
International Paper Co.	958	26,090

		55,183

Total Common Stocks (cost $265,236)		289,561

SHORT TERM INVESTMENTS - 7.8%
Investment Company - 0.1%
JNL Money Market Fund, 0.08% (a) (b)	136	136
Securities Lending Collateral 7.7%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	22,395	22,395
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	18	18

		22,413

Total Short Term Investments (cost $22,549)		22,549

Total Investments - 107.8% (cost $287,785)		312,110
Other Assets and Liabilities, Net - (7.8%)		(22,462)

Total Net Assets - 100.0%		$ 289,648

JNL/Mellon Capital Management Global 15 Fund
COMMON STOCKS - 99.7%
CONSUMER STAPLES - 6.4%
Kraft Foods Inc. - Class A	1,055	$ 33,248
ENERGY - 6.8%
China Petroleum & Chemical Corp.	37,384	35,784
FINANCIALS - 38.9%
Bank of China Ltd.	56,232	29,661
BOC Hong Kong Holdings Ltd.	13,085	44,526
China Construction Bank Corp.	35,942	32,230
Industrial & Commercial Bank of China	39,034	29,077
Man Group Plc	7,865	36,294
RSA Insurance Group Plc	16,104	31,435

		203,223
HEALTH CARE - 12.1%
Merck & Co. Inc.	861	31,045
Pfizer Inc.	1,850	32,386

		63,431
INDUSTRIALS - 5.5%
BAE Systems Plc	5,636	28,997
TELECOMMUNICATION SERVICES - 30.0%
AT&T Inc.	1,206	35,439
BT Group Plc	16,844	47,479
Verizon Communications Inc. (d)	1,060	37,936
Vodafone Group Plc	13,934	36,020

		156,874

Total Common Stocks (cost $459,892)		521,557

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

SHORT TERM INVESTMENTS - 0.4%
Investment Company - 0.0%
JNL Money Market Fund, 0.08% (a) (b)	184	184
Securities Lending Collateral 0.4%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	1,562	1,562
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	263	259

		1,821

Total Short Term Investments (cost $2,009)		2,005

Total Investments - 100.1% (cost $461,901)		523,562
Other Assets and Liabilities, Net - (0.1%)		(662)

Total Net Assets - 100.0%		$ 522,900

JNL/Mellon Capital Management Nasdaq 25 Fund
COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 30.1%
Bed Bath & Beyond Inc. (c)	146	$ 7,184
DirecTV - Class A (c)	413	16,472
Expedia Inc.	146	3,665
Garmin Ltd. (d)	112	3,471
Liberty Media Corp. - Interactive (c)	319	5,032
Sears Holdings Corp. (c) (d)	64	4,731
Staples Inc.	407	9,261
Starbucks Corp.	307	9,878
Urban Outfitters Inc. (c)	94	3,366

		63,060
CONSUMER STAPLES - 6.9%
Costco Wholesale Corp.	199	14,367
HEALTH CARE - 12.3%
Express Scripts Inc. (c)	249	13,450
Life Technologies Corp. (c)	100	5,570
Mylan Inc. (c)	171	3,603
Warner Chilcott Plc - Class A (c)	142	3,202

		25,825
INDUSTRIALS - 2.4%
Fastenal Co. (d)	82	4,929
INFORMATION TECHNOLOGY - 43.2%
Adobe Systems Inc. (c)	294	9,059
Apple Inc. (c)	76	24,541
CA Inc.	287	7,020
Check Point Software Technologies Ltd. (c)	117	5,434
Citrix Systems Inc. (c)	102	6,964
eBay Inc. (c)	586	16,312
FLIR Systems Inc. (c)	85	2,520
Maxim Integrated Products Inc.	169	4,001
Microsoft Corp.	526	14,691

		90,542
TELECOMMUNICATION SERVICES - 2.8%
Millicom International Cellular SA	61	5,812

Total Common Stocks (cost $175,187)		204,535

	Shares/Par	Value

INVESTMENT COMPANIES - 2.3%
PowerShares QQQ Trust (d)	90	4,886

Total Investment Companies (cost $4,908)		4,886

SHORT TERM INVESTMENTS - 6.8%
Investment Company - 0.6%
JNL Money Market Fund, 0.08% (a) (b)	1,343	1,343
Securities Lending Collateral 6.2%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	12,677	12,677
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	291	286

		12,963

Total Short Term Investments (cost $14,311)		14,306

Total Investments - 106.8% (cost $194,406)		223,727
Other Assets and Liabilities, Net - (6.8%)		(14,310)

Total Net Assets - 100.0%		$ 209,417

JNL/Mellon Capital Management Value Line 30 Fund
COMMON STOCKS - 98.5%
CONSUMER DISCRETIONARY - 41.0%
Dress Barn Inc. (c)	306	$ 8,071
Expedia Inc.	1,097	27,517
Guess? Inc.	380	17,972
J Crew Group Inc. (c) (d)	261	11,266
Jo-Ann Stores Inc. (c)	182	10,937
Polo Ralph Lauren Corp. - Class A	238	26,409
Priceline.com Inc. (c)	175	69,758
Starbucks Corp.	2,729	87,694
TRW Automotive Holdings Corp. (c)	491	25,871
Tupperware Brands Corp.	263	12,522
Urban Outfitters Inc. (c)	708	25,348
Valassis Communications Inc. (c)	358	11,566

		334,931
CONSUMER STAPLES - 1.0%
Nu Skin Enterprises Inc. - Class A	261	7,905
ENERGY - 4.9%
Newfield Exploration Co. (c)	556	40,088
FINANCIALS - 10.2%
AFLAC Inc.	1,361	76,791
Cash America International Inc. (d)	183	6,742

		83,533
HEALTH CARE - 3.0%
Catalyst Health Solutions Inc. (c)	180	8,350
Medicis Pharmaceutical Corp. - Class A	249	6,678
Sirona Dental Systems Inc. (c)	225	9,380

		24,408
INFORMATION TECHNOLOGY - 30.0%
Blue Coat Systems Inc. (c)	229	6,849
Cognizant Technology Solutions Corp. – Class A (c)	1,173	85,966
F5 Networks Inc. (c)	312	40,548
Marvell Technology Group Ltd. (c)	2,484	46,075
Micron Technology Inc. (c)	3,577	28,690

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

Unisys Corp. (c)	177	4,592
Western Digital Corp. (c)	947	32,119

		244,839
MATERIALS - 4.6%
Lubrizol Corp.	283	30,223
NewMarket Corp.	63	7,730

		37,953
TELECOMMUNICATION SERVICES - 3.8%
NII Holdings Inc. - Class B (c)	689	30,768

Total Common Stocks (cost $660,347)		804,425

INVESTMENT COMPANIES - 1.6%
SPDR S&P 500 ETF Trust	101	12,744

Total Investment Companies (cost $12,723)		12,744

SHORT TERM INVESTMENTS - 1.1%
Investment Company - 0.7%
JNL Money Market Fund, 0.08% (a) (b)	5,799	5,799
Securities Lending Collateral 0.4%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	2,004	2,004
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	1,153	1,134

		3,138

Total Short Term Investments (cost $8,955)		8,937

Total Investments - 101.2% (cost $682,025)		826,106
Other Assets and Liabilities, Net - (1.2%)		(9,648)

Total Net Assets - 100.0%		$ 816,458

JNL/Mellon Capital Management Dow Dividend Fund
COMMON STOCKS - 98.1%
CONSUMER DISCRETIONARY - 4.0%
Leggett & Platt Inc.	478	$ 10,885
CONSUMER STAPLES - 4.2%
Kraft Foods Inc. - Class A	359	11,315
FINANCIALS - 27.0%
Allstate Corp.	330	10,520
BB&T Corp. (d)	391	10,271
Cincinnati Financial Corp.	371	11,765
First Niagara Financial Group Inc.	713	9,964
FirstMerit Corp.	492	9,742
New York Community Bancorp Inc.	672	12,661
People’s United Financial Inc.	594	8,321

		73,244
HEALTH CARE - 3.6%
Merck & Co. Inc.	271	9,778
MATERIALS - 8.5%
RPM International Inc.	488	10,776
Valspar Corp.	355	12,250

		23,026
TELECOMMUNICATION SERVICES - 3.8%
AT&T Inc.	354	10,390

	Shares/Par	Value

UTILITIES - 47.0%
American Electric Power Co. Inc.	285	10,252
DTE Energy Co.	227	10,306
Edison International	285	11,000
NextEra Energy Inc.	188	9,758
Nicor Inc.	232	11,575
NiSource Inc.	644	11,355
Northeast Utilities	378	12,044
PG&E Corp.	222	10,621
Pinnacle West Capital Corp.	267	11,056
Public Service Enterprise Group Inc.	298	9,485
SCANA Corp. (d)	263	10,680
Sempra Energy	177	9,295

		127,427

Total Common Stocks (cost $248,980)		266,065

INVESTMENT COMPANIES - 1.4%
iShares Dow Jones Select Dividend Fund	76	3,794

Total Investment Companies (cost $3,812)		3,794

SHORT TERM INVESTMENTS - 4.0%
Investment Company - 0.2%
JNL Money Market Fund, 0.08% (a) (b)	526	526
Securities Lending Collateral 3.8%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	9,135	9,135
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	1,325	1,303

		10,438

Total Short Term Investments (cost $10,986)		10,964

Total Investments - 103.5% (cost $263,778)		280,823
Other Assets and Liabilities, Net - (3.5%)		(9,464)

Total Net Assets - 100.0%		$ 271,359

JNL/Mellon Capital Management S&P 24 Fund
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 13.7%
Coach Inc.	347	$ 19,206
Scripps Networks Interactive Inc. - Class A	305	15,789
TJX Cos. Inc.	347	15,413

		50,408
CONSUMER STAPLES - 11.1%
Colgate-Palmolive Co.	154	12,385
Lorillard Inc.	158	12,957
Philip Morris International Inc.	263	15,414

		40,756
ENERGY - 18.5%
FMC Technologies Inc. (c)	220	19,548
National Oilwell Varco Inc.	288	19,351
Peabody Energy Corp.	281	17,956
QEP Resources Inc.	306	11,096

		67,951

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

FINANCIALS - 11.3%
Franklin Resources Inc.	120	13,369
Plum Creek Timber Co. Inc.	335	12,554
T. Rowe Price Group Inc.	239	15,422

		41,345
HEALTH CARE - 10.6%
Baxter International Inc.	217	10,988
Medco Health Solutions Inc. (c)	198	12,134
Waters Corp. (c)	205	15,955

		39,077
INDUSTRIALS - 11.6%
Dun & Bradstreet Corp.	151	12,389
Flowserve Corp.	135	16,046
United Technologies Corp.	182	14,364

		42,799

INFORMATION TECHNOLOGY - 11.7%
Google Inc. - Class A (c)	20	12,129
International Business Machines Corp.	97	14,269
Teradata Corp. (c)	404	16,617

		43,015
UTILITIES - 8.0%
Public Service Enterprise Group Inc.	381	12,112
Questar Corp.	308	5,354
Sempra Energy	226	11,870

		29,336

Total Common Stocks (cost $308,019)		354,687

INVESTMENT COMPANIES - 3.1%
SPDR S&P 500 ETF Trust	91	11,442

Total Investment Companies (cost $11,387)		11,442

SHORT TERM INVESTMENTS - 0.6%

Investment Company - 0.6%
JNL Money Market Fund, 0.08% (a) (b)	2,131	2,131

Total Short Term Investments (cost $2,131)		2,131

Total Investments - 100.2% (cost $321,537)		368,260
Other Assets and Liabilities, Net - (0.2%)		(657)

Total Net Assets - 100.0%		$ 367,603

JNL/Mellon Capital Management 25 Fund

COMMON STOCKS - 99.6%

CONSUMER DISCRETIONARY - 19.5%
Cinemark Holdings Inc.	1,137	$ 19,605
Foot Locker Inc.	1,372	26,921
Genuine Parts Co.	485	24,922
H&R Block Inc.	1,138	13,558
Thomson Reuters Corp.	576	21,464

		106,470
CONSUMER STAPLES - 23.8%
Campbell Soup Co.	594	20,630
Clorox Co.	330	20,913
ConAgra Foods Inc.	831	18,772
HJ Heinz Co.	458	22,641
Sara Lee Corp.	1,504	26,333

	Shares/Par	Value

Sysco Corp.	699	20,543

		129,832
ENERGY - 7.6%
Enbridge Inc.	425	23,991
Nordic American Tanker Shipping Ltd. (d)	664	17,274

		41,265
HEALTH CARE - 3.5%
Abbott Laboratories	396	18,968
INDUSTRIALS - 8.2%
Waste Management Inc.	601	22,151
Watsco Inc.	361	22,742

		44,893
INFORMATION TECHNOLOGY - 3.8%
Diebold Inc.	638	20,463
MATERIALS - 29.3%
Bemis Co. Inc.	703	22,950
Huntsman Corp.	1,662	25,948
MeadWestvaco Corp.	792	20,723
Olin Corp.	1,010	20,719
PPG Industries Inc.	306	25,699
RPM International Inc.	979	21,636
Sonoco Products Co.	657	22,108

		159,783
TELECOMMUNICATION SERVICES - 3.9%
Rogers Communications Inc. - Class B	619	21,430

Total Common Stocks (cost $516,868)		543,104

SHORT TERM INVESTMENTS - 3.2%

Investment Company - 0.3%
JNL Money Market Fund, 0.08% (a) (b)	1,421	1,421
Securities Lending Collateral 2.9%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	15,319	15,319
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	354	348

		15,667

Total Short Term Investments (cost $17,094)		17,088

Total Investments - 102.8% (cost $533,962)		560,192
Other Assets and Liabilities, Net - (2.8%)		(15,179)

Total Net Assets - 100.0%		$ 545,013

JNL/Mellon Capital Management Select Small-Cap Fund * (e)

COMMON STOCKS - 99.7%

CONSUMER DISCRETIONARY - 18.2%
99 Cents Only Stores (c)	189	$ 3,009
Arbitron Inc.	73	3,021
Cabela’s Inc. - Class A (c) (d)	187	4,058
Cracker Barrel Old Country Store Inc.	63	3,436
Iconix Brand Group Inc. (c)	196	3,783
Jos. A. Bank Clothiers Inc. (c)	76	3,068
PF Chang’s China Bistro Inc. (d)	64	3,083
Under Armour Inc. - Class A (c) (d)	104	5,726

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

Other Securities		23,012

		52,196
CONSUMER STAPLES - 5.9%
Diamond Foods Inc. (d)	58	3,096
TreeHouse Foods Inc. (c) (d)	95	4,876
United Natural Foods Inc. (c)	119	4,373
Universal Corp.	67	2,728
Other Securities		1,870

		16,943
ENERGY - 4.9%
Bristow Group Inc. (c)	99	4,688
Helix Energy Solutions Group Inc. (c)	287	3,479
World Fuel Services Corp.	163	5,890

		14,057
FINANCIALS - 13.3%
Delphi Financial Group Inc. - Class A	133	3,822
EZCORP Inc. - Class A (c)	125	3,397
First Financial Bancorp	158	2,929
Healthcare Realty Trust Inc.	168	3,559
Kilroy Realty Corp.	118	4,306
Mid-America Apartment Communities Inc.	81	5,112
Sovran Self Storage Inc.	76	2,802
Other Securities		12,364

		38,291
HEALTH CARE - 14.5%
American Medical Systems Holdings Inc. (c)	208	3,916
HMS Holdings Corp. (c)	74	4,803
NuVasive Inc. (c) (d)	107	2,742
PSS World Medical Inc. (c)	161	3,642
Universal American Corp. (c)	206	4,207
Other Securities		22,239

		41,549
INDUSTRIALS - 13.9%
AAR Corp. (c)	108	2,959
Healthcare Services Group Inc.	181	2,950
Hexcel Corp. (c)	267	4,835
II-VI Inc. (c)	84	3,904
Middleby Corp. (c)	51	4,325
Moog Inc. - Class A (c)	114	4,521
Triumph Group Inc.	46	4,106
Tutor Perini Corp. (c)	135	2,901
Other Securities		9,431

		39,932
INFORMATION TECHNOLOGY - 23.1%
ADTRAN Inc.	170	6,150
Ariba Inc. (c)	245	5,757
Blackbaud Inc.	122	3,157
Lawson Software Inc. (c)	447	4,134
MAXIMUS Inc.	48	3,118
Progress Software Corp. (c)	114	4,817
SYNNEX Corp. (c)	94	2,948
Syntel Inc.	114	5,444
Tessera Technologies Inc. (c)	137	3,040
ViaSat Inc. (c) (d)	108	4,805
Wright Express Corp. (c)	105	4,853
Zebra Technologies Corp. - Class A (c)	160	6,064
Other Securities		11,954

		66,241
MATERIALS - 1.4%
Other Securities		4,120

	Shares/Par	Value

TELECOMMUNICATION SERVICES - 0.5%
Other Securities		1,568
UTILITIES - 4.0%
Avista Corp.	150	3,386
Black Hills Corp.	107	3,196
IDACORP Inc.	133	4,903

		11,485

Total Common Stocks (cost $252,937)		286,382

SHORT TERM INVESTMENTS - 12.5%

Investment Company - 0.4%
JNL Money Market Fund, 0.08% (a) (b)	1,017	1,017

Securities Lending Collateral 12.1%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	32,073	32,073
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	2,732	2,687

		34,760

Total Short Term Investments (cost $35,822)		35,777

Total Investments - 112.2% (cost $288,759)		322,159
Other Assets and Liabilities, Net - (12.2%)		(34,991)

Total Net Assets - 100.0%		$ 287,168

JNL/Mellon Capital Management JNL 5 Fund * (e)
COMMON STOCKS - 99.4%
CONSUMER DISCRETIONARY - 19.1%
Ford Motor Co. (c) (d)	6,063	$ 101,802
Home Depot Inc.	3,586	125,731
McDonald’s Corp.	998	76,611
Polaris Industries Inc.	571	44,552
Sears Holdings Corp. (c) (d)	747	55,055
Shaw Communications Inc. - Class B (d)	1,212	25,916
Thomson Reuters Corp.	773	28,825
VF Corp.	340	29,295
Other Securities		190,002

		677,789
CONSUMER STAPLES - 12.9%
Campbell Soup Co.	736	25,592
Clorox Co.	408	25,820
Coca-Cola Enterprises Inc.	2,939	73,575
Hershey Co.	697	32,876
Kraft Foods Inc. - Class A	3,822	120,438
Sara Lee Corp.	2,044	35,797
Sysco Corp.	891	26,193
Other Securities		118,652

		458,943
ENERGY - 9.2%
Chevron Corp.	809	73,855
CNOOC Ltd.	26,400	62,631
ConocoPhillips	488	33,201
Enbridge Inc.	538	30,315
PetroChina Co. Ltd. (c) (d)	34,546	45,156
Valero Energy Corp.	1,487	34,373

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

Other Securities		46,869

		326,400
FINANCIALS - 8.4%
American Express Co.	1,538	66,004
Bank of China Ltd. (d)	76,654	40,433
China Construction Bank Corp.	48,272	43,286
Man Group Plc	8,349	38,530
RSA Insurance Group Plc	21,320	41,617
Other Securities		68,613

		298,483
HEALTH CARE - 8.7%
CIGNA Corp.	1,767	64,766
Merck & Co. Inc.	1,705	61,453
Pfizer Inc.	5,711	99,993
Other Securities		85,126

		311,338
INDUSTRIALS - 9.8%
BAE Systems Plc	7,136	36,716
Boeing Co.	1,151	75,130
GATX Corp.	866	30,551
Waste Management Inc.	736	27,145
Watsco Inc. (d)	509	32,085
Other Securities		146,827

		348,454
INFORMATION TECHNOLOGY - 6.8%
Diebold Inc.	873	27,981
Micron Technology Inc. (c) (d)	5,899	47,308
Western Digital Corp. (c)	1,411	47,832
Other Securities		117,370

		240,491
MATERIALS - 10.7%
Dow Chemical Co.	2,255	77,000
EI Du Pont de Nemours & Co.	1,851	92,329
Huntsman Corp.	2,210	34,491
International Paper Co.	2,327	63,378
PPG Industries Inc.	426	35,833
Sonoco Products Co.	853	28,708
Other Securities		49,502

		381,241
TELECOMMUNICATION SERVICES - 12.5%
AT&T Inc.	3,706	108,886
BT Group Plc	19,051	53,702
Rogers Communications Inc. - Class B	801	27,745
Sprint Nextel Corp. (c)	17,026	72,018
Verizon Communications Inc.	3,136	112,190
Vodafone Group Plc	17,895	46,258
Other Securities		23,136

		443,935
UTILITIES - 1.3%
Hongkong Electric Holdings Ltd.	7,631	48,103

Total Common Stocks (cost $3,190,094)		3,535,177

INVESTMENT COMPANIES - 0.4%
Other Securities		15,225

Total Investment Companies (cost $15,214)		15,225

SHORT TERM INVESTMENTS - 6.3%

Investment Company - 0.2%
JNL Money Market Fund, 0.08% (a) (b)	5,688	5,688

	Shares/Par	Value

Securities Lending Collateral 6.1%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	195,899	195,899
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	20,629	20,291

		216,190

Total Short Term Investments (cost $222,216)		221,878

Total Investments - 106.1% (cost $3,427,524)		3,772,280
Other Assets and Liabilities, Net - (6.1%)		(216,993)

Total Net Assets - 100.0%		$ 3,555,287

JNL/Mellon Capital Management VIP Fund * (e)
COMMON STOCKS - 99.6%
CONSUMER DISCRETIONARY - 20.7%
Coach Inc.	50	$ 2,779
DirecTV - Class A (c)	114	4,533
Expedia Inc.	106	2,670
Priceline.com Inc. (c)	12	4,904
Scripps Networks Interactive Inc. - Class A	45	2,308
Staples Inc.	91	2,076
Starbucks Corp.	284	9,118
TJX Cos. Inc.	50	2,225
Urban Outfitters Inc. (c)	68	2,451
Vivendi SA	74	1,986
Other Securities		26,723

		61,773
CONSUMER STAPLES - 5.8%
Costco Wholesale Corp.	55	3,955
Kraft Foods Inc. - Class A	65	2,054
Philip Morris International Inc.	38	2,223
Other Securities		9,085

		17,317
ENERGY - 8.7%
FMC Technologies Inc. (c)	32	2,846
National Oilwell Varco Inc.	42	2,798
Newfield Exploration Co. (c)	37	2,692
Peabody Energy Corp.	41	2,620
Royal Dutch Shell Plc - B Shares	75	2,477
StatoilHydro ASA	89	2,118
Other Securities		10,311

		25,862
FINANCIALS - 11.6%
AFLAC Inc.	96	5,404
Cincinnati Financial Corp.	67	2,122
Muenchener Rueckversicherungs AG	14	2,132
New York Community Bancorp Inc.	121	2,282
T. Rowe Price Group Inc.	34	2,218
Zurich Financial Services AG	10	2,626
Other Securities		17,927

		34,711
HEALTH CARE - 7.2%
Express Scripts Inc. (c)	69	3,727
Waters Corp. (c)	30	2,321
Other Securities		15,402

		21,450

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

INDUSTRIALS - 5.4%
Flowserve Corp.	19	2,308
United Technologies Corp.	26	2,075
Other Securities		11,613

		15,996
INFORMATION TECHNOLOGY - 18.3%
Adobe Systems Inc. (c)	66	2,018
Apple Inc. (c)	21	6,780
Cognizant Technology Solutions Corp. - Class A (c)	82	6,035
eBay Inc. (c)	162	4,503
F5 Networks Inc. (c)	22	2,895
International Business Machines Corp.	14	2,060
Marvell Technology Group Ltd. (c)	175	3,242
Microsoft Corp.	145	4,040
Teradata Corp. (c)	59	2,409
Western Digital Corp. (c)	63	2,125
Other Securities		18,596

		54,703
MATERIALS - 2.8%
Valspar Corp.	61	2,104
Other Securities		6,289

		8,393
TELECOMMUNICATION SERVICES - 6.5%
NII Holdings Inc. - Class B (c)	46	2,062
Swisscom AG	6	2,536
Vodafone Group Plc	951	2,459
Other Securities		12,252

		19,309
UTILITIES - 12.6%
Fortum Oyj	82	2,461
Nicor Inc.	42	2,091
NiSource Inc.	115	2,020
Northeast Utilities	68	2,181
Pinnacle West Capital Corp.	48	1,998
Public Service Enterprise Group Inc.	108	3,440
Sempra Energy	65	3,386
Other Securities		20,133

		37,710

Total Common Stocks (cost $261,948)		297,224

INVESTMENT COMPANIES - 0.5%
Other Securities		1,567

Total Investment Companies (cost $1,566)		1,567

SHORT TERM INVESTMENTS - 4.2%
Investment Company - 0.5%
JNL Money Market Fund, 0.08% (a) (b)	1,456	1,456
Securities Lending Collateral 3.7%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	9,650	9,650
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	1,416	1,393

		11,043

Total Short Term Investments (cost $12,522)		12,499

	Shares/Par	Value

Total Investments - 104.3% (cost $276,036)		311,290
Other Assets and Liabilities, Net - (4.3%)		(12,813)

Total Net Assets - 100.0%		$298,477

JNL/Mellon Capital Management JNL Optimized 5 Fund * (e)
COMMON STOCKS - 99.3%
CONSUMER DISCRETIONARY - 24.0%
DirecTV - Class A (c)	286	$11,419
Expedia Inc.	268	6,728
Home Depot Inc.	144	5,032
Polo Ralph Lauren Corp. - Class A	39	4,360
Priceline.com Inc. (c)	31	12,354
Staples Inc.	227	5,179
Starbucks Corp.	714	22,928
TRW Automotive Holdings Corp. (c)	84	4,403
Urban Outfitters Inc. (c)	172	6,158
Vivendi SA	180	4,864
Other Securities		35,978

		119,403
CONSUMER STAPLES - 6.6%
Costco Wholesale Corp.	138	9,978
Kraft Foods Inc. - Class A	153	4,814
Other Securities		17,954

		32,746
ENERGY - 10.0%
CNOOC Ltd.	2,644	6,272
ENI SpA	211	4,617
Newfield Exploration Co. (c)	90	6,493
PetroChina Co. Ltd. (c)	3,456	4,517
Royal Dutch Shell Plc - B Shares	182	6,018
StatoilHydro ASA	215	5,112
Total SA	83	4,416
Other Securities		12,320

		49,765
FINANCIALS - 8.5%
AFLAC Inc.	236	13,291
Bank of China Ltd.	7,725	4,075
China Construction Bank Corp.	4,865	4,363
Muenchener Rueckversicherungs AG	34	5,218
RSA Insurance Group Plc	2,149	4,195
Zurich Financial Services AG	24	6,308
Other Securities		4,798

		42,248
HEALTH CARE - 4.8%
Express Scripts Inc. (c)	173	9,342
Other Securities		14,632

		23,974
INDUSTRIALS - 3.2%
Other Securities		16,002

INFORMATION TECHNOLOGY - 20.6%
Adobe Systems Inc. (c)	165	5,065
Apple Inc. (c)	53	17,051
Cognizant Technology Solutions Corp. – Class A (c)	208	15,231
eBay Inc. (c)	407	11,313
F5 Networks Inc. (c)	56	7,297

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

Marvell Technology Group Ltd. (c)	440	8,163
Micron Technology Inc. (c)	597	4,792
Microsoft Corp.	365	10,192
Western Digital Corp. (c)	151	5,135
Other Securities		18,580

		102,819
MATERIALS - 3.4%
Lubrizol Corp.	48	5,095
Other Securities		11,741

		16,836
TELECOMMUNICATION SERVICES - 12.0%
AT&T Inc.	147	4,326
BT Group Plc	1,905	5,369
Deutsche Telekom AG	359	4,611
France Telecom SA	214	4,460
Koninklijke KPN NV	315	4,596
NII Holdings Inc. - Class B (c)	117	5,239
Swisscom AG	14	6,170
Telefonica SA	191	4,362
Verizon Communications Inc.	125	4,456
Vodafone Group Plc	4,103	10,606
Other Securities		5,582

		59,777
UTILITIES - 6.2%
Enel SpA	926	4,638
Fortum Oyj	196	5,917
Hongkong Electric Holdings Ltd.	765	4,823
National Grid Plc	488	4,210
Other Securities		11,379

		30,967

Total Common Stocks (cost $451,506)		494,537

INVESTMENT COMPANIES - 0.5%
Other Securities		2,497

Total Investment Companies (cost $2,496)		2,497

SHORT TERM INVESTMENTS - 1.8%
Investment Company - 0.2%
JNL Money Market Fund, 0.08% (a) (b)	829	829
Securities Lending Collateral 1.6%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	7,121	7,121
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	871	857

		7,978

Total Short Term Investments (cost $8,821)		8,807

Total Investments - 101.6% (cost $462,823)		505,841
Other Assets and Liabilities, Net - (1.6%)		(7,728)

Total Net Assets - 100.0%		$ 498,113

JNL/Mellon Capital Management S&P SMid 60 Fund
COMMON STOCKS - 96.6%
Consumer Discretionary - 8.9%
Group 1 Automotive Inc. (d)	123	$5,153

	Shares/Par	Value

Mohawk Industries Inc. (c)	147	8,332
Regis Corp.	449	7,449
Spartan Motors Inc.	608	3,703
Stage Stores Inc.	283	4,910
Standard-Pacific Corp. (c) (d)	926	4,261

		33,808
CONSUMER STAPLES - 4.7%
Nash Finch Co.	94	4,016
Smithfield Foods Inc. (c)	460	9,487
Spartan Stores Inc.	245	4,153

		17,656
ENERGY - 17.1%
Basic Energy Services Inc. (c)	393	6,474
Overseas Shipholding Group Inc.	159	5,637
Patterson-UTI Energy Inc.	455	9,806
Petroleum Development Corp. (c)	191	8,058
Pioneer Drilling Co. (c)	439	3,864
Plains Exploration & Production Co. (c)	251	8,078
Southern Union Co.	306	7,372
Tidewater Inc.	145	7,807
Unit Corp. (c)	164	7,604

		64,700
FINANCIALS - 26.8%
Amerisafe Inc. (c)	193	3,374
Apollo Investment Corp.	733	8,116
Astoria Financial Corp.	559	7,780
Cedar Shopping Centers Inc.	516	3,242
Colonial Properties Trust	298	5,383
Delphi Financial Group Inc. - Class A	156	4,512
Duke Realty Corp.	575	7,158
First Midwest Bancorp Inc.	318	3,666
HCC Insurance Holdings Inc.	249	7,195
Hospitality Properties Trust	295	6,794
Kite Realty Group Trust	860	4,652
Lexington Realty Trust (d)	576	4,576
National Penn Bancshares Inc.	604	4,854
Parkway Properties Inc. (d)	168	2,951
Pennsylvania Real Estate Investment Trust (d)	413	6,005
Reinsurance Group of America Inc.	147	7,875
Selective Insurance Group	213	3,864
Whitney Holding Corp.	384	5,438
Wintrust Financial Corp. (d)	113	3,717

		101,152
HEALTH CARE - 3.9%
Kindred Healthcare Inc. (c)	379	6,958
LifePoint Hospitals Inc. (c)	215	7,899

		14,857
INDUSTRIALS - 13.3%
Alexander & Baldwin Inc.	203	8,130
Ceradyne Inc. (c)	182	5,740
Encore Wire Corp.	166	4,167
GATX Corp.	243	8,573
Gibraltar Industries Inc. (c)	221	2,997
Mueller Industries Inc.	141	4,607
School Specialty Inc. (c) (d)	148	2,067
SkyWest Inc. (d)	205	3,200
Trinity Industries Inc. (d)	400	10,657

		50,138
INFORMATION TECHNOLOGY - 9.4%
Arrow Electronics Inc. (c)	236	8,083
Ingram Micro Inc. - Class A (c)	398	7,606
Tech Data Corp. (c)	149	6,562

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

Vishay Intertechnology Inc. (c) (d)	826	12,129
Vishay Precision Group Inc. (c)	60	1,134

		35,514
MATERIALS - 2.2%
Reliance Steel & Aluminum Co.	162	8,262
TELECOMMUNICATION SERVICES - 2.0%
Telephone & Data Systems Inc.	205	7,492
UTILITIES - 8.3%
Atmos Energy Corp.	236	7,379
El Paso Electric Co. (c)	173	4,750
Great Plains Energy Inc. (d)	359	6,954
NV Energy Inc.	562	7,890
Southwest Gas Corp.	123	4,499

		31,472

Total Common Stocks (cost $315,083)		365,051

INVESTMENT COMPANIES - 3.1%
iShares S&P 400 Index Fund	87	7,846
iShares S&P SmallCap 600 Index Fund (d)	56	3,832

Total Investment Companies (cost $11,755)		11,678

SHORT TERM INVESTMENTS - 7.3%
Investment Company - 2.0%
JNL Money Market Fund, 0.08% (a) (b)	7,698	7,698
Securities Lending Collateral 5.3%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	19,707	19,707
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	471	464

		20,171

Total Short Term Investments (cost $27,877)		27,869

Total Investments - 107.0% (cost $354,715)		404,598
Other Assets and Liabilities, Net - (7.0%)		(26,575)

Total Net Assets - 100.0%		$ 378,023

JNL/Mellon Capital Management NYSE International 25 Fund
COMMON STOCKS - 98.7%
CONSUMER DISCRETIONARY - 4.8%
Sony Corp. - ADR	138	$ 4,916
ENERGY - 15.6%
EnCana Corp.	125	3,646
ENI SpA - ADR	80	3,517
Repsol YPF SA - ADR (d)	152	4,249
Royal Dutch Shell Plc - ADR	66	4,428

		15,840
FINANCIALS - 50.6%
AXA SA - ADR	169	2,814
Bank of Montreal	76	4,397
Barclays Plc - ADR (d)	230	3,806
Credit Suisse Group AG - ADR	83	3,346
Deutsche Bank AG (d)	57	2,975
HSBC Holdings Plc - ADR	71	3,626
ING Groep NV - ADR (c) (d)	413	4,046

	Shares/Par	Value

Lloyds Banking Group Plc - ADR (c)	1,171	4,811
Manulife Financial Corp. (d)	222	3,812
Mitsubishi UFJ Financial Group Inc. - ADR	824	4,459
Mizuho Financial Group Inc. - ADR (d)	1,139	4,272
Toronto-Dominion Bank	64	4,726
UBS AG (c)	261	4,305

		51,395
MATERIALS - 3.4%
ArcelorMittal - NYS (d)	89	3,394
TELECOMMUNICATION SERVICES - 20.7%
China Unicom Ltd. - ADR	309	4,407
Deutsche Telekom AG - ADR	276	3,531
Nippon Telegraph & Telephone Corp. - ADR	205	4,711
NTT DoCoMo Inc. - ADR (d)	286	4,977
Telecom Italia SpA - ADR	263	3,402

		21,028
UTILITIES - 3.6%
Veolia Environnement - ADR (d)	124	3,634

Total Common Stocks (cost $98,203)		100,207

INVESTMENT COMPANIES - 1.2%
iShares MSCI EAFE Index Fund	20	1,187

Total Investment Companies (cost $1,174)		1,187

SHORT TERM INVESTMENTS - 18.1%
Investment Company - 0.1%
JNL Money Market Fund, 0.08% (a) (b)	137	137
Securities Lending Collateral 18.0%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	17,436	17,436
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	790	776

		18,212

Total Short Term Investments (cost $18,362)		18,349

Total Investments - 118.0% (cost $117,739)		119,743
Other Assets and Liabilities, Net - (18.0%)		(18,255)

Total Net Assets - 100.0%		$ 101,488

JNL/Mellon Capital Management Communications Sector Fund
COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 3.8%
Virgin Media Inc. (d)	88	$ 2,406
FINANCIALS - 2.6%
Leucadia National Corp.	57	1,677
TELECOMMUNICATION SERVICES - 93.4%
AboveNet Inc. (c)	7	391
American Tower Corp. - Class A (c)	60	3,113
AT&T Inc.	532	15,616
CenturyLink Inc. (d)	67	3,085
Cincinnati Bell Inc. (c)	63	177
Crown Castle International Corp. (c)	72	3,162
Frontier Communications Corp.	297	2,885
Leap Wireless International Inc. (c)	19	235
Level 3 Communications Inc. (c) (d)	444	435

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

MetroPCS Communications Inc. (c)	73	921
NII Holdings Inc. - Class B (c)	49	2,200
Qwest Communications International Inc.	406	3,087
SBA Communications Corp. (c)	33	1,369
Sprint Nextel Corp. (c)	748	3,164
Telephone & Data Systems Inc.	14	514
Telephone & Data Systems Inc. – Special Shares	12	385
tw telecom inc. (c)	45	771
US Cellular Corp. (c)	5	240
Verizon Communications Inc.	444	15,899
Windstream Corp.	143	1,991

		59,640

Total Common Stocks (cost $56,089)		63,723

SHORT TERM INVESTMENTS - 8.7%
Investment Company - 1.2%
JNL Money Market Fund, 0.08% (a) (b)	751	751
Securities Lending Collateral 7.5%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	4,578	4,578
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	236	233

		4,811

Total Short Term Investments (cost $5,565)		5,562

Total Investments - 108.5% (cost $61,654)		69,285
Other Assets and Liabilities, Net - (8.5%)		(5,452)

Total Net Assets - 100.0%		$ 63,833

JNL/Mellon Capital Management Consumer Brands Sector Fund * (e)
COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 73.1%
Amazon.com Inc. (c)	17	$ 3,052
Bed Bath & Beyond Inc. (c)	13	624
Best Buy Co. Inc.	16	542
Cablevision Systems Corp. - Class A	12	414
Carnival Corp.	20	925
CBS Corp. - Class B	30	580
Comcast Corp. - Class A	101	2,209
Comcast Corp. - Special Class A	36	742
DirecTV - Class A (c)	41	1,626
Discovery Communications Inc. - Class A (c)	7	279
Discovery Communications Inc. - Class C (c)	7	251
Gap Inc.	17	386
Home Depot Inc.	80	2,805
Kohl’s Corp. (c)	14	764
Las Vegas Sands Corp. (c)	22	1,009
Liberty Global Inc. (c)	5	186
Liberty Global Inc. - Class A (c) (d)	5	194
Liberty Media Corp. - Starz (c)	2	156
Liberty Media Corp. - Capital (c)	4	219
Liberty Media Corp. - Interactive (c)	27	433
Limited Brands Inc.	13	411
Lowe’s Cos. Inc.	67	1,691
Macy’s Inc.	20	518
Marriott International Inc. - Class A	15	641
McDonald’s Corp.	52	3,987
McGraw-Hill Cos. Inc.	15	549

	Shares/Par	Value

NetFlix Inc. (c) (d)	2	385
News Corp. - Class A	89	1,291
News Corp. - Class B	21	346
O’Reilly Automotive Inc. (c)	7	402
Omnicom Group Inc.	15	676
Priceline.com Inc. (c)	2	941
Staples Inc.	36	809
Starbucks Corp.	36	1,168
Starwood Hotels & Resorts Worldwide Inc.	9	519
Target Corp.	31	1,884
Tiffany & Co.	6	383
Time Warner Cable Inc.	17	1,137
Time Warner Inc.	55	1,766
TJX Cos. Inc.	20	866
Viacom Inc. - Class B	27	1,075
Walt Disney Co.	87	3,252
Wynn Resorts Ltd.	4	441
Yum! Brands Inc.	23	1,120
Other Securities		13,559

		57,213
CONSUMER STAPLES - 17.6%
Costco Wholesale Corp.	21	1,525
CVS Caremark Corp.	66	2,310
Kroger Co.	29	650
Safeway Inc.	18	410
Sysco Corp.	29	844
Wal-Mart Stores Inc.	99	5,317
Walgreen Co.	48	1,861
Other Securities		812

		13,729
HEALTH CARE - 3.0%
AmerisourceBergen Corp.	14	462
Cardinal Health Inc.	17	653
McKesson Corp.	13	891
Other Securities		308

		2,314
INDUSTRIALS - 3.2%
Delta Air Lines Inc. (c)	38	483
Southwest Airlines Co.	36	472
Other Securities		1,580

		2,535
INFORMATION TECHNOLOGY - 2.9%
eBay Inc. (c)	55	1,525
Other Securities		710

		2,235

Total Common Stocks (cost $65,505)		78,026

SHORT TERM INVESTMENTS - 2.8%

Investment Company - 0.5%
JNL Money Market Fund, 0.08% (a) (b)	398	398
Securities Lending Collateral 2.3%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	1,770	1,770
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	73	71

		1,841

Total Short Term Investments (cost $2,240)		2,239

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

Total Investments - 102.6% (cost $67,745)		80,265
Other Assets and Liabilities, Net - (2.6%)		(2,050)

Total Net Assets - 100.0%		$ 78,215

JNL/Mellon Capital Management Financial Sector Fund * (e)
COMMON STOCKS - 99.6%
FINANCIALS - 95.9%
ACE Ltd.	30	$ 1,892
AFLAC Inc.	42	2,357
Allstate Corp.	45	1,444
American Express Co.	95	4,088
Ameriprise Financial Inc.	23	1,299
Annaly Capital Management Inc.	56	1,000
AON Corp.	27	1,221
AvalonBay Communities Inc.	7	840
Bank of America Corp.	709	9,452
Bank of New York Mellon Corp. (a)	108	3,267
BB&T Corp.	61	1,609
Berkshire Hathaway Inc. - Class B (c)	84	6,736
BlackRock Inc.	8	1,523
Boston Properties Inc.	12	1,074
Capital One Financial Corp.	41	1,743
Charles Schwab Corp.	87	1,487
Chubb Corp.	28	1,684
Citigroup Inc. (c)	1,878	8,881
CME Group Inc.	6	1,912
Discover Financial Services	49	908
Equity Residential	25	1,321
Fifth Third Bancorp	72	1,051
Franklin Resources Inc.	14	1,533
Goldman Sachs Group Inc.	39	6,479
Hartford Financial Services Group Inc.	40	1,059
HCP Inc.	32	1,195
Host Hotels & Resorts Inc.	59	1,059
Invesco Ltd.	41	984
JPMorgan Chase & Co.	214	9,095
Loews Corp.	31	1,190
M&T Bank Corp.	10	876
Marsh & McLennan Cos. Inc.	49	1,329
MetLife Inc.	60	2,648
Morgan Stanley	122	3,331
Northern Trust Corp.	22	1,203
PNC Financial Services Group Inc.	47	2,860
Principal Financial Group Inc.	27	882
Progressive Corp.	55	1,088
Prudential Financial Inc.	41	2,425
Public Storage	13	1,286
Simon Property Group Inc.	26	2,610
State Street Corp.	44	2,026
SunTrust Banks Inc.	45	1,324
T. Rowe Price Group Inc.	23	1,481
Travelers Cos. Inc.	42	2,346
U.S. Bancorp	171	4,613
Vornado Realty Trust	16	1,349
Wells Fargo & Co.	306	9,492
Other Securities		52,320

		174,872

INDUSTRIALS - 0.2%
Other Securities		384

	Shares/Par	Value

INFORMATION TECHNOLOGY - 3.5%
MasterCard Inc. - Class A	9	2,092
Visa Inc. - Class A	44	3,118
Western Union Co.	58	1,076

		6,286

Total Common Stocks (cost $151,284)		181,542

SHORT TERM INVESTMENTS - 3.1%
Investment Company - 0.8%
JNL Money Market Fund, 0.08% (a) (b)	1,519	1,519
Securities Lending Collateral 2.3%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	3,710	3,710
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	545	535

		4,245

Total Short Term Investments (cost $5,774)		5,764

Total Investments - 102.7% (cost $157,058)		187,306
Other Assets and Liabilities, Net - (2.7%)		(4,918)

Total Net Assets - 100.0%		$ 182,388

JNL/Mellon Capital Management Healthcare Sector Fund * (e)
COMMON STOCKS - 99.6%
HEALTH CARE - 99.6%
Abbott Laboratories	185	$ 8,843
Aetna Inc.	50	1,523
Alcon Inc. - ADR	9	1,491
Alexion Pharmaceuticals Inc. (c)	11	852
Allergan Inc.	37	2,540
Amgen Inc. (c)	115	6,311
Baxter International Inc.	70	3,531
Beckman Coulter Inc.	8	627
Becton Dickinson & Co.	26	2,231
Biogen Idec Inc. (c)	27	1,822
Boston Scientific Corp. (c)	180	1,366
Bristol-Myers Squibb Co.	206	5,461
CareFusion Corp. (c)	26	674
Celgene Corp. (c)	55	3,250
CIGNA Corp.	33	1,218
Covidien Plc	60	2,749
CR Bard Inc.	11	1,039
DaVita Inc. (c)	12	853
Edwards Lifesciences Corp. (c)	14	1,099
Eli Lilly & Co.	118	4,132
Express Scripts Inc. (c)	60	3,246
Forest Laboratories Inc. (c)	34	1,103
Genzyme Corp. (c)	31	2,184
Gilead Sciences Inc. (c)	101	3,651
Henry Schein Inc. (c)	11	685
Hospira Inc. (c)	20	1,125
Humana Inc. (c)	20	1,110
Illumina Inc. (c)	15	933
Intuitive Surgical Inc. (c)	5	1,203
Johnson & Johnson	332	20,507
Laboratory Corp. of America Holdings (c)	12	1,093
Life Technologies Corp. (c)	22	1,213
Medco Health Solutions Inc. (c)	51	3,119

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

Medtronic Inc.	130	4,823
Merck & Co. Inc.	369	13,283
Mylan Inc. (c)	52	1,097
Perrigo Co.	10	636
Pfizer Inc.	966	16,910
Quest Diagnostics Inc.	17	943
ResMed Inc. (c) (d)	18	620
St. Jude Medical Inc. (c)	41	1,765
Stryker Corp.	37	1,968
Thermo Fisher Scientific Inc. (c)	49	2,699
UnitedHealth Group Inc.	135	4,874
Varian Medical Systems Inc. (c)	14	998
Vertex Pharmaceuticals Inc. (c) (d)	24	849
Waters Corp. (c)	11	859
Watson Pharmaceuticals Inc. (c)	16	812
WellPoint Inc. (c)	48	2,715
Zimmer Holdings Inc. (c)	24	1,314
Other Securities		20,154

Total Common Stocks (cost $167,013)		170,103

RIGHTS - 0.0%
Other Securities		—

Total Rights (cost $2)		—

SHORT TERM INVESTMENTS - 1.9%
Investment Company - 0.3%
JNL Money Market Fund, 0.08% (a) (b)	522	522
Securities Lending Collateral 1.6%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	2,554	2,554
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	118	116

		2,670

Total Short Term Investments (cost $3,194)		3,192

Total Investments - 101.5% (cost $170,209)		173,295
Other Assets and Liabilities, Net - (1.5%)		(2,498)

Total Net Assets - 100.0%		$ 170,797

JNL/Mellon Capital Management Oil & Gas Sector Fund * (e)
COMMON STOCKS - 99.7%
ENERGY - 98.5%
Anadarko Petroleum Corp.	222	$ 16,889
Apache Corp.	167	19,886
Baker Hughes Inc.	192	10,955
Cabot Oil & Gas Corp. - Class A	45	1,717
Cameron International Corp. (c)	108	5,491
Chesapeake Energy Corp.	288	7,450
Chevron Corp.	854	77,911
Cimarex Energy Co.	37	3,239
Concho Resources Inc. (c)	43	3,729
ConocoPhillips	591	40,258
Core Laboratories NV (d)	20	1,800
Denbury Resources Inc. (c)	178	3,394
Devon Energy Corp.	184	14,446
Diamond Offshore Drilling Inc. (d)	28	1,895
El Paso Corp.	314	4,326
EOG Resources Inc.	113	10,370

	Shares/Par	Value

EQT Corp.	67	2,996
Exxon Mobil Corp.	2,147	157,000
FMC Technologies Inc. (c)	53	4,751
Forest Oil Corp. (c)	49	1,860
Halliburton Co.	407	16,603
Helmerich & Payne Inc. (d)	44	2,114
Hess Corp.	133	10,147
Marathon Oil Corp.	320	11,837
Murphy Oil Corp.	84	6,285
Nabors Industries Ltd. (c)	124	2,914
National Oilwell Varco Inc.	188	12,614
Newfield Exploration Co. (c)	59	4,289
Noble Corp.	115	4,106
Noble Energy Inc.	77	6,629
Occidental Petroleum Corp.	329	32,305
Oceaneering International Inc. (c)	25	1,805
PetroHawk Energy Corp. (c)	132	2,401
Pioneer Natural Resources Co.	41	3,579
Plains Exploration & Production Co. (c)	61	1,957
Pride International Inc. (c)	69	2,280
QEP Resources Inc.	78	2,846
Range Resources Corp.	70	3,128
Rowan Cos. Inc. (c)	58	2,020
Schlumberger Ltd.	581	48,545
Southwestern Energy Co. (c)	154	5,759
Sunoco Inc.	54	2,190
Transocean Ltd. (c)	142	9,850
Ultra Petroleum Corp. (c)	66	3,165
Valero Energy Corp.	250	5,786
Weatherford International Ltd. (c)	329	7,498
Whiting Petroleum Corp. (c)	26	3,073
Williams Cos. Inc.	264	6,526
Other Securities		34,868

		647,482
INDUSTRIALS - 0.1%
Other Securities		474
INFORMATION TECHNOLOGY - 0.6%
First Solar Inc. (c) (d)	25	3,194
Other Securities		589

		3,783
UTILITIES - 0.5%
OGE Energy Corp.	42	1,918
Other Securities		1,521

		3,439

Total Common Stocks (cost $583,612)		655,178

SHORT TERM INVESTMENTS - 1.7%
Investment Company - 0.7%
JNL Money Market Fund, 0.08% (a) (b)	4,469	4,469
Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	6,548	6,548
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	417	410

		6,958

Total Short Term Investments (cost $11,434)		11,427

Total Investments - 101.4% (cost $595,046)		666,605
Other Assets and Liabilities, Net - (1.4%)		(9,499)

Total Net Assets - 100.0%		$ 657,106

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	Value

JNL/Mellon Capital Management Technology Sector Fund * (e)
COMMON STOCKS - 99.7%
HEALTH CARE - 0.6%
Cerner Corp. (c)	9	$ 890
Other Securities		879

		1,769
INDUSTRIALS - 0.2%
Other Securities		671
INFORMATION TECHNOLOGY - 98.8%
Adobe Systems Inc. (c)	67	2,069
Akamai Technologies Inc. (c)	24	1,124
Altera Corp.	41	1,444
Analog Devices Inc.	39	1,476
Apple Inc. (c)	120	38,837
Applied Materials Inc.	177	2,483
Autodesk Inc. (c)	31	1,177
BMC Software Inc. (c)	23	1,092
Broadcom Corp. - Class A	58	2,540
CA Inc.	55	1,347
Check Point Software Technologies Ltd. (c)	23	1,050
Cisco Systems Inc. (c)	733	14,833
Citrix Systems Inc. (c)	25	1,706
Cognizant Technology Solutions Corp. – Class A (c)	39	2,869
Computer Sciences Corp.	21	1,029
Corning Inc.	205	3,964
Cree Inc. (c) (d)	15	963
Dell Inc. (c)	226	3,067
EMC Corp. (c)	270	6,181
F5 Networks Inc. (c)	10	1,346
Google Inc. - Class A (c)	32	18,920
Hewlett-Packard Co.	305	12,829
Intel Corp.	726	15,271
International Business Machines Corp.	165	24,154
Intuit Inc. (c)	39	1,912
Juniper Networks Inc. (c)	70	2,566
Linear Technology Corp.	28	963
Marvell Technology Group Ltd. (c)	71	1,313
Maxim Integrated Products Inc. (d)	38	891
McAfee Inc. (c)	20	910
Micron Technology Inc. (c)	130	1,043
Microsoft Corp.	1,004	28,036
Motorola Inc. (c)	281	2,551
NetApp Inc. (c)	47	2,598
Nvidia Corp. (c)	77	1,179
Oracle Corp.	504	15,785
QUALCOMM Inc.	212	10,495
Red Hat Inc. (c)	25	1,153
Salesforce.com Inc. (c)	16	2,060
SanDisk Corp. (c)	31	1,526
Seagate Technology (c)	61	910
Symantec Corp. (c)	105	1,756
Teradata Corp. (c)	23	927
Texas Instruments Inc.	158	5,143
VMware Inc. - Class A (c)	10	906
Western Digital Corp. (c)	30	1,034
Xerox Corp.	184	2,125
Xilinx Inc.	35	1,012
Yahoo! Inc. (c)	168	2,795
Other Securities		35,781

		289,141

	Shares/Par	Value

TELECOMMUNICATION SERVICES - 0.1%
Other Securities		288

Total Common Stocks (cost $233,894)		291,869

SHORT TERM INVESTMENTS - 1.7%
Investment Company - 0.7%
JNL Money Market Fund, 0.08% (a) (b)	1,977	1,977
Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	2,776	2,776
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	90	89

		2,865

Total Short Term Investments (cost $4,844)		4,842

Total Investments - 101.4% (cost $238,738)		296,711
Other Assets and Liabilities, Net - (1.4%)		(4,041)

Total Net Assets - 100.0%		$292,670

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2010

(a)	Investment in affiliate.
(b)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2010.
(c)	Non-income producing security.
(d)	All or portion of the security was on loan.
(e)

For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2010. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.

*

A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jackson.com, www.sec.gov, or call the Shareholder Service Center at 1-800-873-5654.

Abbreviations:

ADR - American Depositary Receipt

NYS - New York Registered Shares

Investments in Affiliates - See Note 5 in the Notes to the Financial Statements for further discussion of investments in affiliates. During the year ended December 31, 2010, certain Funds invested in a money market fund which is managed by Jackson National Asset Management, LLC (“Adviser”). The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Certain Funds participating in securities lending receive cash collateral which is invested by the custodian in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC, which are affiliates of the Fund’s Adviser. The fair value and par value of the investment in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC are reported under Securities Lending Collateral in the Schedules of Investments. Income received from the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC is aggregated with income from securities lending when received from the custodian and each Fund’s affiliated income is included in the income from affiliates on the Statements of Operations. Furthermore, the JNL/Mellon Capital Management Financial Sector Fund invested in Bank of New York Mellon Corp., the parent company of the Funds’ sub-adviser.

The following table details the JNL/Mellon Capital Management Financial Sector Fund’s long-term investment in this affiliate held at December 31, 2010.

Affiliate	Beginning Value	Purchases	Sales Proceeds	Dividend Income	Realized Loss	Ending Value
Bank of New York Mellon Corp.	$3,137	$909	$959	$39	$(275)	$3,267

The following table details cash management investments in affiliates held at December 31, 2010. Purchase and sales proceeds are not shown for these investments. There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2010.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/Mellon Capital Management Dow 10 Fund	$-	$604	$-
JNL/Mellon Capital Management S&P 10 Fund	-	136	-
JNL/Mellon Capital Management Global 15 Fund	376	184	-
JNL/Mellon Capital Management Nasdaq 25 Fund	904	1,343	1
JNL/Mellon Capital Management Value Line 30 Fund	2,568	5,799	1
JNL/Mellon Capital Management Dow Dividend Fund	122	526	-
JNL/Mellon Capital Management S&P 24 Fund	2,042	2,131	1
JNL/Mellon Capital Management 25 Fund	239	1,421	1
JNL/Mellon Capital Management Select Small-Cap Fund	2,167	1,017	-
JNL/Mellon Capital Management JNL 5 Fund	-	5,688	2
JNL/Mellon Capital Management VIP Fund	987	1,456	1
JNL/Mellon Capital Management JNL Optimized 5 Fund	1,190	829	-
JNL/Mellon Capital Management S&P SMid 60 Fund	1,286	7,698	1
JNL/Mellon Capital Management NYSE International 25 Fund	-	137	-
JNL/Mellon Capital Management Communications Sector Fund	247	751	-
JNL/Mellon Capital Management Consumer Brands Sector Fund	176	398	-
JNL/Mellon Capital Management Financial Sector Fund	132	1,519	-
JNL/Mellon Capital Management Healthcare Sector Fund	1,056	522	-
JNL/Mellon Capital Management Oil & Gas Sector Fund	2,449	4,469	2
JNL/Mellon Capital Management Technology Sector Fund	2,475	1,977	1

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2010

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national exchange, investments in mutual funds or securities lending collateral, which are valued as a practical expedient at its daily reported net asset value (“NAV”). Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. There were no indirect observable inputs used to value Level 2 securities during the period. Level 2 includes securities subject to corporate actions, or ADRs and GDRs for which quoted prices in active markets are not available. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit ratings spreads, issuer news, trading characteristics; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include securities where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are otherwise not available. The Funds held no Level 3 securities at December 31, 2010. The only significant transfers between Level 1 and Level 2 during the year ended December 31, 2010 related to securities lending collateral funds, which were valued as a Level 2 at December 31, 2009, were valued as a Level 1 at December 31, 20101. There were no significant transfers into or out of Level 3 during the year. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please see Note 2 in the Notes to the Financial Statements for security valuation accounting policies.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2010 by valuation level.

	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

JNL/Mellon Capital Management Dow 10 Fund
Common Stocks	$376,148	$–	$–	$376,148	$–	$–	$–	$–
Short Term Securities	1,601	–	–	1,601	–	–	–	–

Fund Total	$377,749	$–	$–	$377,749	$–	$–	$–	$–
JNL/Mellon Capital Management S&P 10 Fund
Common Stocks	$289,561	$–	$–	$289,561	$–	$–	$–	$–
Short Term Securities	22,549	–	–	22,549	–	–	–	–

Fund Total	$312,110	$–	$–	$312,110	$–	$–	$–	$–
JNL/Mellon Capital Management Global 15 Fund
Common Stocks	$521,557	$–	$–	$521,557	$–	$–	$–	$–
Short Term Securities	2,005	–	–	2,005	–	–	–	–

Fund Total	$523,562	$–	$–	$523,562	$–	$–	$–	$–
JNL/Mellon Capital Management Nasdaq 25 Fund
Common Stocks	$204,535	$–	$–	$204,535	$–	$–	$–	$–
Investment Companies	4,886	–	–	4,886	–	–	–	–
Short Term Securities	14,306	–	–	14,306	–	–	–	–

Fund Total	$223,727	$–	$–	$223,727	$–	$–	$–	$–
JNL/Mellon Capital Management Value Line 30 Fund
Common Stocks	$804,425	$–	$–	$804,425	$–	$–	$–	$–
Investment Companies	12,744	–	–	12,744	–	–	–	–
Short Term Securities	8,937	–	–	8,937	–	–	–	–

Fund Total	$826,106	$–	$–	$826,106	$–	$–	$–	$–
JNL/Mellon Capital Management Dow Dividend Fund
Common Stocks	$266,065	$–	$–	$266,065	$–	$–	$–	$–
Investment Companies	3,794	–	–	3,794	–	–	–	–
Short Term Securities	10,964	–	–	10,964	–	–	–	–

Fund Total	$280,823	$–	$–	$280,823	$–	$–	$–	$–
JNL/Mellon Capital Management S&P 24 Fund
Common Stocks	$354,687	$–	$–	$354,687	$–	$–	$–	$–
Investment Companies	11,442	–	–	11,442	–	–	–	–
Short Term Securities	2,131	–	–	2,131	–	–	–	–

Fund Total	$368,260	$–	$–	$368,260	$–	$–	$–	$–
JNL/Mellon Capital Management 25 Fund
Common Stocks	$543,104	$–	$–	$543,104	$–	$–	$–	$–
Short Term Securities	17,088	–	–	17,088	–	–	–	–

Fund Total	$560,192	$–	$–	$560,192	$–	$–	$–	$–
JNL/Mellon Capital Management Select Small-Cap Fund
Common Stocks	$286,382	$–	$–	$286,382	$–	$–	$–	$–
Short Term Securities	35,777	–	–	35,777	–	–	–	–

Fund Total	$322,159	$–	$–	$322,159	$–	$–	$–	$–
JNL/Mellon Capital Management JNL 5 Fund
Common Stocks	$3,535,177	$–	$–	$3,535,177	$–	$–	$–	$–
Investment Companies	15,225	–	–	15,225	–	–	–	–
Short Term Securities	221,878	–	–	221,878	–	–	–	–

Fund Total	$3,772,280	$–	$–	$3,772,280	$–	$–	$–	$–

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2010

FASB ASC Topic 820, “Fair Value Measurements and Disclosure”

	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

JNL/Mellon Capital Management VIP Fund
Common Stocks	$273,117	$24,107	$–	$297,224	$–	$–	$–	$–
Investment Companies	1,567	–	–	1,567	–	–	–	–
Short Term Securities	12,499	–	–	12,499	–	–	–	–

Fund Total	$287,183	$24,107	$–	$311,290	$–	$–	$–	$–
JNL/Mellon Capital Management JNL Optimized 5 Fund
Common Stocks	$436,205	$58,332	$–	$494,537	$–	$–	$–	$–
Investment Companies	2,497	–	–	2,497	–	–	–	–
Short Term Securities	8,807	–	–	8,807	–	–	–	–

Fund Total	$447,509	$58,332	$–	$505,841	$–	$–	$–	$–
JNL/Mellon Capital Management S&P SMid 60 Fund
Common Stocks	$365,051	$–	$–	$365,051	$–	$–	$–	$–
Investment Companies	11,678	–	–	11,678	–	–	–	–
Short Term Securities	27,869	–	–	27,869	–	–	–	–

Fund Total	$404,598	$–	$–	$404,598	$–	$–	$–	$–
JNL/Mellon Capital Management NYSE International 25 Fund
Common Stocks	$100,207	$–	$–	$100,207	$–	$–	$–	$–
Investment Companies	1,187	–	–	1,187	–	–	–	–
Short Term Securities	18,349	–	–	18,349	–	–	–	–

Fund Total	$119,743	$–	$–	$119,743	$–	$–	$–	$–
JNL/Mellon Capital Management Communications Sector Fund
Common Stocks	$63,723	$–	$–	$63,723	$–	$–	$–	$–
Short Term Securities	5,562	–	–	5,562	–	–	–	–

Fund Total	$69,285	$–	$–	$69,285	$–	$–	$–	$–
JNL/Mellon Capital Management Consumer Brands Sector Fund
Common Stocks	$78,026	$–	$–	$78,026	$–	$–	$–	$–
Short Term Securities	2,239	–	–	2,239	–	–	–	–

Fund Total	$80,265	$–	$–	$80,265	$–	$–	$–	$–
JNL/Mellon Capital Management Financial Sector Fund
Common Stocks	$181,542	$–	$–	$181,542	$–	$–	$–	$–
Short Term Securities	5,764	–	–	5,764	–	–	–	–

Fund Total	$187,306	$–	$–	$187,306	$–	$–	$–	$–
JNL/Mellon Capital Management Healthcare Sector Fund
Common Stocks	$170,103	$–	$–	$170,103	$–	$–	$–	$–
Short Term Securities	3,192	–	–	3,192	–	–	–	–

Fund Total	$173,295	$–	$–	$173,295	$–	$–	$–	$–
JNL/Mellon Capital Management Oil & Gas Sector Fund
Common Stocks	$655,178	$–	$–	$655,178	$–	$–	$–	$–
Short Term Securities	11,427	–	–	11,427	–	–	–	–

Fund Total	$666,605	$–	$–	$666,605	$–	$–	$–	$–
JNL/Mellon Capital Management Technology Sector Fund
Common Stocks	$291,869	$–	$–	$291,869	$–	$–	$–	$–
Short Term Securities	4,842	–	–	4,842	–	–	–	–

Fund Total	$296,711	$–	$–	$296,711	$–	$–	$–	$–

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments

December 31, 2010

Summary of Investments by Country (as a percentage of total long-term investments)* :

	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management NYSE International 25 Fund
Bermuda	– %	3.2%	– %	– %	– %	– %
Canada	–	12.3	3.2	–	1.9	16.4
Cayman Islands	–	–	–	0.3	0.4	–
China	24.3	–	3.8	0.1	2.6	–
Finland	–	–	–	0.8	1.2	–
France	–	–	–	1.9	2.8	6.4
Germany	–	–	–	2.4	3.5	6.4
Greece	–	–	0.1	0.1	–	–
Hong Kong	8.5	–	3.1	–	2.2	4.3
Ireland	–	–	–	0.2	0.4	–
Israel	–	–	–	0.4	0.6	–
Italy	–	–	–	1.3	1.9	6.8
Japan	–	–	–	–	–	23.0
Luxembourg	–	–	–	0.4	0.7	3.3
Netherlands	–	–	–	1.5	2.1	8.4
Norway	–	–	–	0.7	1.0	–
Spain	–	–	–	1.1	1.6	4.2
Switzerland	–	–	–	1.7	2.5	7.5
United Kingdom	34.6	–	6.1	2.0	7.2	12.1
United States	32.6	84.5	83.7	85.1	67.4	1.2
Total Long-Term Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

*The Funds presented in the table are those which had greater than 10% of long-term investments in non-U.S securities at December 31, 2010.

JNL Variable Fund LLC

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2010

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Assets
Investments - unaffiliated, at value (a)(d)	$376,148	$289,561	$521,557	$209,421	$817,169	$269,859	$366,129
Investments - affiliated, at value (b)	1,601	22,549	2,005	14,306	8,937	10,964	2,131

Total investments, at value (c)	377,749	312,110	523,562	223,727	826,106	280,823	368,260
Cash	–	–	–	–	–	–	–
Foreign currency (e)	–	–	–	–	–	–	–
Receivable for investments sold	–	296	–	–	–	–	–
Receivable for fund shares sold	280	358	312	237	667	305	554
Receivable for dividends and interest	681	195	1,882	37	268	1,235	460
Other assets	–	–	–	–	–	–	–

Total assets	378,710	312,959	525,756	224,001	827,041	282,363	369,274

Liabilities
Payable for advisory fees	92	71	128	52	196	66	88
Payable for administrative fees	48	37	88	26	103	34	45
Payable for 12b - 1 fee (Class A)	63	48	88	35	138	45	60
Payable for investment securities purchased	–	–	–	1,326	5,695	–	1,300
Payable for fund shares redeemed	726	723	690	157	979	377	174
Payable for manager fees	18	18	27	3	25	9	3
Payable for other expenses	19	1	10	17	290	13	1
Payable upon return of securities loaned	1,000	22,413	1,825	12,968	3,157	10,460	–

Total liabilities	1,966	23,311	2,856	14,584	10,583	11,004	1,671

Net assets	$376,744	$289,648	$522,900	$209,417	$816,458	$271,359	$367,603

Net assets consist of:
Paid - in capital	$357,982	$265,323	$461,248	$198,163	$1,129,733	$448,311	$318,589
Undistributed (excess of distributions over) net investment income	–	–	–	1,475	(18)	8,726	2,572
Accumulated net realized gain (loss)	–	–	–	(19,542)	(457,338)	(202,723)	(281)
Net unrealized appreciation (depreciation) on investments and foreign currency	18,762	24,325	61,652	29,321	144,081	17,045	46,723

	$376,744	$289,648	$522,900	$209,417	$816,458	$271,359	$367,603

Class A
Net assets	$376,744	$289,648	$522,900	$209,278	$816,198	$271,225	$367,430
Shares outstanding (no par value), unlimited shares authorized	37,650	26,467	30,871	18,191	62,095	40,776	36,208
Net asset value per share	$10.01	$10.94	$16.94	$11.50	$13.14	$6.65	$10.15

Class B
Net assets	n/a	n/a	n/a	$139	$260	$134	$173
Shares outstanding (no par value), unlimited shares authorized	n/a	n/a	n/a	16	39	23	19
Net asset value per share	n/a	n/a	n/a	$8.84	$6.64	$5.71	$9.09

(a) Investments - unaffiliated, at cost	$357,383	$265,236	$459,892	$180,095	$673,070	$252,792	$319,406
(b) Investments - affiliated, at cost	1,604	22,549	2,009	14,311	8,955	10,986	2,131

(c) Total investments, at cost	$358,987	$287,785	$461,901	$194,406	$682,025	$263,778	$321,537

(d) Including value of securities on loan	$977	$21,815	$1,789	$12,635	$3,073	$10,173	$–
(e) Foreign currency, at cost	–	–	–	–	–	–	–

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2010

	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund
Assets
Investments - unaffiliated, at value (a)(d)	$543,104	$286,382	$3,550,402	$298,791	$497,034	$376,729	$101,394
Investments - affiliated, at value (b)	17,088	35,777	221,878	12,499	8,807	27,869	18,349

Total investments, at value (c)	560,192	322,159	3,772,280	311,290	505,841	404,598	119,743
Cash	–	–	–	–	–	–	21
Foreign currency (e)	–	–	–	35	155	–	–
Receivable for investments sold	–	–	15,060	114	2,535	–	–
Receivable for fund shares sold	596	325	1,614	65	180	606	119
Receivable for dividends and interest	918	185	4,868	476	668	368	28
Other assets	–	–	1	–	–	–	–

Total assets	561,706	322,669	3,793,823	311,980	509,379	405,572	119,911

Liabilities
Payable for advisory fees	132	72	818	75	122	89	27
Payable for administrative fees	69	36	449	38	63	45	17
Payable for 12b-1 fee (Class A)	92	48	597	50	84	61	17
Payable for investment securities purchased	–	–	15,213	1,566	2,496	6,917	–
Payable for fund shares redeemed	708	524	4,745	672	439	254	122
Payable for manager fees	18	15	130	12	12	4	2
Payable for other expenses	1	1	56	24	58	1	12
Payable upon return of securities loaned	15,673	34,805	216,528	11,066	7,992	20,178	18,226

Total liabilities	16,693	35,501	238,536	13,503	11,266	27,549	18,423

Net assets	$545,013	$287,168	$3,555,287	$298,477	$498,113	$378,023	$101,488

Net assets consist of:
Paid-in capital	$566,696	$513,788	$5,132,303	$404,296	$601,322	$306,655	$130,487
Undistributed (excess of distributions over) net investment income	14,514	2,738	103,900	3,696	7,526	3,800	2,082
Accumulated net realized gain (loss)	(62,431)	(262,758)	(2,025,667)	(144,773)	(153,757)	17,685	(33,085)
Net unrealized appreciation (depreciation) on investments and foreign currency	26,234	33,400	344,751	35,258	43,022	49,883	2,004

	$545,013	$287,168	$3,555,287	$298,477	$498,113	$378,023	$101,488

Class A
Net assets	$544,590	$287,058	$3,545,906	$297,498	$497,065	$377,694	$101,350
Shares outstanding (no par value), unlimited shares authorized	43,558	25,891	407,441	42,700	55,887	33,342	13,779
Net asset value per share	$12.50	$11.09	$8.70	$6.97	$8.89	$11.33	$7.36

Class B
Net assets	$423	$110	$9,381	$979	$1,048	$329	$138
Shares outstanding (no par value), unlimited shares authorized	34	10	1,075	140	118	29	19
Net asset value per share	$12.59	$11.07	$8.72	$6.98	$8.86	$11.22	$7.24

(a) Investments - unaffiliated, at cost	$516,868	$252,937	$3,205,308	$263,514	$454,002	$326,838	$99,377
(b) Investments - affiliated, at cost	17,094	35,822	222,216	12,522	8,821	27,877	18,362

(c) Total investments, at cost	$533,962	$288,759	$3,427,524	$276,036	$462,823	$354,715	$117,739

(d) Including value of securities on loan	$15,122	$33,516	$209,791	$10,711	$7,768	$19,466	$17,766
(e) Foreign currency, at cost	–	–	–	35	155	–	–

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2010

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Assets
Investments - unaffiliated, at value (a)(d)	$63,723	$78,026	$178,275	$170,103	$655,178	$291,869
Investments - affiliated, at value (b)	5,562	2,239	9,031	3,192	11,427	4,842

Total investments, at value (c)	69,285	80,265	187,306	173,295	666,605	296,711
Cash	–	–	2	–	–	–
Foreign currency (e)	–	–	–	–	–	–
Receivable for investments sold	–	–	–	–	–	–
Receivable for fund shares sold	116	207	241	203	797	478
Receivable for dividends and interest	37	89	231	168	288	16
Other assets	–	–	–	–	–	–

Total assets	69,438	80,561	187,780	173,666	667,690	297,205

Liabilities
Payable for advisory fees	17	21	45	44	152	72
Payable for administrative fees	9	9	22	21	80	36
Payable for 12b-1 fee (Class A)	10	13	30	28	106	48
Payable for investment securities purchased	649	348	933	–	2,617	1,241
Payable for fund shares redeemed	101	107	94	90	618	252
Payable for manager fees	2	1	4	5	15	5
Payable for other expenses	3	4	9	9	31	15
Payable upon return of securities loaned	4,814	1,843	4,255	2,672	6,965	2,866

Total liabilities	5,605	2,346	5,392	2,869	10,584	4,535

Net assets	$63,833	$78,215	$182,388	$170,797	$657,106	$292,670

Net assets consist of:
Paid-in capital	$76,604	$72,409	$204,377	$185,632	$611,798	$237,969
Undistributed (excess of distributions over) net investment income	1,672	483	1,382	2,137	6,463	655
Accumulated net realized gain (loss)	(22,074)	(7,197)	(53,619)	(20,058)	(32,715)	(3,927)
Net unrealized appreciation (depreciation) on investments and foreign currency	7,631	12,520	30,248	3,086	71,560	57,973

	$63,833	$78,215	$182,388	$170,797	$657,106	$292,670

Class A
Net assets	$63,680	$78,065	$182,141	$170,516	$656,024	$292,219
Shares outstanding (no par value), unlimited shares authorized	18,330	7,863	25,349	15,030	24,514	40,488
Net asset value per share	$3.47	$9.93	$7.19	$11.35	$26.76	$7.22

Class B
Net assets	$153	$150	$247	$281	$1,082	$451
Shares outstanding (no par value), unlimited shares authorized	46	15	34	25	40	62
Net asset value per share	$3.32	$10.01	$7.17	$11.33	$27.06	$7.29

(a) Investments - unaffiliated, at cost	$56,089	$65,505	$148,215	$167,015	$583,611	$233,894
(b) Investments - affiliated, at cost	5,565	2,240	8,843	3,194	11,434	4,844

(c) Total investments, at cost	$61,654	$67,745	$157,058	$170,209	$595,045	$238,738

(d) Including value of securities on loan	$4,702	$1,786	$4,140	$2,571	$6,812	$2,794
(e) Foreign currency, at cost	–	–	–	–	–	–

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Operations (in thousands)

For The Year Ended December 31, 2010

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Investment income
Dividends (a)	$13,694	$4,632	$24,420	$2,346	$4,810	$10,351	$4,200
Foreign taxes withheld	–	–	(1,429)	(42)	–	–	–
Securities lending	21	15	8	269	50	29	10

Total investment income	13,715	4,647	22,999	2,573	4,860	10,380	4,210

Expenses
Advisory fees	1,000	822	1,473	481	1,900	728	694
Administrative fees	511	416	1,020	234	994	366	348
12b-1 fees (Class A)	682	555	1,020	312	1,325	488	463
Licensing fees	77	40	38	62	994	55	17
Legal fees	2	2	3	1	4	2	1
Manager fees	8	7	14	4	16	6	5
Other expenses	9	8	15	3	13	5	3

Total expenses	2,289	1,850	3,583	1,097	5,246	1,650	1,531

Net investment income (loss)	11,426	2,797	19,416	1,476	(386)	8,730	2,679

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	81,067	67,431	57,402	8,945	68,577	(9,577)	12,318
Affiliated investments	–	–	–	–	–	–	–
Foreign currency related items	–	–	(124)	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(17,337)	(42,815)	(12,540)	17,053	76,270	29,133	34,154
Foreign currency related items	–	–	27	–	–	–	–

Net realized and unrealized gain	63,730	24,616	44,765	25,998	144,847	19,556	46,472

Net increase in net assets from operations	$75,156	$27,413	$64,181	$27,474	$144,461	$28,286	$49,151

(a) Dividends from affiliated investments	$21	$15	$8	$270	$51	$29	$11

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Operations (in thousands)

For The Year Ended December 31, 2010

	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund
Investment income
Dividends (a)	$17,581	$3,613	$123,774	$6,907	$13,173	$5,525	$3,053
Foreign taxes withheld	(380)	–	(2,536)	(335)	(1,004)	–	(386)
Securities lending	341	984	4,048	319	542	96	149

Total investment income	17,542	4,597	125,286	6,891	12,711	5,621	2,816

Expenses
Advisory fees	1,354	838	9,150	841	1,305	817	308
Administrative fees	701	425	5,016	427	675	413	189
12b-1 fees (Class A)	935	567	6,671	567	898	551	189
Licensing fees	–	–	287	108	219	24	37
Legal fees	3	2	20	2	3	1	1
Manager fees	11	8	87	8	11	6	2
Other expenses	12	7	75	6	11	7	3

Total expenses	3,016	1,847	21,306	1,959	3,122	1,819	729

Net investment income (loss)	14,526	2,750	103,980	4,932	9,589	3,802	2,087

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	181,608	58,121	73,463	32,743	62,414	36,309	1,279
Affiliated investments	–	–	–	–	–	–	–
Foreign currency related items	1	–	24	56	71	–	(3)
Net change in unrealized appreciation (depreciation) on:
Investments	(102,807)	(23,686)	349,145	(258)	(13,581)	12,667	(3,453)
Foreign currency related items	2	–	(20)	4	(10)	–	–

Net realized and unrealized gain	78,804	34,435	422,612	32,545	48,894	48,976	(2,177)

Net increase in net assets from operations	$93,330	$37,185	$526,592	$37,477	$58,483	$52,778	$(90)

(a) Dividends from affiliated investments	$342	$984	$4,050	$320	$542	$97	$149

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Operations (in thousands)

For The Year Ended December 31, 2010

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Investment income
Dividends (a)	$1,986	$841	$2,429	$3,243	$9,819	$2,350
Foreign taxes withheld	–	–	(2)	(7)	(2)	–
Securities lending	12	20	57	21	83	26

Total investment income	1,998	861	2,484	3,257	9,900	2,376

Expenses
Advisory fees	153	178	495	501	1,486	757
Administrative fees	68	80	241	244	772	382
12b-1 fees (Class A)	91	106	321	326	1,027	508
Licensing fees	10	12	36	37	116	57
Legal fees	–	–	1	1	3	1
Manager fees	1	1	4	4	13	6
Other expenses	1	1	4	4	11	8

Total expenses	324	378	1,102	1,117	3,428	1,719

Net investment income (loss)	1,674	483	1,382	2,140	6,472	657

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(936)	894	(6,369)	(4,141)	(8,329)	10,284
Affiliated investments	–	–	(275)	–	–	–
Foreign currency related items	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	9,449	9,100	23,433	7,449	99,013	15,137
Foreign currency related items	–	–	–	–	–	–

Net realized and unrealized gain	8,513	9,994	16,789	3,308	90,684	25,421

Net increase in net assets from operations	$10,187	$10,477	$18,171	$5,448	$97,156	$26,078

(a) Dividends from affiliated investments	$12	$20	$96	$21	$85	$27

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Changes (in thousands)

For The Year Ended December 31, 2010

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Operations
Net investment income (loss)	$11,426	$2,797	$19,416	$1,476	$(386)	$8,730	$2,679
Net realized gain (loss)	81,067	67,431	57,278	8,945	68,577	(9,577)	12,318
Net change in unrealized appreciation (depreciation)	(17,337)	(42,815)	(12,513)	17,053	76,270	29,133	34,154

Net increase in net assets from operations	75,156	27,413	64,181	27,474	144,461	28,286	49,151

Distributions to shareholders
From net investment income
Class A	–	–	–	(366)	(4,381)	(7,146)	(906)
Class B	–	–	–	(1)	(2)	(4)	(1)

Total distributions to shareholders	–	–	–	(367)	(4,383)	(7,150)	(907)

Share transactions[1]
Proceeds from the sale of shares
Class A	90,589	46,833	85,689	132,181	274,683	85,801	267,132
Class B	–	–	–	43	169	71	49
Reinvestment of distributions
Class A	–	–	–	366	4,381	7,146	906
Class B	–	–	–	1	2	4	1
Cost of shares redeemed
Class A	(127,068)	(104,975)	(198,323)	(68,503)	(232,143)	(87,455)	(87,466)
Class B	–	–	–	(17)	(43)	(104)	(11)
Net increase (decrease) in net assets from share transactions	(36,479)	(58,142)	(112,634)	64,071	47,049	5,463	180,611

Net increase (decrease) net assets	38,677	(30,729)	(48,453)	91,178	187,127	26,599	228,855

Net assets beginning of year	338,067	320,377	571,353	118,239	629,331	244,760	138,748

Net assets end of year	$376,744	$289,648	$522,900	$209,417	$816,458	$271,359	$367,603

Undistributed (excess of distributions over) net investment income	$–	$–	$–	$1,475	$(18)	$8,726	$2,572

[1] Share transactions
Shares sold
Class A	10,106	4,911	5,734	12,853	24,409	13,572	30,138
Class B	–	–	–	6	27	13	6
Reinvestment of distributions
Class A	–	–	–	32	338	1,094	90
Class B	–	–	–	–	–	1	–
Shares redeemed
Class A	(14,582)	(11,068)	(13,542)	(6,717)	(20,974)	(14,010)	(9,910)
Class B	–	–	–	(2)	(8)	(20)	(1)

Net increase (decrease)
Class A	(4,476)	(6,157)	(7,808)	6,168	3,773	656	20,318

Class B	–	–	–	4	19	(6)	5

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$201,376	$313,482	$316,299	$169,075	$701,714	$224,799	$310,938
Proceeds from sales of securities	225,629	367,738	409,114	103,641	655,881	219,081	129,755

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Changes (in thousands)

For The Year Ended December 31, 2010

	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund
Operations
Net investment income (loss)	$14,526	$2,750	$103,980	$4,932	$9,589	$3,802	$2,087
Net realized gain (loss)	181,609	58,121	73,487	32,799	62,485	36,309	1,276
Net change in unrealized appreciation (depreciation)	(102,805)	(23,686)	349,125	(254)	(13,591)	12,667	(3,453)

Net increase (decrease) in net assets from operations	93,330	37,185	526,592	37,477	58,483	52,778	(90)

Distributions to shareholders
From net investment income
Class A	(11,698)	(1,347)	(69,935)	(6,495)	(9,192)	(295)	(2,075)
Class B	(10)	(1)	(200)	(23)	(21)	–	(3)

Total distributions to shareholders	(11,708)	(1,348)	(70,135)	(6,518)	(9,213)	(295)	(2,078)

Share transactions[1]
Proceeds from the sale of shares
Class A	251,417	69,894	424,466	44,546	113,515	288,592	61,521
Class B	257	32	1,583	200	337	463	47
Reinvestment of distributions
Class A	11,698	1,347	69,935	6,495	9,192	295	2,075
Class B	10	1	200	23	21	–	3
Cost of shares redeemed
Class A	(209,828)	(157,399)	(908,619)	(114,754)	(133,046)	(159,976)	(45,238)
Class B	(153)	(37)	(2,450)	(195)	(374)	(331)	(49)
Net increase (decrease) in net assets from share transactions	53,401	(86,162)	(414,885)	(63,685)	(10,355)	129,043	18,359

Net increase (decrease) net assets	135,023	(50,325)	41,572	(32,726)	38,915	181,526	16,191

Net assets beginning of year	409,990	337,493	3,513,715	331,203	459,198	196,497	85,297

Net assets end of year	$545,013	$287,168	$3,555,287	$298,477	$498,113	$378,023	$101,488

Undistributed (excess of distributions over) net investment income	$14,514	$2,738	$103,900	$3,696	$7,526	$3,800	$2,082

[1] Share transactions
Shares sold
Class A	21,457	7,110	54,048	7,144	14,138	29,066	8,303
Class B	22	3	201	32	42	45	7
Reinvestment of distributions
Class A	946	124	8,142	943	1,045	27	285
Class B	1	–	23	3	2	–	–
Shares redeemed
Class A	(18,244)	(16,244)	(116,984)	(18,808)	(16,809)	(16,656)	(6,395)
Class B	(13)	(3)	(315)	(31)	(46)	(36)	(7)

Net increase (decrease)
Class A	4,159	(9,010)	(54,794)	(10,721)	(1,626)	12,437	2,193

Class B	10	–	(91)	4	(2)	9	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$557,794	$268,378	$2,979,725	$285,512	$423,866	$338,197	$77,423
Proceeds from sales of securities	502,771	353,770	3,360,670	349,648	433,921	206,029	58,978

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Changes (in thousands)

For The Year Ended December 31, 2010

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Operations
Net investment income (loss)	$1,674	$483	$1,382	$2,140	$6,472	$657
Net realized gain (loss)	(936)	894	(6,644)	(4,141)	(8,329)	10,284
Net change in unrealized appreciation (depreciation)	9,449	9,100	23,433	7,449	99,013	15,137

Net increase in net assets from operations	10,187	10,477	18,171	5,448	97,156	26,078

Distributions to shareholders
From net investment income
Class A	(1,217)	(283)	(2,019)	(1,736)	(5,553)	(432)
Class B	(3)	(1)	(3)	(3)	(10)	(1)

Total distributions to shareholders	(1,220)	(284)	(2,022)	(1,739)	(5,563)	(433)

Share transactions[1]
Proceeds from the sale of shares
Class A	47,626	66,713	102,721	86,934	284,086	202,098
Class B	69	32	149	88	396	83
Reinvestment of distributions
Class A	1,217	283	2,019	1,736	5,553	432
Class B	3	1	3	3	10	1
Cost of shares redeemed
Class A	(34,969)	(33,995)	(85,844)	(82,066)	(206,825)	(181,998)
Class B	(54)	(17)	(169)	(66)	(370)	(86)
Net increase (decrease) in net assets from share transactions	13,892	33,017	18,879	6,629	82,850	20,530

Net increase (decrease) net assets	22,859	43,210	35,028	10,338	174,443	46,175

Net assets beginning of year	40,974	35,005	147,360	160,459	482,663	246,495

Net assets end of year	$63,833	$78,215	$182,388	$170,797	$657,106	$292,670

Undistributed (excess of distributions over) net investment income	$1,672	$483	$1,382	$2,137	$6,463	$655

[1] Share transactions
Shares sold
Class A	15,320	7,442	15,015	7,881	12,326	31,048
Class B	24	4	22	9	17	13
Reinvestment of distributions
Class A	358	29	290	153	215	61
Class B	1	–	–	–	–	–
Shares redeemed
Class A	(11,488)	(3,907)	(12,896)	(7,520)	(9,281)	(28,779)
Class B	(19)	(2)	(25)	(6)	(16)	(13)

Net increase (decrease)
Class A	4,190	3,564	2,409	514	3,260	2,330

Class B	6	2	(3)	3	1	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$36,971	$48,614	$54,364	$35,730	$153,147	$106,057
Proceeds from sales of securities	22,703	15,525	37,442	28,188	72,044	86,513

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Changes (in thousands)

For The Year Ended December 31, 2009

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Operations
Net investment income	$13,207	$5,543	$23,055	$366	$4,375	$7,148	$906
Net realized gain (loss)	(261,995)	(248,716)	(406,837)	(539)	(71,921)	(16,836)	(1,632)
Net change in unrealized appreciation (depreciation)	293,065	296,198	526,574	24,531	144,000	52,701	14,230

Net increase in net assets from operations	44,277	53,025	142,792	24,358	76,454	43,013	13,504

Distributions
From net investment income
Class A	-	-	-	-	(761)	(14,545)	(247)
Class B	-	-	-	-	(1)	(11)	-
From net realized gains on investment transactions
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-

Total distributions	-	-	-	-	(762)	(14,556)	(247)
Share transactions¹
Proceeds from the sale of shares
Class A	69,796	65,844	101,947	79,179	209,754	70,395	122,922
Class B	-	-	-	76	336	67	22
Reinvestment of distributions
Class A	-	-	-	-	761	14,545	247
Class B	-	-	-	-	1	11	-
Cost of shares redeemed
Class A	(111,808)	(118,174)	(197,055)	(40,456)	(210,355)	(66,627)	(29,843)
Class B	-	-	-	(77)	(327)	(28)	(9)

Net increase (decrease) in net assets from share transactions	(42,012)	(52,330)	(95,108)	38,722	170	18,363	93,339

Net increase in net assets	2,265	695	47,684	63,080	75,862	46,820	106,596
Net assets beginning of year	335,802	319,682	523,669	55,159	553,469	197,940	32,152

Net assets end of year	$338,067	$320,377	$571,353	$118,239	$629,331	$244,760	$138,748

Undistributed net investment income	$-	$-	$-	$366	$4,371	$7,146	$906

¹Share transactions
Shares sold
Class A	10,973	7,959	8,494	9,375	21,837	14,339	15,545
Class B	-	-	-	12	69	15	3
Reinvestment of distributions
Class A	-	-	-	-	71	2,373	28
Class B	-	-	-	-	-	2	-
Shares redeemed
Class A	(17,285)	(14,328)	(16,274)	(4,867)	(22,181)	(13,261)	(4,042)
Class B	-	-	-	(12)	(65)	(6)	(1)

Net increase (decrease)
Class A	(6,312)	(6,369)	(7,780)	4,508	(273)	3,451	11,531

Class B	-	-	-	-	4	11	2

Purchases and sales of investment securities (excluding short-term securities):
Purchases of securities	$136,211	$291,512	$331,129	$54,278	$152,745	$47,877	$109,999
Proceeds from sales of securities	166,020	339,044	404,074	14,966	132,952	35,454	15,744

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Changes (in thousands)

For The Year Ended December 31, 2009

	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund
Operations
Net investment income	$11,709	$1,569	$70,747	$4,875	$6,306	$316	$2,080
Net realized gain (loss)	(187,653)	(233,610)	(458,917)	(23,009)	(32,119)	2,979	(8,862)
Net change in unrealized appreciation (depreciation)	323,124	247,145	1,072,830	81,231	146,483	39,275	29,361

Net increase in net assets from operations	147,180	15,104	684,660	63,097	120,670	42,570	22,579

Distributions
From net investment income
Class A	(15,714)	(2,867)	(113,160)	(4,803)	(10,244)	(1,233)	(3,431)
Class B	(10)	(1)	(305)	(14)	(23)	(1)	(6)
From net realized gains on investment transactions
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-

Total distributions	(15,724)	(2,868)	(113,465)	(4,817)	(10,267)	(1,234)	(3,437)
Share transactions¹
Proceeds from the sale of shares
Class A	71,182	111,532	623,738	89,816	131,317	179,062	53,039
Class B	53	60	1,973	258	279	380	63
Reinvestment of distributions
Class A	15,714	2,867	113,160	4,803	10,244	1,233	3,431
Class B	10	1	305	14	23	1	6
Cost of shares redeemed
Class A	(152,149)	(97,321)	(851,193)	(72,563)	(110,385)	(70,429)	(44,469)
Class B	(34)	(38)	(2,070)	(284)	(241)	(306)	(76)

Net increase (decrease) in net assets from share transactions	(65,224)	17,101	(114,087)	22,044	31,237	109,941	11,994

Net increase in net assets	66,232	29,337	457,108	80,324	141,640	151,277	31,136
Net assets beginning of year	343,758	308,156	3,056,607	250,879	317,558	45,220	54,161

Net assets end of year	$409,990	$337,493	$3,513,715	$331,203	$459,198	$196,497	$85,297

Undistributed net investment income	$11,695	$1,336	$70,041	$5,315	$7,079	$295	$2,076

¹Share transactions
Shares sold
Class A	8,378	12,730	98,869	17,367	19,928	23,068	8,318
Class B	6	7	312	50	43	59	10
Reinvestment of distributions
Class A	1,521	303	15,008	782	1,293	136	471
Class B	1	-	40	2	3	-	1
Shares redeemed
Class A	(19,125)	(11,259)	(133,687)	(14,194)	(17,260)	(10,019)	(6,765)
Class B	(4)	(4)	(317)	(53)	(36)	(50)	(12)

Net increase (decrease)
Class A	(9,226)	1,774	(19,810)	3,955	3,961	13,185	2,024

Class B	3	3	35	(1)	10	9	(1)

Purchases and sales of investment securities (excluding short-term securities):
Purchases of securities	$228,501	$274,256	$836,465	$75,141	$99,804	$147,344	$40,173
Proceeds from sales of securities	300,252	260,428	991,525	47,660	70,039	38,527	30,168

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Changes (in thousands)

For The Year Ended December 31, 2009

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Operations
Net investment income	$1,219	$283	$2,021	$1,737	$5,558	$431
Net realized gain (loss)	(7,961)	(4,435)	(28,023)	(6,483)	(21,574)	(9,312)
Net change in unrealized appreciation (depreciation)	12,969	11,281	54,795	29,414	97,509	77,488

Net increase in net assets from operations	6,227	7,129	28,793	24,668	81,493	68,607

Distributions
From net investment income
Class A	(1,445)	(176)	(2,016)	(1,749)	(3,923)	(162)
Class B	(4)	(1)	(3)	(3)	(9)	-
From net realized gains on investment transactions
Class A	-	-	-	(4,863)	(32,397)	-
Class B	-	-	-	(8)	(59)	-

Total distributions	(1,449)	(177)	(2,019)	(6,623)	(36,388)	(162)
Share transactions¹
Proceeds from the sale of shares
Class A	21,200	19,652	116,648	84,303	275,561	218,861
Class B	61	5	210	83	363	260
Reinvestment of distributions
Class A	1,445	176	2,016	6,612	36,320	162
Class B	4	1	3	11	68	-
Cost of shares redeemed
Class A	(15,378)	(15,304)	(73,928)	(75,983)	(215,632)	(94,109)
Class B	(43)	(9)	(154)	(79)	(337)	(112)

Net increase (decrease) in net assets from share transactions	7,289	4,521	44,795	14,947	96,343	125,062

Net increase in net assets	12,067	11,473	71,569	32,992	141,448	193,507
Net assets beginning of year	28,907	23,532	75,791	127,467	341,215	52,988

Net assets end of year	$40,974	$35,005	$147,360	$160,459	$482,663	$246,495

Undistributed net investment income	$1,218	$284	$2,022	$1,736	$5,554	$431

¹Share transactions
Shares sold
Class A	8,054	2,916	22,588	8,485	13,044	42,589
Class B	24	1	38	8	17	57
Reinvestment of distributions
Class A	509	22	319	597	1,624	26
Class B	2	-	1	1	3	-
Shares redeemed
Class A	(6,473)	(2,465)	(13,760)	(7,921)	(10,051)	(17,865)
Class B	(17)	(2)	(28)	(8)	(16)	(21)

Net increase (decrease)
Class A	2,090	473	9,147	1,161	4,617	24,750

Class B	9	(1)	11	1	4	36

Purchases and sales of investment securities (excluding short-term securities):
Purchases of securities	$16,317	$11,866	$70,556	$46,443	$140,967	$159,990
Proceeds from sales of securities	9,320	7,173	24,618	37,226	74,022	34,185

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

Period Ended		Increase (Decrease) from Investment Operations (d)				Distributions from Net		Supplemental Data				Ratio of Net Investment Income
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Distributions from Net Investment Income	Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Ratio of Expenses to Average Net Assets (c)	(Loss) to Average Net Assets (c)
JNL/Mellon Capital Management Dow 10 Fund

Class A
12/31/2010	$8.03	$0.29	$1.69	$1.98	$-	$-	$10.01	24.66%	$376,744	60%	0.67%	3.35%
12/31/2009	6.93	0.29	0.81	1.10	-	-	8.03	15.87	338,067	45	0.68	4.37
12/31/2008	12.84	0.43	(6.34)	(5.91)	-	-	6.93	(46.03)	335,802	24	0.67	4.24
12/31/2007	12.71	0.39	(0.26)	0.13	-	-	12.84	1.02	815,451	11	0.66	2.92
12/31/2006	9.81	0.38	2.52	2.90	-	-	12.71	29.56	847,894	8	0.67	3.41
JNL/Mellon Capital Management S&P 10 Fund

Class A
12/31/2010	9.82	0.10	1.02	1.12	-	-	10.94	11.41	289,648	114	0.67	1.01
12/31/2009	8.20	0.15	1.47	1.62	-	-	9.82	19.76	320,377	98	0.67	1.84
12/31/2008	16.28	0.10	(8.18)	(8.08)	-	-	8.20	(49.63)	319,682	109	0.67	0.74
12/31/2007	15.50	0.14	0.64	0.78	-	-	16.28	5.03	833,585	111	0.65	0.87
12/31/2006	14.81	0.04	0.65	0.69	-	-	15.50	4.66	803,010	68	0.65	0.24
JNL/Mellon Capital Management Global 15 Fund

Class A
12/31/2010	14.77	0.57	1.60	2.17	-	-	16.94	14.69	522,900	63	0.70	3.81
12/31/2009	11.27	0.54	2.96	3.50	-	-	14.77	31.06	571,353	64	0.71	4.39
12/31/2008	21.89	0.75	(11.37)	(10.62)	-	-	11.27	(48.52)	523,669	66	0.70	4.32
12/31/2007	19.70	0.68	1.51	2.19	-	-	21.89	11.12	1,308,309	34	0.69	3.13
12/31/2006	14.06	0.64	5.00	5.64	-	-	19.70	40.11	1,121,001	36	0.70	3.87
JNL/Mellon Capital Management Nasdaq 25 Fund

Class A
12/31/2010	9.83	0.10	1.59	1.69	(0.02)	-	11.50	17.20	209,278	67	0.70	0.95
12/31/2009	7.33	0.04	2.46	2.50	-	-	9.83	34.11	118,145	19	0.72	0.46
12/31/2008	13.42	(0.01)	(5.58)	(5.59)	0.00 (e)	(0.50)	7.33	(41.51)	55,091	87	0.75	(0.07)
12/31/2007	11.26	(0.02)	2.18	2.16	-	-	13.42	19.18	111,306	161	0.74	(0.20)
12/31/2006	10.76	(0.07)	0.57	0.50	-	-	11.26	4.65	65,366	91	0.76	(0.67)

Class B
12/31/2010	7.55	0.09	1.23	1.32	(0.03)	-	8.84	17.48	139	67	0.50	1.15
12/31/2009	5.62	0.04	1.89	1.93	-	-	7.55	34.34	94	19	0.52	0.70
12/31/2008	10.52	0.01	(4.38)	(4.37)	(0.03)	(0.50)	5.62	(41.41)	68	87	0.55	0.14
12/03(a)- 12/31/2007	10.00	-	0.52	0.52	-	-	10.52	5.20	105	161	0.54	0.42
JNL/Mellon Capital Management Value Line 30 Fund

Class A
12/31/2010	10.79	(0.01)	2.43	2.42	(0.07)	-	13.14	22.45	816,198	100	0.79	(0.06)
12/31/2009	9.44	0.08	1.28	1.36	(0.01)	-	10.79	14.44	629,223	24	0.80	0.80
12/31/2008	18.77	0.01	(8.91)	(8.90)	(0.05)	(0.38)	9.44	(47.36)	553,390	88	0.79	0.09
12/31/2007	15.70	0.04	3.03	3.07	-	-	18.77	19.55	1,166,889	159	0.79	0.23
12/31/2006	15.92	(0.02)	(0.20)	(0.22)	-	-	15.70	(1.38)	822,541	55	0.79	(0.15)

Class B
12/31/2010	5.48	0.01	1.24	1.25	(0.09)	-	6.64	22.82	260	100	0.59	0.15
12/31/2009	4.83	0.05	0.64	0.69	(0.04)	-	5.48	14.37	108	24	0.60	1.08
12/31/2008	10.13	0.03	(4.87)	(4.84)	(0.08)	(0.38)	4.83	(47.63)	79	88	0.59	0.31
12/03(a)- 12/31/2007	10.00	0.02	0.11	0.13	-	-	10.13	1.30	101	159	0.59	3.20

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

Period Ended	Net Asset Value, Beginning of Period	Increase (Decrease) from Investment Operations (d)			Distributions from Net Investment Income	Distributions from Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Supplemental Data			Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)
		Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations				Total Return (b)	Net Assets, End of Period (in thousands)	Portfolio Turnover
JNL/Mellon Capital Management Dow Dividend Fund

Class A
12/31/2010	$6.10	$0.23	$0.50	$0.73	$(0.18)	$-	$6.65	12.05%	$271,225	90%	0.68%	3.58%
12/31/2009	5.40	0.19	0.89	1.08	(0.38)	-	6.10	20.03	244,605	18	0.68	3.66
12/31/2008	10.79	0.39	(5.71)	(5.32)	(0.04)	(0.03)	5.40	(49.27)	197,854	87	0.68	4.67
12/31/2007	11.99	0.37	(1.57)	(1.20)	-	-	10.79	(10.01)	400,792	110	0.67	3.08
01/17(a) - 12/31/2006	10.00	0.29	1.70	1.99	-	-	11.99	19.90	278,522	5	0.70	2.74

Class B
12/31/2010	5.26	0.20	0.44	0.64	(0.19)	-	5.71	12.27	134	90	0.48	3.70
12/31/2009	4.70	0.17	0.79	0.96	(0.40)	-	5.26	20.39	155	18	0.48	3.73
12/31/2008	9.46	0.35	(5.02)	(4.67)	(0.06)	(0.03)	4.70	(49.31)	86	87	0.48	4.92
12/03(a) - 12/31/2007	10.00	0.03	(0.57)	(0.54)	-	-	9.46	(5.40)	95	110	0.48	4.57
JNL/Mellon Capital Management S&P 24 Fund

Class A
12/31/2010	8.72	0.10	1.35	1.45	(0.02)	-	10.15	16.70	367,430	56	0.66	1.16
12/31/2009	7.36	0.13	1.25	1.38	(0.02)	-	8.72	18.70	138,638	27	0.70	1.61
12/31/2008	11.08	0.09	(3.72)	(3.63)	-	(0.09)	7.36	(32.73)	32,072	117	0.74	0.93
12/31/2007	10.30	0.11	0.67	0.78	-	-	11.08	7.57	23,326	184	0.73	1.03
05/01(a) - 12/31/2006	10.00	0.03	0.27	0.30	-	-	10.30	3.00	17,705	2	0.74	0.40

Class B
12/31/2010	7.81	0.11	1.20	1.31	(0.03)	-	9.09	16.76	173	56	0.46	1.33
12/31/2009	6.57	0.12	1.14	1.26	(0.02)	-	7.81	19.18	110	27	0.50	1.81
12/31/2008	9.89	0.09	(3.32)	(3.23)	-	(0.09)	6.57	(32.63)	80	117	0.54	1.10
12/03(a) - 12/31/2007	10.00	-	(0.11)	(0.11)	-	-	9.89	(1.10)	99	184	0.54	0.06
JNL/Mellon Capital Management 25 Fund

Class A
12/31/2010	10.40	0.36	2.01	2.37	(0.27)	-	12.50	22.85	544,590	109	0.65	3.11
12/31/2009	7.07	0.28	3.46	3.74	(0.41)	-	10.40	52.94	409,737	67	0.65	3.43
12/31/2008	13.25	0.35	(5.06)	(4.71)	(0.41)	(1.06)	7.07	(35.23)	343,607	80	0.65	3.04
12/31/2007	14.13	0.31	(0.70)	(0.39)	(0.24)	(0.25)	13.25	(2.83)	705,842	66	0.64	2.15
12/31/2006	12.59	0.26	1.28	1.54	-	-	14.13	12.23	732,813	53	0.65	1.93

Class B
12/31/2010	10.46	0.39	2.03	2.42	(0.29)	-	12.59	23.16	423	109	0.45	3.30
12/31/2009	7.11	0.30	3.49	3.79	(0.44)	-	10.46	53.31	253	67	0.45	3.62
12/31/2008	13.36	0.37	(5.11)	(4.74)	(0.45)	(1.06)	7.11	(35.17)	151	80	0.45	3.23
12/31/2007	14.14	0.33	(0.69)	(0.36)	(0.17)	(0.25)	13.36	(2.59)	293	66	0.44	2.29
05/01(a) - 12/31/2006	13.41	0.19	0.54	0.73	-	-	14.14	5.44	340	53	0.45	2.12
JNL/Mellon Capital Management Select Small-Cap Fund

Class A
12/31/2010	9.67	0.09	1.38	1.47	(0.05)	-	11.09	15.23	287,058	95	0.65	0.97
12/31/2009	9.30	0.05	0.40	0.45	(0.08)	-	9.67	4.89	337,393	91	0.65	0.55
12/31/2008	19.17	0.10	(7.95)	(7.85)	(0.05)	(1.97)	9.30	(40.06)	308,084	115	0.65	0.58
12/31/2007	23.79	0.04	(2.46)	(2.42)	-	(2.20)	19.17	(10.45)	639,967	107	0.65	0.19
12/31/2006	21.73	(0.09)	2.15	2.06	-	-	23.79	9.48	722,069	91	0.65	(0.40)

Class B
12/31/2010	9.66	0.12	1.36	1.48	(0.07)	-	11.07	15.38	110	95	0.45	1.21
12/31/2009	9.30	0.07	0.40	0.47	(0.11)	-	9.66	5.10	100	91	0.45	0.78
12/31/2008	19.22	0.13	(7.97)	(7.84)	(0.11)	(1.97)	9.30	(39.91)	72	115	0.45	0.74
12/31/2007	23.81	0.10	(2.49)	(2.39)	-	(2.20)	19.22	(10.32)	179	107	0.45	0.43
05/01(a) - 12/31/2006	24.18	(0.03)	(0.34)	(0.37)	-	-	23.81	(1.53)	131	91	0.45	(0.19)

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

		Increase (Decrease) from Investment Operations (d)				Distributions from		Supplemental Data			Ratio of	Ratio of Net
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Distributions from Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Expenses to Average Net Assets (c)	Investment Income (Loss) to Average Net Assets (c)
JNL/Mellon Capital Management JNL 5 Fund

Class A
12/31/2010	$7.58	$0.24	$1.05	$1.29	$(0.17)	$-	$8.70	17.11%	$3,545,906	90%	0.64%	3.11%
12/31/2009	6.33	0.15	1.35	1.50	(0.25)	-	7.58	23.74	3,504,852	28	0.64	2.32
12/31/2008	14.24	0.30	(6.40)	(6.10)	(0.27)	(1.54)	6.33	(42.39)	3,049,435	74	0.64	2.59
12/31/2007	14.31	0.29	(0.08)	0.21	(0.11)	(0.17)	14.24	1.50	5,684,481	90	0.64	1.95
12/31/2006	12.08	0.25	2.03	2.28	(0.04)	(0.01)	14.31	18.82	3,739,161	32	0.64	1.87

Class B
12/31/2010	7.60	0.26	1.05	1.31	(0.19)	-	8.72	17.27	9,381	90	0.44	3.31
12/31/2009	6.34	0.16	1.37	1.53	(0.27)	-	7.60	24.19	8,863	28	0.44	2.51
12/31/2008	14.29	0.32	(6.44)	(6.12)	(0.29)	(1.54)	6.34	(42.35)	7,172	74	0.44	2.81
12/31/2007	14.35	0.32	(0.07)	0.25	(0.14)	(0.17)	14.29	1.75	10,550	90	0.44	2.15
12/31/2006	12.10	0.28	2.02	2.30	(0.04)	(0.01)	14.35	18.99	7,127	32	0.44	2.08
JNL/Mellon Capital Management VIP Fund

Class A
12/31/2010	6.18	0.11	0.83	0.94	(0.15)	-	6.97	15.32	297,498	101	0.69	1.73
12/31/2009	5.06	0.09	1.12	1.21	(0.09)	-	6.18	23.95	330,358	18	0.69	1.81
12/31/2008	14.55	0.16	(6.51)	(6.35)	(0.18)	(2.96)	5.06	(42.83)	250,184	79	0.69	1.39
12/31/2007	13.56	0.17	1.30	1.47	(0.10)	(0.38)	14.55	10.91	448,864	148	0.69	1.18
12/31/2006	12.15	0.12	1.35	1.47	(0.03)	(0.03)	13.56	12.08	430,362	53	0.69	0.92

Class B
12/31/2010	6.20	0.12	0.83	0.95	(0.17)	-	6.98	15.31	979	101	0.49	1.95
12/31/2009	5.07	0.11	1.12	1.23	(0.10)	-	6.20	24.37	845	18	0.49	2.03
12/31/2008	14.59	0.18	(6.53)	(6.35)	(0.21)	(2.96)	5.07	(42.70)	695	79	0.49	1.60
12/31/2007	13.61	0.20	1.29	1.49	(0.13)	(0.38)	14.59	11.07	1,180	148	0.49	1.36
12/31/2006	12.17	0.14	1.36	1.50	(0.03)	(0.03)	13.61	12.34	1,182	53	0.49	1.12
JNL/Mellon Capital Management JNL Optimized 5 Fund

Class A
12/31/2010	7.97	0.17	0.92	1.09	(0.17)	-	8.89	13.67	497,065	95	0.69	2.13
12/31/2009	5.92	0.12	2.11	2.23	(0.18)	-	7.97	37.72	458,245	19	0.70	1.73
12/31/2008	11.99	0.23	(5.77)	(5.54)	0.00 (e)	(0.53)	5.92	(46.08)	316,910	72	0.70	2.48
12/31/2007	10.79	0.19	1.27	1.46	(0.10)	(0.16)	11.99	13.58	407,297	116	0.71	1.58
05/01(a) - 12/31/2006	10.00	0.08	0.75	0.83	(0.04)	0.00 (e)	10.79	8.34	94,219	2	0.76	1.19

Class B
12/31/2010	7.93	0.19	0.92	1.11	(0.18)	-	8.86	14.04	1,048	95	0.49	2.32
12/31/2009	5.89	0.13	2.11	2.24	(0.20)	-	7.93	38.00	953	19	0.50	1.91
12/31/2008	11.91	0.24	(5.73)	(5.49)	0.00 (e)	(0.53)	5.89	(45.97)	648	72	0.50	2.60
12/31/2007	10.79	0.21	1.27	1.48	(0.20)	(0.16)	11.91	13.80	540	116	0.52	1.81
05/01(a) - 12/31/2006	10.00	0.11	0.73	0.84	(0.05)	0.00 (e)	10.79	8.46	378	2	0.55	1.58
JNL/Mellon Capital Management S&P SMid 60 Fund

Class A
12/31/2010	9.39	0.14	1.81	1.95	(0.01)	-	11.33	20.76	377,694	75	0.66	1.38
12/30/2009	5.85	0.03	3.57	3.60	(0.06)	-	9.39	61.59	196,309	40	0.69	0.33
12/31/2008	8.66	0.20	(2.84)	(2.64)	0.00 (e)	(0.17)	5.85	(30.22)	45,155	152	0.73	2.74
04/30(a) -12/31/2007	10.00	0.27	(1.34)	(1.07)	(0.17)	(0.10)	8.66	(10.71)	37,981	130	0.73	4.26

Class B
12/31/2010	9.30	0.15	1.78	1.93	(0.01)	-	11.22	20.81	329	75	0.46	1.57
12/31/2009	5.79	0.04	3.54	3.58	(0.07)	-	9.30	61.79	188	40	0.49	0.57
12/31/2008	8.56	0.21	(2.81)	(2.60)	0.00 (e)	(0.17)	5.79	(30.10)	65	152	0.53	2.86
04/30(a) -12/31/2007	10.00	0.24	(1.30)	(1.06)	(0.28)	(0.10)	8.56	(10.58)	97	130	0.53	3.81

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Financial Highlights

	Net Asset	Increase (Decrease) from Investment Operations (d)			Distributions	Distributions from Net Realized		Supplemental Data			Ratio of Expenses to	Ratio of Net Investment
Period Ended	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	from Net Investment Income	Gains on Investment Transactions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Average Net Assets (c)	Income (Loss) to Average Net Assets (c)
JNL/Mellon Capital Management NYSE International 25 Fund

Class A
12/31/2010	$7.35	$0.16	$-	$0.16	$(0.15)	$-	$7.36	2.26%	$101,350	64%	0.77%	2.21%
12/31/2009	5.65	0.19	1.82	2.01	(0.31)	-	7.35	35.56	85,158	43	0.78	2.92
12/31/2008	11.30	0.40	(5.60)	(5.20)	0.00 (e)	(0.45)	5.65	(45.79)	54,050	71	0.80	4.47
04/30(a) - 12/31/2007	10.00	0.52	1.16	1.68	(0.29)	(0.09)	11.30	16.91	67,684	100	0.81	6.94

Class B
12/31/2010	7.23	0.17	-	0.17	(0.16)	-	7.24	2.45	138	64	0.57	2.38
12/31/2009	5.57	0.20	1.78	1.98	(0.32)	-	7.23	35.60	139	43	0.58	3.14
12/31/2008	11.12	0.42	(5.52)	(5.10)	0.00 (e)	(0.45)	5.57	(45.62)	111	71	0.60	4.76
04/30(a) - 12/31/2007	10.00	0.49	1.19	1.68	(0.47)	(0.09)	11.12	17.03	188	100	0.61	6.66
JNL/Mellon Capital Management Communications Sector Fund

Class A
12/31/2010	2.89	0.11	0.54	0.65	(0.07)	-	3.47	22.53	63,680	50	0.72	3.70
12/31/2009	2.39	0.11	0.50	0.61	(0.11)	-	2.89	25.59	40,864	31	0.72	4.17
12/31/2008	5.78	0.16	(2.49)	(2.33)	(0.24)	(0.82)	2.39	(39.64)	28,835	53	0.76	3.51
12/31/2007	5.88	0.13	0.11	0.24	(0.05)	(0.29)	5.78	4.30	86,673	38	0.72	1.98
12/31/2006	4.44	0.12	1.48	1.60	(0.06)	(0.10)	5.88	36.12	55,926	117	0.75	2.18
Class B
12/31/2010	2.77	0.11	0.51	0.62	(0.07)	-	3.32	22.55	153	50	0.52	3.84
12/31/2009	2.29	0.11	0.49	0.60	(0.12)	-	2.77	26.12	110	31	0.52	4.34
12/31/2008	5.66	0.15	(2.43)	(2.28)	(0.27)	(0.82)	2.29	(39.64)	72	53	0.56	3.36
12/31/2007	5.79	0.14	0.11	0.25	(0.09)	(0.29)	5.66	4.46	231	38	0.52	2.15
12/31/2006	4.40	0.12	1.49	1.61	(0.12)	(0.10)	5.79	36.68	178	117	0.55	2.32
JNL/Mellon Capital Management Consumer Brands Sector Fund

Class A
12/31/2010	8.12	0.08	1.77	1.85	(0.04)	-	9.93	22.76	78,065	30	0.71	0.91
12/31/2009	6.13	0.07	1.96	2.03	(0.04)	-	8.12	33.14	34,896	27	0.72	1.08
12/31/2008	11.05	0.08	(3.60)	(3.52)	(0.03)	(1.37)	6.13	(31.29)	23,446	56	0.75	0.84
12/31/2007	12.54	0.04	(1.03)	(0.99)	(0.05)	(0.45)	11.05	(7.86)	19,065	65	0.75	0.30
12/31/2006	11.22	0.05	1.46	1.51	(0.01)	(0.18)	12.54	13.44	23,575	23	0.75	0.42

Class B
12/31/2010	8.18	0.09	1.78	1.87	(0.04)	-	10.01	22.92	150	30	0.51	1.08
12/31/2009	6.17	0.09	1.97	2.06	(0.05)	-	8.18	33.41	109	27	0.52	1.31
12/31/2008	11.12	0.09	(3.62)	(3.53)	(0.05)	(1.37)	6.17	(31.20)	86	56	0.55	0.99
12/31/2007	12.61	0.07	(1.04)	(0.97)	(0.07)	(0.45)	11.12	(7.67)	112	65	0.55	0.53
12/31/2006	11.27	0.07	1.48	1.55	(0.03)	(0.18)	12.61	13.71	120	23	0.55	0.62
JNL/Mellon Capital Management Financial Sector Fund

Class A
12/31/2010	6.41	0.06	0.80	0.86	(0.08)	-	7.19	13.49	182,141	24	0.69	0.86
12/31/2009	5.48	0.10	0.92	1.02	(0.09)	-	6.41	18.62	147,124	22	0.70	1.79
12/31/2008	12.38	0.24	(6.56)	(6.32)	(0.11)	(0.47)	5.48	(50.64)	75,650	32	0.73	2.71
12/31/2007	16.02	0.33	(3.12)	(2.79)	(0.22)	(0.63)	12.38	(17.36)	54,961	40	0.74	2.15
12/31/2006	13.71	0.29	2.27	2.56	(0.15)	(0.10)	16.02	18.68	68,536	27	0.75	1.99

Class B
12/31/2010	6.39	0.07	0.80	0.87	(0.09)	-	7.17	13.68	247	24	0.49	1.05
12/31/2009	5.46	0.11	0.92	1.03	(0.10)	-	6.39	18.80	236	22	0.50	2.05
12/31/2008	12.34	0.26	(6.55)	(6.29)	(0.12)	(0.47)	5.46	(50.54)	141	32	0.53	2.79
12/31/2007	15.93	0.36	(3.10)	(2.74)	(0.22)	(0.63)	12.34	(17.17)	209	40	0.54	2.38
12/31/2006	13.62	0.32	2.27	2.59	(0.18)	(0.10)	15.93	18.99	187	27	0.55	2.18

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

	Net Asset	Increase (Decrease) from Investment Operations (d)			Distributions	Distributions from Net Realized		Supplemental Data			Ratio of Expenses to	Ratio of Net Investment
Period Ended	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	from Net Investment Income	Gains on Investment Transactions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Average Net Assets (c)	Income (Loss) to Average Net Assets (c)
JNL/Mellon Capital Management Healthcare Sector Fund

Class A
12/31/2010	$11.04	$0.15	$0.28	$0.43	$(0.12)	$-	$11.35	3.88%	$170,516	17%	0.69%	1.31%
12/31/2009	9.53	0.13	1.87	2.00	(0.13)	(0.36)	11.04	20.97	160,212	29	0.70	1.37
12/31/2008	13.34	0.15	(3.29)	(3.14)	(0.09)	(0.58)	9.53	(23.20)	127,267	41	0.70	1.31
12/31/2007	12.89	0.15	0.84	0.99	(0.08)	(0.46)	13.34	7.65	113,281	31	0.72	1.09
12/31/2006	12.47	0.09	0.68	0.77	(0.06)	(0.29)	12.89	6.19	86,404	22	0.73	0.74

Class B
12/31/2010	11.01	0.17	0.28	0.45	(0.13)	-	11.33	4.13	281	17	0.49	1.52
12/31/2009	9.51	0.15	1.86	2.01	(0.15)	(0.36)	11.01	21.12	247	29	0.50	1.56
12/31/2008	13.31	0.17	(3.28)	(3.11)	(0.11)	(0.58)	9.51	(23.05)	200	41	0.50	1.50
12/31/2007	12.91	0.17	0.84	1.01	(0.15)	(0.46)	13.31	7.83	166	31	0.52	1.28
12/31/2006	12.46	0.12	0.68	0.80	(0.06)	(0.29)	12.91	6.45	236	22	0.53	0.94
JNL/Mellon Capital Management Oil & Gas Sector Fund

Class A
12/31/2010	22.67	0.28	4.04	4.32	(0.23)	-	26.76	19.11	656,024	14	0.67	1.26
12/31/2009	20.47	0.30	3.76	4.06	(0.20)	(1.66)	22.67	19.97	481,777	19	0.67	1.39
12/31/2008	36.83	0.27	(14.16)	(13.89)	(0.20)	(2.27)	20.47	(37.80)	340,494	39	0.67	0.81
12/31/2007	28.99	0.23	9.91	10.14	(0.16)	(2.14)	36.83	35.29	515,660	28	0.67	0.67
12/31/2006	25.21	0.23	5.02	5.25	(0.11)	(1.36)	28.99	20.79	300,626	37	0.68	0.83

Class B
12/31/2010	22.90	0.33	4.10	4.43	(0.27)	-	27.06	19.37	1,082	14	0.47	1.45
12/31/2009	20.66	0.34	3.81	4.15	(0.25)	(1.66)	22.90	20.22	886	19	0.47	1.57
12/31/2008	37.17	0.34	(14.32)	(13.98)	(0.26)	(2.27)	20.66	(37.70)	721	39	0.47	1.06
12/31/2007	29.21	0.29	10.01	10.30	(0.20)	(2.14)	37.17	35.57	865	28	0.47	0.85
12/31/2006	25.31	0.28	5.05	5.33	(0.07)	(1.36)	29.21	21.05	607	37	0.49	0.98
JNL/Mellon Capital Management Technology Sector Fund

Class A
12/31/2010	6.45	0.02	0.76	0.78	(0.01)	-	7.22	12.11	292,219	34	0.68	0.26
12/31/2009	3.94	0.02	2.49	2.51	0.00 (e)	-	6.45	63.82	246,091	25	0.69	0.31
12/31/2008	7.68	0.01	(3.35)	(3.34)	0.00 (e)	(0.40)	3.94	(43.42)	52,884	70	0.73	0.20
12/31/2007	6.84	-	0.99	0.99	-	(0.15)	7.68	14.56	104,335	33	0.73	0.02
12/31/2006	6.27	(0.01)	0.60	0.59	-	(0.02)	6.84	9.36	62,827	39	0.75	(0.10)

Class B
12/31/2010	6.51	0.03	0.77	0.80	(0.02)	-	7.29	12.26	451	34	0.48	0.45
12/31/2009	3.97	0.03	2.52	2.55	(0.01)	-	6.51	64.21	404	25	0.49	0.55
12/31/2008	7.74	0.02	(3.38)	(3.36)	(0.01)	(0.40)	3.97	(43.31)	104	70	0.53	0.37
12/31/2007	6.88	0.02	0.99	1.01	-	(0.15)	7.74	14.77	245	33	0.53	0.21
12/31/2006	6.30	0.01	0.59	0.60	-	(0.02)	6.88	9.47	177	39	0.55	0.10
(a)	Commencement of operations.
(b)

Total Return assumes reinvestment of all distributions for the respective period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)	Annualized for periods less than one year.
(d)	Calculated using the average shares method.
(e)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2010

NOTE 1. ORGANIZATION

The JNL Variable Fund LLC is a limited liability company organized under the laws of Delaware, by an Operating Agreement dated February 11, 1999 as amended December 13, 2001. The JNL Variable Fund LLC includes the following twenty (20) separate Funds, (each a “Fund”, and collectively, “Funds”), each subadvised by Mellon Capital Management Corporation: JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management Nasdaq 25 Fund, JNL/Mellon Capital Management Value Line 30 Fund, JNL/Mellon Capital Management Dow Dividend Fund, JNL/Mellon Capital Management S&P 24 Fund, JNL/Mellon Capital Management 25 Fund, JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management JNL Optimized 5 Fund, JNL/Mellon Capital Management S&P SMid 60 Fund, JNL/Mellon Capital Management NYSE International 25 Fund, JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, and JNL/Mellon Capital Management Technology Sector Fund. The composition of portfolios for certain Funds is determined on an annual basis utilizing stock selection criteria described in the Funds’ prospectus. The Funds are registered with the U.S. Securities and Exchange Commission (“SEC”) as non-diversified funds under the Investment Company Act of 1940, as amended (“1940 Act”).

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”) and an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM serves as investment adviser to each of the Funds. Shares are presently offered to Jackson, Jackson National Life Insurance Company of New York, and affiliated separate accounts to fund the benefits of variable annuity and variable life policies. Shares are also sold to qualified and non-qualified retirement plans as well as certain affiliated “funds of funds”.

All Funds, except for JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund, and JNL/Mellon Capital Management Global 15 Fund, are regulated investment companies (each a “RIC Fund”) and offer Class A and Class B shares. The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. The JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund and JNL/Mellon Capital Management Global 15 Fund are each a limited liability company with its interests solely owned by Jackson National Separate Account-I.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over-the-counter market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The securities lending collateral funds, which provide daily liquidity, are valued at the daily reported NAV of the funds, as a practical expedient, as of the close of the NYSE on each valuation date. Other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Forward foreign currency contracts are valued at the foreign currency exchange rate as of the close of the NYSE, unless the Adviser determines that such markets lack an appropriate level of liquidity at that time. In such instances, the Funds will generally utilize foreign currency exchange rates as of the close of the London Stock Exchange.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures adopted by the Funds’ Board of Managers (“Board” or “Managers”). Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s own assumptions in determining fair value of an investment. Under the procedures adopted by the Board, the Adviser may rely on pricing services or other sources to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The Board has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2010

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive upon its current sale.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 clarifies existing disclosure requirements and mandates additional disclosures regarding fair value measurements. Entities are required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number. Please see the Notes to the Schedules of Investments, FASB Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure”, for expanded disclosure of fair value measurements.

Distributions to Shareholders – The amount and timing of distributions for the RIC Funds are determined in accordance with federal income tax regulations, which may differ from GAAP. For all the RIC Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, for the RIC Funds will be distributed at least annually, to the extent they exceed available capital loss carryforwards. For all other Funds, no distributions of net investment income or realized capital gains are required; therefore, undistributed (excess of distributions over) net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis.

Federal Income Taxes - Each RIC Fund is a separate taxpayer for federal income tax purposes. Each RIC Fund intends to qualify as a regulated investment company and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal income tax provision is required. Under current tax law, interest and dividend income and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain or loss on investments and net change in unrealized appreciation or depreciation on investments. Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation or depreciation on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Guarantees and Indemnifications – Under the Funds’ organizational documents, its officers and Managers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income is accrued daily. Realized gains and losses are determined on the specific identification basis.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENTS AND RISKS

Securities Lending and Securities Lending Collateral – A Fund may lend securities to certain brokers, dealers or other financial institutions in order to earn additional income. The borrowers and the Funds’ securities lending agent exchange negotiated lender fees and the Funds receive a fee equal to a percentage of the net negotiated lender fees and the net income generated by the securities lending collateral held during each lending transaction. The securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned based on the previous day’s value of the securities loaned, marked to market daily. Any shortfalls are adjusted the next business day. In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2010

access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Each Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security.

JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as custodian and securities lending agent to the Funds. The Funds have cash collateral invested in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC, each a limited liability company sponsored by the Adviser. As the assets in the Securities Lending Liquidating Fund LLC mature or are liquidated, the proceeds are invested in the Securities Lending Cash Collateral Fund LLC. Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act, and is not a “money market fund”, it typically invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act, which governs money market funds. The Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC are only offered to the Funds and JNAM affiliated Funds.

The Securities Lending Cash Collateral Fund LLC’s and the Securities Lending Liquidating Fund LLC’s NAVs are determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the NYSE is open for trading. Short-term securities in the Securities Lending Cash Collateral Fund LLC and securities maturing within 60 days in Securities Lending Liquidating LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value. Securities that are not valued at amortized cost in the Securities Lending Liquidating Fund LLC are generally valued based on prices furnished by pricing services. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies, and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Industry Concentration Risk – A Fund may concentrate its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that a Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Market, Credit and Counterparty Risk - In the normal course of business the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

NOTE 4. FINANCIAL DERIVATIVE INSTRUMENTS

FASB ASC Topic 815, “Derivatives and Hedging” – This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as requiring quantitative disclosures in the semi-annual and annual financial statements about fair value, realized and unrealized gains and losses and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The Funds did not invest in any derivatives during the year ended December 31, 2010.

NOTE 5. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee - Each Fund has an investment advisory agreement with JNAM, whereby, JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid to Mellon Capital Management Corporation as compensation for sub-advisory services. The following is a schedule of the fees each Fund is currently obligated to pay JNAM.

Assets	Annual Rate
$0 to $50 million	0.34%
$50 million to $100 million	0.31
$100 million to $750 million	0.28
Over $750 million	0.27

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2010

Administrative Fee – JNAM also serves as the “Administrator” to the Funds. The Funds pay an annual administrative fee of 0.15% of the average daily net assets of each Fund, accrued daily and paid monthly, except for the JNL/Mellon Capital Management Global 15 Fund and the JNL/Mellon Capital Management NYSE International 25 Fund, which each pay an annual administrative fee of 0.20% of the average daily net assets.

In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Managers and independent legal counsel to the disinterested Managers, and a portion of the costs associated with the Chief Compliance Officer.

12b-1 Fee - The Funds adopted a Distribution Plan under the provisions of Rule 12b-1 under the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares (through the sale of variable insurance products funded by the Funds). Jackson National Life Distributors LLC (“JNLD”), a wholly-owned subsidiary of Jackson, is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries. The maximum annual 12b-1 fee allowed is 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected as 12b-1 fees (Class A) in the Statements of Operations.

Affiliated Brokerage Commissions - During the year ended December 31, 2010, the following Funds paid brokerage fees to affiliates of their Fund on the execution of purchases and sales of portfolio investments (in thousands): JNL/Mellon Capital Management S&P 24 Fund $1; JNL/Mellon Capital Management S&P SMid 60 Fund $1; JNL/Mellon Capital Management Oil & Gas Sector Fund $1.

Deferred Compensation Plan – Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby disinterested Managers may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Manager. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds. Prior to January 1, 2007, Managers were able to defer the receipt of their compensation under a separate plan. Deferred amounts under this plan are credited at a fixed annual rate of return of five percent (5%). Liabilities related to deferred balances are included in payable for manager fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in manager fees set forth in the Statements of Operations.

Investments in Affiliates - During the year ended December 31, 2010, certain Funds invested in the JNL Money Market Fund which is managed by the Adviser. The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Certain Funds participating in securities lending receive cash collateral which is invested by the Custodian in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC, which are affiliates of the Funds’ Adviser. JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC and Securities Lending Liquidating Fund LLC. Furthermore, the JNL/Mellon Capital Management Financial Sector Fund invested in Bank of New York Mellon Corp., the parent company of the Fund’s sub-adviser. The total value and cost of such affiliated investments are disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

NOTE 6. INCOME TAX MATTERS

The JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund and JNL/Mellon Capital Management Global 15 Fund are each a limited liability company with its interests owned by a single entity: Jackson National Separate Account-I. Accordingly, such Funds are not considered separate entities for federal income tax purposes, and therefore, are taxed as part of the operations of Jackson.

The following information is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. These reclassifications have no impact on total net assets. Temporary differences do not require reclassification.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2010

To the extent there are differences between the amounts recognized for financial statements and federal income tax purposes that are permanent in nature, such amounts (in thousands) are reclassified within the capital accounts based on their federal income tax treatment as indicated below; temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, accounting treatment of notional principal contracts, and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital

JNL/Mellon Capital Management Nasdaq 25 Fund	–	852	(852)
JNL/Mellon Capital Management Value Line 30 Fund	380	–	(380)
JNL/Mellon Capital Management Dow Dividend Fund	–	4,314	(4,314)
JNL/Mellon Capital Management S&P 24 Fund	(106)	106	–
JNL/Mellon Capital Management 25 Fund	1	(1)	–
JNL/Mellon Capital Management Select Small-Cap Fund	–	–	–
JNL/Mellon Capital Management JNL 5 Fund	14	(14)	–
JNL/Mellon Capital Management VIP Fund	(33)	33	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	71	(71)	–
JNL/Mellon Capital Management S&P SMid 60 Fund	(2)	2	–
JNL/Mellon Capital Management NYSE International 25 Fund	(3)	3	–
JNL/Mellon Capital Management Communications Sector Fund	–	–	–
JNL/Mellon Capital Management Consumer Brands Sector Fund	–	–	–
JNL/Mellon Capital Management Financial Sector Fund	–	–	–
JNL/Mellon Capital Management Healthcare Sector Fund	–	–	–
JNL/Mellon Capital Management Oil & Gas Sector Fund	–	–	–
JNL/Mellon Capital Management Technology Sector Fund	–	–	–

At December 31, 2010, the following Funds had unused capital loss carryovers (in thousands) for U.S. federal income tax purposes, which may be used to offset future net realized capital gains. If not used, the capital loss carryovers will expire as follows:

	Amount	Year(s) of Expiration
JNL/Mellon Capital Management Nasdaq 25 Fund	$18,831	2017
JNL/Mellon Capital Management Value Line 30 Fund	456,048	2017
JNL/Mellon Capital Management Dow Dividend Fund	198,111	2016-2018
JNL/Mellon Capital Management S&P 24 Fund	175	2017
JNL/Mellon Capital Management 25 Fund	59,800	2017
JNL/Mellon Capital Management Select Small-Cap Fund	260,604	2016-2017
JNL/Mellon Capital Management JNL 5 Fund	1,985,455	2016-2017
JNL/Mellon Capital Management VIP Fund	142,772	2017
JNL/Mellon Capital Management JNL Optimized 5 Fund	149,686	2017
JNL/Mellon Capital Management NYSE International 25 Fund	20,164	2016-2017
JNL/Mellon Capital Management Communications Sector Fund	16,916	2016-2018
JNL/Mellon Capital Management Consumer Brands Sector Fund	1,170	2017
JNL/Mellon Capital Management Financial Sector Fund	15,535	2016-2018
JNL/Mellon Capital Management Healthcare Sector Fund	1,448	2017
JNL/Mellon Capital Management Oil & Gas Sector Fund	16,205	2017

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Under the Act, a Fund will be permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. Relevant information regarding the impact of the Act on the Funds will be contained within the Income Tax Matters section of the financial statement notes in the Funds’ Annual Report for the fiscal year ending December 31, 2011.

At December 31, 2010, the following Funds had capital, currency and/or passive foreign investment company (“PFIC”) mark to market losses (in thousands) realized after October 31, 2010 (“Post-October losses”), which were deferred for tax purposes to January 1, 2011.

Amount
JNL/Mellon Capital Management Nasdaq 25 Fund	$3
JNL/Mellon Capital Management Value Line 30 Fund	375
JNL/Mellon Capital Management Dow Dividend Fund	1,193
JNL/Mellon Capital Management 25 Fund	678
JNL/Mellon Capital Management Select Small-Cap Fund	1,743
JNL/Mellon Capital Management JNL 5 Fund	13,418

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2010

Amount
JNL/Mellon Capital Management VIP Fund	$827
JNL/Mellon Capital Management JNL Optimized 5 Fund	94
JNL/Mellon Capital Management S&P SMid 60 Fund	270
JNL/Mellon Capital Management NYSE International 25 Fund	207
JNL/Mellon Capital Management Financial Sector Fund	135
JNL/Mellon Capital Management Healthcare Sector Fund	75

As of December 31, 2010, the cost of investments, the components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains for U.S. federal income tax purposes (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain
JNL/Mellon Capital Management Nasdaq 25 Fund	$195,114	$33,080	$(4,467)	$28,613	$1,478	$–
JNL/Mellon Capital Management Value Line 30 Fund	682,939	173,796	(30,629)	143,167	–	–
JNL/Mellon Capital Management Dow Dividend Fund	267,198	18,931	(5,306)	13,625	8,733	–
JNL/Mellon Capital Management S&P 24 Fund	321,645	49,800	(3,185)	46,615	2,575	–
JNL/Mellon Capital Management 25 Fund	535,919	41,989	(17,716)	24,273	14,535	–
JNL/Mellon Capital Management Select Small-Cap Fund	289,084	49,914	(16,839)	33,075	2,666	–
JNL/Mellon Capital Management JNL 5 Fund	3,454,106	506,027	(187,853)	318,174	103,816	–
JNL/Mellon Capital Management VIP Fund	277,195	48,671	(14,576)	34,095	3,693	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	466,817	72,586	(33,562)	39,024	7,554	–
JNL/Mellon Capital Management S&P SMid 60 Fund	358,693	52,988	(7,083)	45,905	13,683	12,054
JNL/Mellon Capital Management NYSE International 25 Fund	130,454	3,272	(13,983)	(10,711)	2,086	–
JNL/Mellon Capital Management Communications Sector Fund	66,811	4,409	(1,935)	2,474	1,675	–
JNL/Mellon Capital Management Consumer Brands Sector Fund	73,770	8,478	(1,983)	6,495	483	–
JNL/Mellon Capital Management Financial Sector Fund	195,007	8,423	(16,124)	(7,701)	1,384	–
JNL/Mellon Capital Management Healthcare Sector Fund	188,744	2,645	(18,094)	(15,449)	2,142	–
JNL/Mellon Capital Management Oil & Gas Sector Fund	611,555	99,224	(44,174)	55,050	6,477	–
JNL/Mellon Capital Management Technology Sector Fund	250,060	55,338	(8,687)	46,651	659	7,394

*	Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2010 was as follows:

	Net Ordinary Income*	Long-Term Capital Gain**
JNL/Mellon Capital Management Nasdaq 25 Fund	$367	–
JNL/Mellon Capital Management Value Line 30 Fund	4,383	–
JNL/Mellon Capital Management Dow Dividend Fund	7,150	–
JNL/Mellon Capital Management S&P 24 Fund	907	–
JNL/Mellon Capital Management 25 Fund	11,708	–
JNL/Mellon Capital Management Select Small-Cap Fund	1,348	–
JNL/Mellon Capital Management JNL 5 Fund	70,135	–
JNL/Mellon Capital Management VIP Fund	6,518	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	9,213	–
JNL/Mellon Capital Management S&P SMid 60 Fund	295	–
JNL/Mellon Capital Management NYSE International 25 Fund	2,078	–
JNL/Mellon Capital Management Communications Sector Fund	1,220	–
JNL/Mellon Capital Management Consumer Brands Sector Fund	284	–
JNL/Mellon Capital Management Financial Sector Fund	2,022	–
JNL/Mellon Capital Management Healthcare Sector Fund	1,739	–
JNL/Mellon Capital Management Oil & Gas Sector Fund	5,563	–
JNL/Mellon Capital Management Technology Sector Fund	433	–
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2010.

The tax character of distributions paid (in thousands) during the fiscal year ended December 31, 2009 was as follows:

	Net Ordinary Income*	Long-term Capital Gain
JNL/Mellon Capital Management Value Line 30 Fund	$762	$–
JNL/Mellon Capital Management Dow Dividend Fund	14,556	–
JNL/Mellon Capital Management S&P 24 Fund	247	–

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2010

	Net Ordinary Income*	Long-term Capital Gain
JNL/Mellon Capital Management 25 Fund	$15,724	$–
JNL/Mellon Capital Management Select Small-Cap Fund	2,868	–
JNL/Mellon Capital Management JNL 5 Fund	113,465	–
JNL/Mellon Capital Management VIP Fund	4,817	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	10,267	–
JNL/Mellon Capital Management S&P SMid 60 Fund	1,234	–
JNL/Mellon Capital Management NYSE International 25 Fund	3,437	–
JNL/Mellon Capital Management Communications Sector Fund	1,449	–
JNL/Mellon Capital Management Consumer Brands Sector Fund	177	–
JNL/Mellon Capital Management Financial Sector Fund	2,019	–
JNL/Mellon Capital Management Healthcare Sector Fund	2,125	4,498
JNL/Mellon Capital Management Oil & Gas Sector Fund	3,950	32,438
JNL/Mellon Capital Management Technology Sector Fund	162	–

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2007, 2008, 2009 and 2010 which remain subject to examination, by the Internal Revenue Service. These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements for the year ended December 31, 2010.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers

JNL Variable Fund LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Variable Fund LLC (the “Funds”) as listed in Note 1 of the financial statements as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2010, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

February 28, 2011

JNL Variable Fund LLC

Additional Disclosures (Unaudited)

December 31, 2010

Disclosure of Fund Expenses

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees (Class A shares of certain Funds) and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. The information in this section can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Annualized Expense Ratios	Expenses Paid During Period
JNL/Mellon Capital Management Dow 10 Fund
Class A	$1,000.00	$1,246.60	0.67%	$3.79	$1,000.00	$1,021.83	0.67%	$3.41
JNL/Mellon Capital Management S&P 10 Fund
Class A	1,000.00	1,303.90	0.67	3.89	1,000.00	1,021.83	0.67	3.41
JNL/Mellon Capital Management Global 15 Fund
Class A	1,000.00	1,234.70	0.70	3.94	1,000.00	1,021.68	0.70	3.57
JNL/Mellon Capital Management Nasdaq 25 Fund
Class A	1,000.00	1,266.00	0.70	4.00	1,000.00	1,021.68	0.70	3.57
Class B	1,000.00	1,267.10	0.50	2.86	1,000.00	1,022.68	0.50	2.55
JNL/Mellon Capital Management Value Line 30 Fund
Class A	1,000.00	1,385.00	0.79	4.75	1,000.00	1,021.22	0.79	4.02
Class B	1,000.00	1,387.80	0.59	3.55	1,000.00	1,022.23	0.59	3.01
JNL/Mellon Capital Management Dow Dividend Fund
Class A	1,000.00	1,156.50	0.68	3.70	1,000.00	1,021.78	0.68	3.47
Class B	1,000.00	1,157.90	0.48	2.61	1,000.00	1,022.79	0.48	2.45
JNL/Mellon Capital Management S&P 24 Fund
Class A	1,000.00	1,291.40	0.65	3.75	1,000.00	1,021.93	0.65	3.31
Class B	1,000.00	1,293.50	0.45	2.60	1,000.00	1,022.94	0.45	2.29
JNL/Mellon Capital Management 25 Fund
Class A	1,000.00	1,167.90	0.64	3.50	1,000.00	1,021.98	0.64	3.26
Class B	1,000.00	1,169.00	0.44	2.41	1,000.00	1,022.99	0.44	2.24
JNL/Mellon Capital Management Select Small-Cap Fund
Class A	1,000.00	1,217.80	0.65	3.63	1,000.00	1,021.93	0.65	3.31
Class B	1,000.00	1,218.10	0.45	2.52	1,000.00	1,022.94	0.45	2.29
JNL/Mellon Capital Management JNL 5 Fund
Class A	1,000.00	1,234.60	0.64	3.60	1,000.00	1,021.98	0.64	3.26
Class B	1,000.00	1,236.10	0.44	2.48	1,000.00	1,022.99	0.44	2.24
JNL/Mellon Capital Management VIP Fund
Class A	1,000.00	1,272.60	0.69	3.95	1,000.00	1,021.73	0.69	3.52
Class B	1,000.00	1,272.10	0.49	2.81	1,000.00	1,022.74	0.49	2.50

JNL Variable Fund LLC

Additional Disclosures (Unaudited)

December 31, 2010

Disclosure of Fund Expenses

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Annualized Expense Ratios	Expenses Paid During Period
JNL/Mellon Capital Management JNL Optimized 5 Fund
Class A	$1,000.00	$1,272.40	0.69%	$3.95	$1,000.00	$1,021.73	0.69%	$3.52
Class B	1,000.00	1,275.50	0.49	2.81	1,000.00	1,022.74	0.49	2.50
JNL/Mellon Capital Management S&P Smid 60 Fund
Class A	1,000.00	1,306.40	0.66	3.84	1,000.00	1,021.88	0.66	3.36
Class B	1,000.00	1,306.50	0.46	2.67	1,000.00	1,022.89	0.46	2.35
JNL/Mellon Capital Management NYSE International 25 Fund
Class A	1,000.00	1,181.80	0.77	4.23	1,000.00	1,021.32	0.77	3.92
Class B	1,000.00	1,183.30	0.57	3.14	1,000.00	1,022.33	0.57	2.91
JNL/Mellon Capital Management Communications Sector Fund
Class A	1,000.00	1,301.90	0.72	4.18	1,000.00	1,021.58	0.72	3.67
Class B	1,000.00	1,305.60	0.52	3.02	1,000.00	1,022.58	0.52	2.65
JNL/Mellon Capital Management Consumer Brands Sector Fund
Class A	1,000.00	1,263.40	0.71	4.05	1,000.00	1,021.63	0.71	3.62
Class B	1,000.00	1,263.20	0.51	2.91	1,000.00	1,022.63	0.51	2.60
JNL/Mellon Capital Management Financial Sector Fund
Class A	1,000.00	1,175.20	0.69	3.78	1,000.00	1,021.73	0.69	3.52
Class B	1,000.00	1,175.40	0.49	2.69	1,000.00	1,022.74	0.49	2.50
JNL/Mellon Capital Management Healthcare Sector Fund
Class A	1,000.00	1,130.90	0.69	3.71	1,000.00	1,021.73	0.69	3.52
Class B	1,000.00	1,131.80	0.49	2.63	1,000.00	1,022.74	0.49	2.50
JNL/Mellon Capital Management Oil & Gas Sector Fund
Class A	1,000.00	1,367.90	0.67	4.00	1,000.00	1,021.83	0.67	3.41
Class B	1,000.00	1,369.60	0.47	2.81	1,000.00	1,022.84	0.47	2.40
JNL/Mellon Capital Management Technology Sector Fund
Class A	1,000.00	1,246.70	0.68	3.85	1,000.00	1,021.78	0.68	3.47
Class B	1,000.00	1,247.10	0.48	2.72	1,000.00	1,022.79	0.48	2.45

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Fund toll-free at 1-866-255-1935.

Proxy Voting Guidelines

The Board has adopted the proxy voting policy and procedures (“Policy”) of the Funds’ Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers, except Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), which does not have a proxy voting policy, nor does SPIAS vote proxies. The Trust has adopted each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”).

The Policy is designed to promote accountability of the company’s management to its shareholders and to align the interests of management with those shareholders. The Sub-Advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Sub-Advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Sub-Advisers will monitor situations that may result in a

JNL Variable Fund LLC

Additional Disclosures (Unaudited)

December 31, 2010

conflict of interest in accordance with their Procedures. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2010 are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7799 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Variable Fund LLC, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com. and (4) on the Securities and Exchange Commission’s website at www.sec.gov.

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC

(THE “FUND”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Interested Manager
Mark D. Nerud (44) [1] 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	102

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer of the Adviser (1/2010 to present); President of the Adviser (1/2007 to present); Chief Financial Officer of the Adviser (11/2000 to 1/2007) and Managing Board Member of the Adviser (11/2000 to 11/2003) (1/2007 to 12/2010); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); Vice President (8/1997 to 12/2006), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/2002 to 12/2006); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/2000 to 12/2009)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: NONE
Disinterested Managers
Michael Bouchard (54) 1 Corporate Way Lansing, MI 48951	Manager [2] (4/2000 to present)	102
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (1/1999 to present)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
William J. Crowley, Jr. (65) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	102
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Partner (Baltimore Office) – Arthur Andersen LLP (1995 to 2002); Board Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS:

Director of Alpha Natural Resources; Director of Foundation Coal Holdings, Inc. (from 12/2004 until 7/2009 when the company was acquired); Director of Bio Veris Corporation (from 5/2004 until 6/2007 when the company was acquired); Director of Provident Bankshares Corporation (from 5/2003 until 5/2009 when the company was acquired)

Dominic D’Annunzio (72) 1 Corporate Way Lansing, MI 48951	Chairman of the Board (2/2004 to 12/2010) Manager [2] (6/2003 to present)	102
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/1990 to 5/1990) and (8/1997 to 5/1998)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Michelle Engler (52) 1 Corporate Way Lansing, MI 48951	Chairman of the Board [3] (1/2011 to present) Manager [2] (4/2000 to present)	102
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

[1]	Mr. Nerud is an “interested person” of the JNL Variable Funds due to his position with Jackson National Asset Management, LLC, the Adviser.
[2]	The interested and disinterested Managers are elected to serve for an indefinite term.
[3]

Beginning January 1, 2011, the Chairman shall serve as Chairman for no more than three consecutive years and may not be re-elected as Chairman until at least one year has elapsed since the end of the Chairman’s term. Chairman Engler’s term will lapse at the end of 2013.

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Disinterested Managers
James Henry, Ph.D. (72) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	102
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to July 2009)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Richard McLellan (68) 1 Corporate Way Lansing, MI 48951	Manager [2] (12/2003 to present)	102

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Attorney (2010 to present); Senior Counsel, Dykema Gossett PLLC (2007 to 2009); Member, Dykema Gossett PLLC (Law Firm) (1973 to 2007); Senior Counsel, Dykema Gossett PLLC (2007 to present); Adjunct Associate Professor, Michigan State University (2008 to present)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)
William R. Rybak (59) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	102
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS:

Member of the Board of Directors of Christian Brothers Investments, Inc. (2010 to present); Chairman of the Board of Trustees of Lewis University (1982 – 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to present); Member of the Boards of each of the Calamos Mutual Funds (2002 to present) since 2002; Member of the Board of Directors of The PrivateBancorp (2003 to present); Chairman of the Board of Trustees of St. Coletta’s of Illinois (2004 to 2007) and Member of the Board (2000 to 2007)

Patricia A. Woodworth (55) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	102

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Officers
Danielle A. Bergandine (30) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (12/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Compliance Analyst of the Adviser (6/2009 to present); Compliance Analyst of the Adviser (08/2006 to 6/2009); Administrative Assistant of the Adviser (12/2005 To 08/2006)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Not Applicable
Karen J. Buiter (45) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Vice President – Financial Reporting of the Adviser (4/2008 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Treasurer of Henderson Global Funds (2/2004 to 3/08)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Not Applicable

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Officers
Kelly L. Crosser (38) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (9/2007 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/2006 to 4/2007): Senior Paralegal of Jackson National Life Insurance Company (6/2004 to 2/2006)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Not Applicable
Steven J. Fredricks (40) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present)	Not Applicable
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/2005 to present)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Not Applicable
Daniel W. Koors (40) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/2006 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of the Adviser (1/2009 to present) and Chief Financial Officer of the Adviser (1/2007 to present); Vice President of the Adviser (1/2007 to 12/2008); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/2006 to 12/2006); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/2006 to present)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Not Applicable
Michael Piszczek (53) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Assistant Vice President – Tax of the Adviser (11/2007 to present); Assistant Vice President – Nuveen Investments (4/1999 to 8/2007); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/1999 to 8/2007)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Not Applicable
Susan S. Rhee (39) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/2004 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of the Adviser (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/2004 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Not Applicable

The Statement of Additional Information includes additional information about Fund Managers and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Variable Fund, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC (THE “FUND)

The interested Manager and the Officers of the Fund (other than the Chief Compliance Officer, as described below) or the Adviser do not receive any compensation from the Fund for their services as Managers or Officers. The following persons, who are disinterested Managers of the Fund, and the Fund’s Chief Compliance Officer, received from the Fund the compensation amounts indicated for the services as such for the twelve-month period ended December 31, 2010:

MANAGER	AGGREGATE COMPENSATION FROM THE JNL VARIABLE FUND[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM JNL VARIABLE FUND AND FUND COMPLEX
Michael Bouchard	$24,298	$0	$0	$129,000[4]
William J. Crowley, Jr.	$24,298	$0	$0	$129,000[5]
Dominic D’Annunzio [3]	$29,949	$0	$0	$159,000[6]
Michelle Engler [9]	$24,298	$0	$0	$129,000
James Henry	$24,298	$0	$0	$129,000[7]
Richard McLellan	$27,124	$0	$0	$144,000
William R. Rybak	$24,298	$0	$0	$129,000
Patricia Woodworth	$27,124	$0	$0	$144,000[8]
Steven J. Fredricks [2]	$36,916	$0	$0	$267,358

[1]

The fees paid to the independent Managers are paid for combined service on the Boards of the Fund, JNL Investors Series Trust and JNL Series Trust (the “Fund Complex”). The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Managers is $1,092,000.

[2]

Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

[3]	Mr. D’Annunzio was an ex officio (non-voting) member of the Governance Committee during 2010. Therefore, he did not receive any compensation as a member of the Governance Committee.
[4]	Amount includes $6,450 deferred by Mr. Bouchard.
[5]	Amount includes $77,400 deferred by Mr. Crowley.
[6]	Amount includes $79,500 deferred by Mr. D’Annunzio.
[7]	Amount includes $90,300 deferred by Mr. Henry.
[8]	Amount includes $144,000 deferred by Ms. Woodworth.
[9]	Ms. Engler is an ex officio (non-voting) member of the Governance Committee beginning in 2011. Therefore, she will not receive any compensation as a member of the Governance Committee.

SUPPLEMENT DATED OCTOBER 11, 2010

TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

SUPPLEMENT DATED OCTOBER 11, 2010

TO THE PROSPECTUS DATED MAY 1, 2010

JNL® VARIABLE FUND LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Please note that the changes in the supplement dated October 10, 2010 are effective on October 11, 2010 and the date October 10, 2010 in the supplement should be changed to October 11, 2010.

This Supplement is dated October 11, 2010.

(To be used with VC3656 05/10, VC5526 05/10, FVC4224FT 05/10, VC3723 05/10, VC3657 05/10, VC3652 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10, VC6016 05/10, NV6016 05/10, NV3174CE 05/10, NV5526 05/10, NV3784 05/10, NV5825 05/10, HR105 05/10 and VC2440 05/10.)

CMX6281 10/10

JNL Series Trust JNL Variable Fund LLC One Corporate Way Lansing, MI 48951	PRSRT STD U.S. POSTAGE PAID JACKSON NATIONAL ASSET MANAGEMENT L.L.C.

VADV7338 02/11

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named William J. Crowley, Jr. as an Audit Committee financial expert serving on its Audit Committee. William J. Crowley, Jr. is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is directly responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Managers as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2009 and December 31, 2010. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$87,702	$16,300	$34,000	$0
2010	$92,375	$0	$34,000	$0

The above Audit-Related Fees for 2009 and 2010 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2009 and 2010 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2009	$48,110	$0	$0
2010	$51,129	$18,500	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement of Auditing Standards No. 70 of the adviser and administrator of the registrant.

The above Tax Fees for 2010 are the aggregate fees billed for professional services by KPMG to adviser entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2009 was $98,410. As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2010 was $103,629.

(h) For the fiscal years ended December 31, 2009 and December 31, 2010, the Audit Committee of the registrant’s Board of Managers considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)      Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Oil and Gas Sector Fund, the JNL/Mellon Capital Management Select Small-Cap Fund, the JNL/Mellon Capital

Management Technology Sector Fund, and the JNL/Mellon Capital Management VIP Fund for which a summary schedule of investments was provided in the Annual Report dated December 31, 2010, pursuant to §210.1212 of Regulation S-X.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
JNL/Mellon Capital Management Select Small-Cap Fund
COMMON STOCKS - 99.7%
CONSUMER DISCRETIONARY - 18.2%
99 Cents Only Stores (c)	189	$3,009
Arbitron Inc.	73	3,021
BJ’s Restaurants Inc. (c)	74	2,610
Blue Nile Inc. (c) (d)	40	2,271
Cabela’s Inc. - Class A (c) (d)	187	4,058
Citi Trends Inc. (c)	41	1,004
Cracker Barrel Old Country Store Inc.	63	3,436
Genesco Inc. (c)	66	2,464
Grand Canyon Education Inc. (c)	126	2,465
hhgregg Inc. (c) (d)	106	2,218
Iconix Brand Group Inc. (c)	196	3,783
Jos. A. Bank Clothiers Inc. (c)	76	3,068
K12 Inc. (c) (d)	83	2,379
Lincoln Educational Services Corp.	80	1,246
National Presto Industries Inc.	19	2,460
Peets Coffee & Tea Inc. (c) (d)	37	1,523
PetMed Express Inc. (d)	63	1,113
PF Chang’s China Bistro Inc. (d)	64	3,083
Under Armour Inc. - Class A (c) (d)	104	5,726
Volcom Inc. (c)	67	1,259

		52,196

CONSUMER STAPLES - 5.9%
Cal-Maine Foods Inc. (d)	59	1,870
Diamond Foods Inc. (d)	58	3,096
TreeHouse Foods Inc. (c) (d)	95	4,876
United Natural Foods Inc. (c)	119	4,373
Universal Corp.	67	2,728

		16,943

ENERGY - 4.9%
Bristow Group Inc. (c)	99	4,688
Helix Energy Solutions Group Inc. (c)	287	3,479
World Fuel Services Corp.	163	5,890

		14,057

FINANCIALS - 13.3%
Acadia Realty Trust	111	2,029
Bank of the Ozarks Inc.	46	2,002
BlackRock Kelso Capital Corp.	156	1,725
CVB Financial Corp. (d)	292	2,531
Delphi Financial Group Inc. - Class A	133	3,822
EZCORP Inc. - Class A (c)	125	3,397
First Financial Bancorp	158	2,929
Healthcare Realty Trust Inc.	168	3,559
Horace Mann Educators Corp.	107	1,922
Kilroy Realty Corp.	118	4,306
Mid-America Apartment Communities Inc.	81	5,112
Sovran Self Storage Inc.	76	2,802
Teton Advisors Inc. - Class A (c) (d)	1	5
Texas Capital Bancshares Inc. (c)	101	2,150

		38,291

HEALTH CARE - 14.5%
Abaxis Inc. (c)	61	1,635
Amedisys Inc. (c) (d)	78	2,623
American Medical Systems Holdings Inc. (c)	208	3,916
Conceptus Inc. (c)	85	1,177
Conmed Corp. (c)	80	2,120
Gentiva Health Services Inc. (c)	82	2,179
Hanger Orthopedic Group Inc. (c)	87	1,845
HMS Holdings Corp. (c)	74	4,803
Invacare Corp.	86	2,580

	Shares/Par (p)	Value
LHC Group Inc. (c) (d)	51	1,526
NuVasive Inc. (c) (d)	107	2,742
PSS World Medical Inc. (c)	161	3,642
Questcor Pharmaceuticals Inc. (c)	172	2,528
Quidel Corp. (c) (d)	80	1,156
RehabCare Group Inc. (c)	67	1,590
SonoSite Inc. (c)	41	1,280
Universal American Corp. (c)	206	4,207

		41,549

INDUSTRIALS - 13.9%
A-Power Energy Generation Systems Ltd. (c) (d)	125	685
AAR Corp. (c)	108	2,959
Aegean Marine Petroleum Network Inc.	130	1,357
AZZ Inc.	34	1,355
China Fire & Security Group Inc. (c) (d)	80	527
Forward Air Corp.	80	2,269
Genco Shipping & Trading Ltd. (c) (d)	87	1,251
Hawaiian Holdings Inc. (c)	143	1,121
Healthcare Services Group Inc.	181	2,950
Hexcel Corp. (c)	267	4,835
II-VI Inc. (c)	84	3,904
Middleby Corp. (c)	51	4,325
Moog Inc. - Class A (c)	114	4,521
Orion Marine Group Inc. (c)	75	866
Triumph Group Inc.	46	4,106
Tutor Perini Corp. (c)	135	2,901

		39,932

INFORMATION TECHNOLOGY - 23.1%
ADTRAN Inc.	170	6,150
Ariba Inc. (c)	245	5,757
Art Technology Group Inc. (c)	421	2,517
Blackbaud Inc.	122	3,157
China Security & Surveillance Technology Inc. (c) (d)	192	1,022
Lawson Software Inc. (c)	447	4,134
MAXIMUS Inc.	48	3,118
NetScout Systems Inc. (c)	114	2,617
OSI Systems Inc. (c)	49	1,795
Progress Software Corp. (c)	114	4,817
SRA International Inc. - Class A (c)	120	2,447
SYNNEX Corp. (c)	94	2,948
Syntel Inc.	114	5,444
Tessera Technologies Inc. (c)	137	3,040
United Online Inc.	236	1,556
ViaSat Inc. (c) (d)	108	4,805
Wright Express Corp. (c)	105	4,853
Zebra Technologies Corp. - Class A (c)	160	6,064

		66,241

MATERIALS - 1.4%
Koppers Holdings Inc.	57	2,027
Stepan Co.	27	2,093

		4,120

TELECOMMUNICATION SERVICES - 0.5%
Consolidated Communications Holdings Inc.	81	1,568

UTILITIES - 4.0%
Avista Corp.	150	3,386
Black Hills Corp.	107	3,196
IDACORP Inc.	133	4,903

		11,485

Total Common Stocks (cost $252,937)		286,382

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
SHORT TERM INVESTMENTS - 12.5%

Investment Company - 0.4%
JNL Money Market Fund, 0.08% (a) (b)	1,017	1,017

Securities Lending Collateral 12.1%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	32,073	32,073
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	2,732	2,687

		34,760

Total Short Term Investments (cost $35,822)		35,777

Total Investments - 112.2% (cost $288,759)		322,159
Other Assets and Liabilities, Net - (12.2%)		(34,991)

Total Net Assets - 100.0%		$287,168

JNL/Mellon Capital Management JNL 5 Fund

COMMON STOCKS - 99.4%

CONSUMER DISCRETIONARY - 19.1%
BJ’s Restaurants Inc. (c)	205	$7,255
Buckle Inc. (d)	354	13,380
Buffalo Wild Wings Inc. (c) (d)	138	6,053
Carter’s Inc. (c)	435	12,823
Cato Corp. - Class A	211	5,794
CEC Entertainment Inc. (c)	175	6,784
Coinstar Inc. (c)	238	13,460
Ford Motor Co. (c) (d)	6,063	101,802
Genesco Inc. (c)	182	6,826
Hibbett Sports Inc. (c)	218	8,054
Home Depot Inc.	3,586	125,731
Jos. A. Bank Clothiers Inc. (c)	209	8,439
Lincoln Educational Services Corp.	195	3,031
McDonald’s Corp.	998	76,611
MDC Holdings Inc.	803	23,111
Men’s Wearhouse Inc.	400	9,995
Monro Muffler Brake Inc.	227	7,843
National CineMedia Inc.	324	6,443
National Presto Industries Inc.	52	6,769
Peets Coffee & Tea Inc. (c) (d)	99	4,120
Polaris Industries Inc.	571	44,552
Sally Beauty Holdings Inc. (c) (d)	1,196	17,381
Sears Holdings Corp. (c) (d)	747	55,055
Shaw Communications Inc. - Class B (d)	1,212	25,916
Texas Roadhouse Inc. - Class A (c)	537	9,222
Thomson Reuters Corp.	773	28,825
True Religion Apparel Inc. (c)	191	4,251
VF Corp.	340	29,295
World Wrestling Entertainment Inc. – Class A (d)	200	2,841
Zumiez Inc. (c) (d)	228	6,127

		677,789

CONSUMER STAPLES - 12.9%
Alliance One International Inc. (c)	692	2,933
B&G Foods Inc.	370	5,083
Boston Beer Co. Inc. - Class A (c)	77	7,280
Campbell Soup Co.	736	25,592
Clorox Co.	408	25,820
Coca-Cola Enterprises Inc.	2,939	73,575
ConAgra Foods Inc.	1,080	24,377
Darling International Inc. (c)	630	8,365
Feihe International Inc. (c) (d)	149	1,586
Hershey Co.	697	32,876

	Shares/Par (p)	Value
Kimberly-Clark Corp.	391	24,625
Kraft Foods Inc. - Class A	3,822	120,438
Lancaster Colony Corp.	214	12,222
Sara Lee Corp.	2,044	35,797
Sysco Corp.	891	26,193
TreeHouse Foods Inc. (c) (d)	243	12,429
United Natural Foods Inc. (c)	329	12,070
Universal Corp. (d)	189	7,682

		458,943

ENERGY - 9.2%
Bill Barrett Corp. (c)	345	14,199
Bristow Group Inc. (c)	275	13,002
Chevron Corp.	809	73,855
CNOOC Ltd.	26,400	62,631
ConocoPhillips	488	33,201
Enbridge Inc.	538	30,315
Holly Corp.	382	15,591
Hornbeck Offshore Services Inc. (c) (d)	195	4,077
PetroChina Co. Ltd. (c) (d)	34,546	45,156
Valero Energy Corp.	1,487	34,373

		326,400

FINANCIALS - 8.4%
American Express Co.	1,538	66,004
Bank of China Ltd. (d)	76,654	40,433
Brandywine Realty Trust	978	11,395
CBL & Associates Properties Inc.	890	15,568
China Construction Bank Corp.	48,272	43,286
DiamondRock Hospitality Co. (c)	904	10,852
First Potomac Realty Trust	226	3,803
Horace Mann Educators Corp.	297	5,350
Man Group Plc	8,349	38,530
Medical Properties Trust Inc.	610	6,601
Portfolio Recovery Associates Inc. (c) (d)	119	8,967
RSA Insurance Group Plc	21,320	41,617
Wintrust Financial Corp. (d)	184	6,077

		298,483

HEALTH CARE - 8.7%
Abaxis Inc. (c)	171	4,599
Bio-Reference Labs Inc. (c) (d)	211	4,687
Cantel Medical Corp.	126	2,954
CIGNA Corp.	1,767	64,766
Computer Programs & Systems Inc. (d)	86	4,012
Dionex Corp. (c)	135	15,889
Healthways Inc. (c)	275	3,067
HMS Holdings Corp. (c)	201	13,010
Invacare Corp.	238	7,168
Kindred Healthcare Inc. (c)	302	5,540
MedAssets Inc. (c)	432	8,726
Merck & Co. Inc.	1,705	61,453
Parexel International Corp. (c)	446	9,462
Pfizer Inc.	5,711	99,993
Zoll Medical Corp. (c)	161	6,012

		311,338

INDUSTRIALS - 9.8%
Advanced Battery Technologies Inc. (c) (d)	289	1,111
Aegean Marine Petroleum Network Inc.	325	3,392
Apogee Enterprises Inc.	219	2,946
AZZ Inc.	93	3,712
Badger Meter Inc. (d)	113	4,999
BAE Systems Plc	7,136	36,716
Baldor Electric Co.	355	22,350
Boeing Co.	1,151	75,130
Chart Industries Inc. (c)	219	7,401
Cubic Corp.	204	9,638
Dolan Media Co. (c)	234	3,250

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value

EnergySolutions Inc.	684	3,807
GATX Corp.	866	30,551
Genco Shipping & Trading Ltd. (c) (d)	241	3,475
GeoEye Inc. (c)	146	6,175
Healthcare Services Group Inc.	493	8,019
II-VI Inc. (c)	225	10,416
Lockheed Martin Corp.	331	23,132
Robbins & Myers Inc. (d)	250	8,947
Sykes Enterprises Inc. (c)	313	6,342
UniFirst Corp.	110	6,045
United Stationers Inc. (c)	183	11,670
Waste Management Inc.	736	27,145
Watsco Inc. (d)	509	32,085

		348,454

INFORMATION TECHNOLOGY - 6.8%
Ariba Inc. (c)	572	13,426
Blackboard Inc. (c) (d)	250	10,334
China Security & Surveillance Technology Inc. (c) (d)	508	2,709
Diebold Inc.	873	27,981
Hittite Microwave Corp. (c)	230	14,054
Lawson Software Inc. (c)	1,232	11,394
MAXIMUS Inc.	136	8,910
Micron Technology Inc. (c) (d)	5,899	47,308
Net 1 UEPS Technologies Inc. (c)	347	4,257
NetScout Systems Inc. (c)	312	7,178
Plexus Corp. (c)	303	9,374
Progress Software Corp. (c)	308	13,050
ScanSource Inc. (c)	201	6,401
Tyler Technologies Inc. (c)	268	5,556
ViaSat Inc. (c)	242	10,727
Western Digital Corp. (c)	1,411	47,832

		240,491

MATERIALS - 10.7%
AMCOL International Corp.	236	7,323
Dow Chemical Co.	2,255	77,000
EI Du Pont de Nemours & Co.	1,851	92,329
Glatfelter	341	4,185
Huntsman Corp.	2,210	34,491
International Paper Co.	2,327	63,378
Koppers Holdings Inc.	155	5,545
LSB Industries Inc. (c)	166	4,033
MeadWestvaco Corp.	867	22,679
PPG Industries Inc.	426	35,833
Sonoco Products Co.	853	28,708
Stepan Co. (d)	75	5,737

		381,241

TELECOMMUNICATION SERVICES - 12.5%
AT&T Inc.	3,706	108,886
BT Group Plc	19,051	53,702
Cogent Communications Group Inc. (c)	352	4,978
Consolidated Communications Holdings Inc.	241	4,648
Rogers Communications Inc. - Class B	801	27,745
Sprint Nextel Corp. (c)	17,026	72,018
Syniverse Holdings Inc. (c)	438	13,510
Verizon Communications Inc.	3,136	112,190
Vodafone Group Plc	17,895	46,258

		443,935

UTILITIES - 1.3%
Hongkong Electric Holdings Ltd.	7,631	48,103

Total Common Stocks (cost $3,190,094)		3,535,177

	Shares/Par (p)	Value
INVESTMENT COMPANIES - 0.4%
SPDR S&P 500 ETF Trust	121	15,225

Total Investment Companies (cost $15,214)		15,225

SHORT TERM INVESTMENTS - 6.3%
Investment Company - 0.2%
JNL Money Market Fund, 0.08% (a) (b)	5,688	5,688
Securities Lending Collateral 6.1%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	195,899	195,899
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	20,629	20,291

		216,190

Total Short Term Investments (cost $222,216)		221,878

Total Investments - 106.1% (cost $3,427,524)		3,772,280
Other Assets and Liabilities, Net - (6.1%)		(216,993)

Total Net Assets - 100.0%		$3,555,287

JNL/Mellon Capital Management VIP Fund
COMMON STOCKS - 99.6%
CONSUMER DISCRETIONARY - 20.7%
Bed Bath & Beyond Inc. (c)	33	$1,623
BJ’s Restaurants Inc. (c)	15	519
Buckle Inc. (d)	25	942
Buffalo Wild Wings Inc. (c) (d)	10	429
Carter’s Inc. (c)	31	908
Cato Corp. - Class A	15	416
CEC Entertainment Inc. (c)	12	483
Coach Inc.	50	2,779
Coinstar Inc. (c)	17	948
DirecTV - Class A (c)	114	4,533
Dress Barn Inc. (c)	21	551
Expedia Inc.	106	2,670
Garmin Ltd. (d)	25	772
Genesco Inc. (c)	13	491
Guess? Inc.	22	1,057
Hibbett Sports Inc. (c)	16	588
J Crew Group Inc. (c)	14	610
Jo-Ann Stores Inc. (c)	12	742
Jos. A. Bank Clothiers Inc. (c)	15	602
Leggett & Platt Inc.	86	1,960
Liberty Media Corp. -Interactive (c)	71	1,118
Lincoln Educational Services Corp.	14	219
Men’s Wearhouse Inc.	29	723
Monro Muffler Brake Inc.	16	564
National CineMedia Inc.	23	462
National Presto Industries Inc.	4	483
Peets Coffee & Tea Inc. (c) (d)	7	292
Polo Ralph Lauren Corp. - Class A	16	1,754
Priceline.com Inc. (c)	12	4,904
Sally Beauty Holdings Inc. (c)	99	1,441
Scripps Networks Interactive Inc. - Class A	45	2,308
Sears Holdings Corp. (c) (d)	14	1,062
Staples Inc.	91	2,076
Starbucks Corp.	284	9,118
Texas Roadhouse Inc. - Class A (c)	38	655
TJX Cos. Inc.	50	2,225
True Religion Apparel Inc. (c)	14	314
TRW Automotive Holdings Corp. (c)	33	1,727
Tupperware Brands Corp.	18	840
Urban Outfitters Inc. (c)	68	2,451

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
Valassis Communications Inc. (c)	24	784
Vivendi SA	74	1,986
World Wrestling Entertainment Inc. – Class A (d)	15	209
Zumiez Inc. (c) (d)	16	435

		61,773

CONSUMER STAPLES - 5.8%
Alliance One International Inc. (c)	51	217
B&G Foods Inc.	25	344
Boston Beer Co. Inc. - Class A (c)	6	526
Colgate-Palmolive Co.	22	1,788
Costco Wholesale Corp.	55	3,955
Darling International Inc. (c)	44	581
Feihe International Inc. (c) (d)	6	63
Kraft Foods Inc. - Class A	65	2,054
Lancaster Colony Corp. (d)	15	869
Lorillard Inc.	23	1,871
Nu Skin Enterprises Inc. - Class A	18	536
Philip Morris International Inc.	38	2,223
TreeHouse Foods Inc. (c)	17	879
United Natural Foods Inc. (c)	23	850
Universal Corp.	14	561

		17,317

ENERGY - 8.7%
Bill Barrett Corp. (c)	25	1,008
BP Plc (c)	228	1,657
Bristow Group Inc. (c)	19	917
ENI SpA	87	1,901
FMC Technologies Inc. (c)	32	2,846
Holly Corp.	27	1,104
Hornbeck Offshore Services Inc. (c) (d)	14	297
National Oilwell Varco Inc.	42	2,798
Newfield Exploration Co. (c)	37	2,692
Peabody Energy Corp.	41	2,620
QEP Resources Inc.	44	1,610
Royal Dutch Shell Plc - B Shares	75	2,477
StatoilHydro ASA	89	2,118
Total SA	34	1,817

		25,862

FINANCIALS - 11.6%
AFLAC Inc.	96	5,404
Allstate Corp.	58	1,863
BB&T Corp.	69	1,824
Brandywine Realty Trust	70	813
Cash America International Inc.	13	471
CBL & Associates Properties Inc.	65	1,144
Cincinnati Financial Corp.	67	2,122
DiamondRock Hospitality Co. (c)	65	785
First Niagara Financial Group Inc. (d)	128	1,792
First Potomac Realty Trust	17	290
FirstMerit Corp.	89	1,753
Franklin Resources Inc.	17	1,931
Horace Mann Educators Corp.	22	398
Medical Properties Trust Inc.	44	472
Muenchener Rueckversicherungs AG	14	2,132
New York Community Bancorp Inc.	121	2,282
People’s United Financial Inc.	107	1,495
Plum Creek Timber Co. Inc.	48	1,813
Portfolio Recovery Associates Inc. (c) (d)	9	646
T. Rowe Price Group Inc.	34	2,218
Wintrust Financial Corp. (d)	13	437
Zurich Financial Services AG	10	2,626

		34,711

HEALTH CARE - 7.2%
Abaxis Inc. (c)	12	334

	Shares/Par (p)	Value
Baxter International Inc.	32	1,600
Bio-Reference Labs Inc. (c) (d)	15	334
Cantel Medical Corp.	9	219
Catalyst Health Solutions Inc. (c)	12	579
Computer Programs & Systems Inc.	6	295
Dionex Corp. (c)	10	1,135
Express Scripts Inc. (c)	69	3,727
Healthways Inc. (c)	18	206
HMS Holdings Corp. (c)	14	919
Invacare Corp.	17	511
Kindred Healthcare Inc. (c)	22	397
Life Technologies Corp. (c)	22	1,222
MedAssets Inc. (c)	30	607
Medco Health Solutions Inc. (c)	29	1,779
Medicis Pharmaceutical Corp. - Class A	17	447
Merck & Co. Inc.	48	1,730
Mylan Inc. (c)	38	802
Parexel International Corp. (c)	31	654
Sirona Dental Systems Inc. (c)	12	495
Warner Chilcott Plc - Class A (c)	31	703
Waters Corp. (c)	30	2,321
Zoll Medical Corp. (c)	12	434

		21,450

INDUSTRIALS - 5.4%
Advanced Battery Technologies Inc. (c) (d)	17	65
Aegean Marine Petroleum Network Inc.	23	239
Apogee Enterprises Inc.	16	217
AZZ Inc. (d)	7	283
Badger Meter Inc. (d)	8	360
Baldor Electric Co.	23	1,448
Chart Industries Inc. (c)	15	521
Cubic Corp.	15	685
Dolan Media Co. (c)	17	235
Dun & Bradstreet Corp.	22	1,807
EnergySolutions Inc.	49	271
Fastenal Co. (d)	19	1,125
Flowserve Corp.	19	2,308
Genco Shipping & Trading Ltd. (c) (d)	18	259
GeoEye Inc. (c)	10	438
Healthcare Services Group Inc.	36	582
II-VI Inc. (c)	16	738
Robbins & Myers Inc. (d)	18	642
Sykes Enterprises Inc. (c)	22	447
UniFirst Corp.	8	429
United Stationers Inc. (c)	13	822
United Technologies Corp.	26	2,075

		15,996

INFORMATION TECHNOLOGY - 18.3%
Adobe Systems Inc. (c)	66	2,018
Apple Inc. (c)	21	6,780
Ariba Inc. (c)	42	998
Blackboard Inc. (c) (d)	18	724
Blue Coat Systems Inc. (c)	15	456
CA Inc.	65	1,577
Check Point Software Technologies Ltd. (c)	26	1,210
China Security & Surveillance Technology Inc. (c) (d)	35	186
Citrix Systems Inc. (c)	23	1,557
Cognizant Technology Solutions Corp. – Class A (c)	82	6,035
eBay Inc. (c)	162	4,503
F5 Networks Inc. (c)	22	2,895
FLIR Systems Inc. (c)	19	566
Google Inc. - Class A (c)	3	1,778
Hittite Microwave Corp. (c)	16	992
International Business Machines Corp.	14	2,060

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
Lawson Software Inc. (c)	87	807
Marvell Technology Group Ltd. (c)	175	3,242
Maxim Integrated Products Inc.	38	891
MAXIMUS Inc.	10	640
Micron Technology Inc. (c)	236	1,893
Microsoft Corp.	145	4,040
Net 1 UEPS Technologies Inc. (c)	25	301
NetScout Systems Inc. (c)	22	513
Plexus Corp. (c)	21	651
Progress Software Corp. (c)	22	917
ScanSource Inc. (c)	14	459
Teradata Corp. (c)	59	2,409
Tyler Technologies Inc. (c)	19	400
Unisys Corp. (c)	11	297
ViaSat Inc. (c)	18	783
Western Digital Corp. (c)	63	2,125

		54,703

MATERIALS - 2.8%
AMCOL International Corp.	17	517
Glatfelter	25	307
Koppers Holdings Inc.	11	400
LSB Industries Inc. (c)	12	292
Lubrizol Corp.	18	1,887
NewMarket Corp.	4	536
RPM International Inc.	88	1,940
Stepan Co.	5	410
Valspar Corp.	61	2,104

		8,393

TELECOMMUNICATION SERVICES - 6.5%
AT&T Inc.	63	1,840
Cogent Communications Group Inc. (c)	24	341
Consolidated Communications Holdings Inc.	16	310
Deutsche Telekom AG	150	1,932
France Telecom SA	89	1,847
Koninklijke KPN NV	130	1,904
Millicom International Cellular SA	13	1,275
NII Holdings Inc. - Class B (c)	46	2,062
Swisscom AG	6	2,536
Syniverse Holdings Inc. (c)	33	1,014
Telefonica SA	78	1,789
Vodafone Group Plc	951	2,459

		19,309

UTILITIES - 12.6%
American Electric Power Co. Inc.	51	1,844
DTE Energy Co.	40	1,833
E.ON AG	53	1,608
Edison International	51	1,950
Enel SpA	382	1,913
Fortum Oyj	82	2,461
Gas Natural SDG SA (d)	102	1,573
National Grid Plc	202	1,744
NextEra Energy Inc.	33	1,739
Nicor Inc.	42	2,091
NiSource Inc.	115	2,020
Northeast Utilities	68	2,181
PG&E Corp.	39	1,889
Pinnacle West Capital Corp.	48	1,998
Public Service Enterprise Group Inc.	108	3,440
Questar Corp.	36	621
RWE AG	23	1,519
SCANA Corp. (d)	47	1,900
Sempra Energy	65	3,386

		37,710

Total Common Stocks (cost $261,948)		297,224

	Shares/Par (p)	Value
INVESTMENT COMPANIES - 0.5%
SPDR S&P 500 ETF Trust	12	1,567

Total Investment Companies (cost $1,566)		1,567

SHORT TERM INVESTMENTS - 4.2%
Investment Company - 0.5%
JNL Money Market Fund, 0.08% (a) (b)	1,456	1,456
Securities Lending Collateral 3.7%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	9,650	9,650
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	1,416	1,393

		11,043

Total Short Term Investments (cost $12,522)		12,499

Total Investments - 104.3% (cost $276,036)		311,290
Other Assets and Liabilities, Net - (4.3%)		(12,813)

Total Net Assets - 100.0%		$298,477

JNL/Mellon Capital Management JNL Optimized 5 Fund
COMMON STOCKS - 99.3%

CONSUMER DISCRETIONARY - 24.0%
Bed Bath & Beyond Inc. (c)	82	$4,020
DirecTV - Class A (c)	286	11,419
Dress Barn Inc. (c)	43	1,141
Expedia Inc.	268	6,728
Garmin Ltd. (d)	62	1,926
Guess? Inc.	64	3,041
Home Depot Inc.	144	5,032
J Crew Group Inc. (c)	40	1,709
Jo-Ann Stores Inc. (c)	27	1,628
Liberty Media Corp. - Interactive (c)	179	2,831
MDC Holdings Inc. (d)	68	1,951
Polaris Industries Inc.	48	3,780
Polo Ralph Lauren Corp. - Class A	39	4,360
Priceline.com Inc. (c)	31	12,354
Sears Holdings Corp. (c) (d)	36	2,647
Shaw Communications Inc. - Class B	102	2,186
Staples Inc.	227	5,179
Starbucks Corp.	714	22,928
Thomson Reuters Corp.	66	2,458
TRW Automotive Holdings Corp. (c)	84	4,403
Tupperware Brands Corp.	45	2,147
Urban Outfitters Inc. (c)	172	6,158
Valassis Communications Inc. (c)	61	1,985
VF Corp.	29	2,528
Vivendi SA	180	4,864

		119,403

CONSUMER STAPLES - 6.6%
Campbell Soup Co.	62	2,165
Clorox Co.	35	2,205
ConAgra Foods Inc.	92	2,083
Costco Wholesale Corp.	138	9,978
Hershey Co.	59	2,802
Kimberly-Clark Corp.	33	2,088
Kraft Foods Inc. - Class A	153	4,814
Nu Skin Enterprises Inc. - Class A	44	1,345
Sara Lee Corp.	173	3,029

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
Sysco Corp.	76	2,237

		32,746

ENERGY - 10.0%
BP Plc (c)	546	3,965
CNOOC Ltd.	2,644	6,272
ConocoPhillips	42	2,873
Enbridge Inc.	46	2,576
ENI SpA	211	4,617
Newfield Exploration Co. (c)	90	6,493
PetroChina Co. Ltd. (c)	3,456	4,517
Royal Dutch Shell Plc - B Shares	182	6,018
StatoilHydro ASA	215	5,112
Total SA	83	4,416
Valero Energy Corp.	126	2,906

		49,765

FINANCIALS - 8.5%
AFLAC Inc.	236	13,291
Bank of China Ltd.	7,725	4,075
Cash America International Inc.	26	962
China Construction Bank Corp.	4,865	4,363
Man Group Plc	831	3,836
Muenchener Rueckversicherungs AG	34	5,218
RSA Insurance Group Plc	2,149	4,195
Zurich Financial Services AG	24	6,308

		42,248

HEALTH CARE - 4.8%
Catalyst Health Solutions Inc. (c)	26	1,230
Express Scripts Inc. (c)	173	9,342
Life Technologies Corp. (c)	55	3,079
Medicis Pharmaceutical Corp. -Class A	42	1,129
Mylan Inc. (c)	97	2,044
Pfizer Inc.	228	3,998
Sirona Dental Systems Inc. (c)	33	1,397
Warner Chilcott Plc - Class A (c)	78	1,755

		23,974

INDUSTRIALS - 3.2%
BAE Systems Plc	715	3,679
Fastenal Co. (d)	46	2,754
GATX Corp.	73	2,589
Lockheed Martin Corp.	28	1,972
Waste Management Inc.	62	2,295
Watsco Inc.	43	2,713
		16,002

INFORMATION TECHNOLOGY - 20.6%
Adobe Systems Inc. (c)	165	5,065
Apple Inc. (c)	53	17,051
Blue Coat Systems Inc. (c)	32	951
CA Inc.	161	3,938
Check Point Software Technologies Ltd. (c)	65	2,999
Citrix Systems Inc. (c)	58	3,953
Cognizant Technology Solutions Corp. – Class A (c)	208	15,231
Diebold Inc.	74	2,372
eBay Inc. (c)	407	11,313
F5 Networks Inc. (c)	56	7,297
FLIR Systems Inc. (c)	48	1,430
Marvell Technology Group Ltd. (c)	440	8,163
Maxim Integrated Products Inc.	97	2,282
Micron Technology Inc. (c)	597	4,792
Microsoft Corp.	365	10,192
Unisys Corp. (c)	25	655
Western Digital Corp. (c)	151	5,135

		102,819

	Shares/Par (p)	Value
MATERIALS - 3.4%
Huntsman Corp.	191	2,983
Lubrizol Corp.	48	5,095
MeadWestvaco Corp.	75	1,965
NewMarket Corp.	11	1,329
PPG Industries Inc.	36	3,034
Sonoco Products Co.	72	2,430

		16,836

TELECOMMUNICATION SERVICES - 12.0%
AT&T Inc.	147	4,326
BT Group Plc	1,905	5,369
Deutsche Telekom AG	359	4,611
France Telecom SA	214	4,460
Koninklijke KPN NV	315	4,596
Millicom International Cellular SA	34	3,223
NII Holdings Inc. - Class B (c)	117	5,239
Rogers Communications Inc. - Class B	68	2,359
Swisscom AG	14	6,170
Telefonica SA	191	4,362
Verizon Communications Inc.	125	4,456
Vodafone Group Plc	4,103	10,606

		59,777

UTILITIES - 6.2%
E.ON AG	127	3,880
Enel SpA	926	4,638
Fortum Oyj	196	5,917
Gas Natural SDG SA (d)	247	3,802
Hongkong Electric Holdings Ltd.	765	4,823
National Grid Plc	488	4,210
RWE AG	55	3,697

		30,967

Total Common Stocks (cost $451,506)		494,537

INVESTMENT COMPANIES - 0.5%
SPDR S&P 500 ETF Trust	20	2,497

Total Investment Companies (cost $2,496)		2,497

SHORT TERM INVESTMENTS - 1.8%

Investment Company - 0.2%
JNL Money Market Fund, 0.08% (a) (b)	829	829

Securities Lending Collateral 1.6%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	7,121	7,121
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	871	857

		7,978

Total Short Term Investments (cost $8,821)		8,807

Total Investments - 101.6% (cost $462,823)		505,841
Other Assets and Liabilities, Net - (1.6%)		(7,728)

Total Net Assets - 100.0%		$498,113

JNL/Mellon Capital Management Consumer Brands Sector Fund

COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 73.1%
99 Cents Only Stores (c)	3	$41
Aaron’s Inc.	4	75
Abercrombie & Fitch Co. - Class A	4	245

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
Advance Auto Parts Inc.	4	271
Aeropostale Inc. (c)	5	111
Amazon.com Inc. (c)	17	3,052
American Eagle Outfitters Inc.	10	140
AnnTaylor Stores Corp. (c)	3	78
Apollo Group Inc. - Class A (c)	6	251
Arbitron Inc.	1	55
AutoNation Inc. (c) (d)	2	65
AutoZone Inc. (c)	1	355
Bally Technologies Inc. (c)	3	113
Barnes & Noble Inc. (d)	2	25
Bed Bath & Beyond Inc. (c)	13	624
Best Buy Co. Inc.	16	542
Big Lots Inc. (c)	4	114
Bob Evans Farms Inc.	1	49
Boyd Gaming Corp. (c) (d)	3	31
Brinker International Inc.	5	100
Buckle Inc.	1	49
Cablevision Systems Corp. - Class A	12	414
Career Education Corp. (c)	3	66
Carmax Inc. (c)	11	346
Carnival Corp.	20	925
Cato Corp. - Class A	1	34
CBS Corp. - Class B	30	580
CEC Entertainment Inc. (c)	1	41
Cheesecake Factory Inc. (c)	3	83
Chico’s FAS Inc.	8	102
Childrens Place Retail Stores Inc. (c)	1	67
Chipotle Mexican Grill Inc. - Class A (c)	2	325
Choice Hotels International Inc.	2	59
Collective Brands Inc. (c)	3	65
Comcast Corp. - Class A	101	2,209
Comcast Corp. - Special Class A	36	742
Cracker Barrel Old Country Store Inc.	1	61
CTC Media Inc.	3	62
Darden Restaurants Inc.	7	314
DeVry Inc.	3	143
Dick’s Sporting Goods Inc. (c)	4	163
Dillard’s Inc. - Class A (d)	2	85
DirecTV - Class A (c)	41	1,626
Discovery Communications Inc. - Class A (c)	7	279
Discovery Communications Inc. - Class C (c)	7	251
DISH Network Corp. - Class A (c)	10	196
Dollar Tree Inc. (c)	6	351
DreamWorks Animation SKG Inc. - Class A (c)	3	92
Dress Barn Inc. (c)	3	86
Expedia Inc.	10	252
Family Dollar Stores Inc.	6	296
Foot Locker Inc.	7	146
GameStop Corp. - Class A (c)	7	169
Gannett Co. Inc.	12	176
Gap Inc.	17	386
Gaylord Entertainment Co. (c)	2	60
Genesco Inc. (c)	1	45
Group 1 Automotive Inc. (d)	1	51
Guess? Inc.	3	148
H&R Block Inc.	15	178
Hillenbrand Inc.	3	64
Home Depot Inc.	80	2,805
HSN Inc. (c)	2	61
Hyatt Hotels Corp. - Class A (c)	2	78
International Game Technology	14	254
International Speedway Corp. - Class A	1	36
Interpublic Group of Cos. Inc. (c)	24	251
Interval Leisure Group Inc. (c)	2	29
ITT Educational Services Inc. (c) (d)	2	103
J Crew Group Inc. (c)	3	128
J.C. Penney Co. Inc.	10	325

	Shares/Par (p)	Value
Jack in the Box Inc. (c)	3	56
John Wiley & Sons Inc. - Class A	2	112
Kohl’s Corp. (c)	14	764
Lamar Advertising Co. - Class A (c)	3	110
Las Vegas Sands Corp. (c)	22	1,009
Liberty Global Inc. (c)	5	186
Liberty Global Inc. - Class A (c) (d)	5	194
Liberty Media Corp. - Starz (c)	2	156
Liberty Media Corp. - Capital (c)	4	219
Liberty Media Corp. - Interactive (c)	27	433
Life Time Fitness Inc. (c) (d)	2	83
Limited Brands Inc.	13	411
Live Nation Inc. (c)	7	82
Lowe’s Cos. Inc.	67	1,691
Macy’s Inc.	20	518
Madison Square Garden Inc. - Class A (c)	3	78
Marriott International Inc. - Class A	15	641
Matthews International Corp. - Class A	1	47
McDonald’s Corp.	52	3,987
McGraw-Hill Cos. Inc.	15	549
Men’s Wearhouse Inc.	3	63
Meredith Corp.	2	60
MGM Resorts International (c) (d)	16	233
Morningstar Inc.	1	57
NetFlix Inc. (c) (d)	2	385
New York Times Co. - Class A (c) (d)	4	43
News Corp. - Class A	89	1,291
News Corp. - Class B	21	346
Nordstrom Inc.	8	354
O’Reilly Automotive Inc. (c)	7	402
Office Depot Inc. (c)	13	73
OfficeMax Inc. (c) (d)	4	73
Omnicom Group Inc.	15	676
Orient-Express Hotels Ltd. - Class A (c)	5	60
Panera Bread Co. - Class A (c)	1	149
Papa John’s International Inc. (c)	1	25
Penn National Gaming Inc. (c)	3	116
PetSmart Inc.	6	227
PF Chang’s China Bistro Inc. (d)	1	51
Pinnacle Entertainment Inc. (c)	3	42
Priceline.com Inc. (c)	2	941
RadioShack Corp.	6	115
Regal Entertainment Group - Class A	4	45
Regis Corp.	3	45
Rent-A-Center Inc.	3	107
Ross Stores Inc.	6	371
Royal Caribbean Cruises Ltd. (c)	7	309
Saks Inc. (c) (d)	6	64
Sally Beauty Holdings Inc. (c)	5	70
Scholastic Corp. (d)	1	30
Scientific Games Corp. - Class A (c)	3	33
Scripps Networks Interactive Inc. - Class A	4	223
Sears Holdings Corp. (c) (d)	2	173
Service Corp. International	12	101
Signet Jewelers Ltd. (c)	4	179
Sonic Corp. (c)	3	28
Sotheby’s - Class A (d)	3	145
Staples Inc.	36	809
Starbucks Corp.	36	1,168
Starwood Hotels & Resorts Worldwide Inc.	9	519
Strayer Education Inc.	1	106
Target Corp.	31	1,884
Tiffany & Co.	6	383
Time Warner Cable Inc.	17	1,137
Time Warner Inc.	55	1,766
TJX Cos. Inc.	20	866
Tractor Supply Co.	3	168
Ulta Salon Cosmetics & Fragrance Inc. (c)	2	79

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par(p)	Value
Urban Outfitters Inc. (c)	6	231
Vail Resorts Inc. (c)	2	92
Valassis Communications Inc. (c)	2	77
Viacom Inc. - Class B	27	1,075
Walt Disney Co.	87	3,252
Washington Post Co. - Class B (d)	—	124
Weight Watchers International Inc.	2	62
Wendy’s/Arby’s Group Inc.	16	73
Williams-Sonoma Inc.	5	170
WMS Industries Inc. (c)	3	128
Wyndham Worldwide Corp.	9	258
Wynn Resorts Ltd.	4	441
Yum! Brands Inc.	23	1,120

		57,213
CONSUMER STAPLES - 17.6%
BJ’s Wholesale Club Inc. (c)	3	126
Casey’s General Stores Inc.	2	76
Costco Wholesale Corp.	21	1,525
CVS Caremark Corp.	66	2,310
Kroger Co.	29	650
Rite Aid Corp. (c)	27	24
Ruddick Corp. (d)	2	76
Safeway Inc.	18	410
SUPERVALU Inc.	10	99
Sysco Corp.	29	844
United Natural Foods Inc. (c)	2	77
Wal-Mart Stores Inc.	99	5,317
Walgreen Co.	48	1,861
Whole Foods Market Inc. (c)	7	334

		13,729
HEALTH CARE - 3.0%
AmerisourceBergen Corp.	14	462
Cardinal Health Inc.	17	653
Chemed Corp.	1	69
McKesson Corp.	13	891
Omnicare Inc.	6	144
VCA Antech Inc. (c)	4	95

		2,314
INDUSTRIALS - 3.2%
Alaska Air Group Inc. (c)	2	95
AMR Corp. (c)	16	125
Avis Budget Group Inc. (c)	5	79
Copart Inc. (c)	4	134
Delta Air Lines Inc. (c)	38	483
Dun & Bradstreet Corp.	2	205
Hertz Global Holdings Inc. (c)	9	129
IHS Inc. - Class A (c) (d)	2	180
JetBlue Airways Corp. (c)	12	79
Rollins Inc.	4	72
SkyWest Inc. (d)	3	40
Southwest Airlines Co.	36	472
United Continental Holdings Inc. (c) (d)	15	366
US Airways Group Inc. (c)	8	76

		2,535
INFORMATION TECHNOLOGY - 2.9%
Acxiom Corp. (c)	4	65
Dolby Laboratories Inc. - Class A (c)	3	171
eBay Inc. (c)	55	1,525
Factset Research Systems Inc.	2	198
GSI Commerce Inc. (c)	3	67
ValueClick Inc. (c)	4	62

	Shares/Par (p)	Value
WebMD Health Corp. - Class A (c) (d)	3	147

		2,235

Total Common Stocks (cost $65,505)		78,026

SHORT TERM INVESTMENTS - 2.8%

Investment Company - 0.5%
JNL Money Market Fund, 0.08% (a) (b)	398	398

Securities Lending Collateral 2.3%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	1,770	1,770
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	73	71

		1,841

Total Short Term Investments (cost $2,240)		2,239

Total Investments - 102.6% (cost $67,745)		80,265
Other Assets and Liabilities, Net - (2.6%)		(2,050)

Total Net Assets - 100.0%		$78,215

JNL/Mellon Capital Management Financial Sector Fund

COMMON STOCKS - 99.6%

FINANCIALS - 95.9%
ACE Ltd.	30	$1,892
Affiliated Managers Group Inc. (c)	5	450
AFLAC Inc.	42	2,357
Alexandria Real Estate Equities Inc.	4	326
Alleghany Corp. (c)	1	194
Allied World Assurance Co. Holdings Ltd.	3	203
Allstate Corp.	45	1,444
AMB Property Corp.	15	466
American Campus Communities Inc.	5	172
American Express Co.	95	4,088
American Financial Group Inc.	7	224
American International Group Inc. (c) (d)	11	618
American National Insurance Co.	1	102
Ameriprise Financial Inc.	23	1,299
Annaly Capital Management Inc.	56	1,000
AON Corp.	27	1,221
Apartment Investment & Management Co. - Class A	10	256
Arch Capital Group Ltd. (c)	4	389
Argo Group International Holdings Ltd.	3	95
Arthur J Gallagher & Co.	9	253
Aspen Insurance Holdings Ltd.	6	173
Associated Banc-Corp (d)	15	226
Assurant Inc.	9	348
Assured Guaranty Ltd.	15	259
Astoria Financial Corp.	8	106
AvalonBay Communities Inc.	7	840
Axis Capital Holdings Ltd.	11	383
BancorpSouth Inc.	6	102
Bank of America Corp.	709	9,452
Bank of Hawaii Corp.	4	193
Bank of New York Mellon Corp. (a)	108	3,267
BB&T Corp.	61	1,609
Berkshire Hathaway Inc. - Class B (c)	84	6,736
BioMed Realty Trust Inc.	10	193
BlackRock Inc.	8	1,523
BOK Financial Corp.	2	119
Boston Properties Inc.	12	1,074
Brandywine Realty Trust	11	131

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
BRE Properties Inc. - Class A (d)	6	242
Brookfield Properties Corp.	22	388
Brown & Brown Inc.	10	231
Camden Property Trust	6	332
Capital One Financial Corp.	41	1,743
CapitalSource Inc.	25	177
Capitol Federal Financial Inc.	14	162
Cathay General Bancorp	7	109
CB Richard Ellis Group Inc. - Class A (c)	25	518
CBL & Associates Properties Inc.	11	201
Charles Schwab Corp.	87	1,487
Chimera Investment Corp.	90	369
Chubb Corp.	28	1,684
Cincinnati Financial Corp.	13	412
CIT Group Inc. (c)	16	755
Citigroup Inc. (c)	1,878	8,881
City National Corp.	4	253
CME Group Inc.	6	1,912
CNO Financial Group Inc. (c)	20	137
Colonial Properties Trust	7	120
Comerica Inc.	16	674
Commerce Bancshares Inc.	6	257
CommonWealth REIT	7	173
Corporate Office Properties Trust	6	208
Cullen/Frost Bankers Inc.	5	302
DCT Industrial Trust Inc.	17	88
Delphi Financial Group Inc. - Class A	4	110
Developers Diversified Realty Corp.	16	225
DiamondRock Hospitality Co. (c)	12	144
Digital Realty Trust Inc. (d)	8	396
Discover Financial Services	49	908
Douglas Emmett Inc.	10	169
Duke Realty Corp.	21	266
DuPont Fabros Technology Inc. (d)	5	100
E*Trade Financial Corp. (c)	17	275
East West Bancorp Inc.	13	251
EastGroup Properties Inc.	2	96
Eaton Vance Corp. (d)	10	305
Endurance Specialty Holdings Ltd.	4	193
Entertainment Properties Trust	4	183
Equity Lifestyle Properties Inc.	3	140
Equity Residential	25	1,321
Erie Indemnity Co. - Class A	2	160
Essex Property Trust Inc. (d)	3	298
Everest Re Group Ltd.	5	414
Federal Realty Investment Trust	5	404
Federated Investors Inc. - Class B (d)	9	229
Fidelity National Financial Inc. - Class A	20	274
Fifth Third Bancorp	72	1,051
First American Financial Corp.	10	150
First Financial Bankshares Inc. (d)	2	88
First Horizon National Corp. (c)	20	240
First Midwest Bancorp Inc.	6	64
First Niagara Financial Group Inc.	17	243
FirstMerit Corp.	9	178
FNB Corp.	9	86
Forest City Enterprises Inc. - Class A (c) (d)	10	161
Forestar Group Inc. (c)	3	55
Franklin Resources Inc.	14	1,533
Franklin Street Properties Corp.	6	90
Fulton Financial Corp. (d)	16	170
General Growth Properties Inc.	34	527
Genworth Financial Inc. - Class A (c)	44	582
Glacier Bancorp Inc. (d)	6	83
Goldman Sachs Group Inc.	39	6,479
Greenhill & Co. Inc.	3	205
Hancock Holding Co.	3	91
Hanover Insurance Group Inc.	4	174

	Shares/Par (p)	Value
Hartford Financial Services Group Inc.	40	1,059
Hatteras Financial Corp.	4	107
HCC Insurance Holdings Inc.	10	279
HCP Inc.	32	1,195
Health Care REIT Inc.	11	532
Healthcare Realty Trust Inc.	5	111
Highwoods Properties Inc. (d)	6	192
Home Properties Inc.	3	169
Horace Mann Educators Corp.	3	54
Hospitality Properties Trust	11	244
Host Hotels & Resorts Inc.	59	1,059
Hudson City Bancorp Inc.	42	535
Huntington Bancshares Inc.	78	535
IberiaBank Corp.	2	125
IntercontinentalExchange Inc. (c)	7	792
International Bancshares Corp.	4	85
Invesco Ltd.	41	984
Investment Technology Group Inc. (c)	3	57
Janus Capital Group Inc.	15	196
Jefferies Group Inc. (d)	9	251
Jones Lang LaSalle Inc.	4	324
JPMorgan Chase & Co.	214	9,095
KBW Inc.	3	77
KeyCorp	79	704
Kilroy Realty Corp.	4	164
Kimco Realty Corp.	36	656
Knight Capital Group Inc. - Class A (c)	7	101
LaSalle Hotel Properties	6	149
Legg Mason Inc.	13	475
Lexington Realty Trust (d)	9	68
Liberty Property Trust	10	308
Lincoln National Corp.	28	768
Loews Corp.	31	1,190
M&T Bank Corp.	10	876
Macerich Co.	11	537
Mack-Cali Realty Corp.	7	221
Markel Corp. (c)	1	323
Marsh & McLennan Cos. Inc.	49	1,329
Marshall & Ilsley Corp.	46	317
MB Financial Inc. (d)	4	75
MBIA Inc. (c)	13	160
Mercury General Corp.	2	89
MetLife Inc.	60	2,648
MF Global Holdings Ltd. (c)	14	116
MFA Financial Inc.	23	192
MGIC Investment Corp. (c)	17	174
Mid-America Apartment Communities Inc.	3	180
Montpelier Re Holdings Ltd.	7	132
Moody’s Corp.	18	465
Morgan Stanley	122	3,331
MSCI Inc. - Class A (c)	10	406
NASDAQ OMX Group Inc. (c)	13	320
National Penn Bancshares Inc.	10	82
National Retail Properties Inc. (d)	7	185
Nationwide Health Properties Inc.	11	411
New York Community Bancorp Inc.	39	742
NewAlliance Bancshares Inc.	9	128
Northern Trust Corp.	22	1,203
NYSE Euronext	23	702
Old National Bancorp	7	82
Old Republic International Corp.	21	284
Omega Healthcare Investors Inc.	8	178
optionsXpress Holdings Inc. (c)	4	60
PacWest Bancorp	2	50
Park National Corp.	1	64
PartnerRe Ltd.	6	519
People’s United Financial Inc.	34	477
Piedmont Office Realty Trust Inc.	12	237

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
Piper Jaffray Cos. (c)	2	54
Platinum Underwriters Holdings Ltd.	4	175
Plum Creek Timber Co. Inc.	15	553
PNC Financial Services Group Inc.	47	2,860
Popular Inc. (c)	91	287
Post Properties Inc.	4	144
Potlatch Corp.	3	111
Principal Financial Group Inc.	27	882
PrivateBancorp Inc.	6	89
ProAssurance Corp. (c)	3	164
Progressive Corp.	55	1,088
ProLogis	49	704
Prosperity Bancshares Inc.	4	149
Protective Life Corp.	8	202
Provident Financial Services Inc.	4	61
Prudential Financial Inc.	41	2,425
Public Storage	13	1,286
Radian Group Inc.	11	86
Raymond James Financial Inc.	9	279
Rayonier Inc.	7	365
Realty Income Corp. (d)	9	309
Redwood Trust Inc.	5	80
Regency Centers Corp.	7	301
Regions Financial Corp.	110	770
Reinsurance Group of America Inc.	6	340
RenaissanceRe Holdings Ltd.	5	314
RLI Corp.	1	73
SEI Investments Co.	14	323
Selective Insurance Group	4	72
Senior Housing Properties Trust	11	237
Signature Bank (c)	4	180
Simon Property Group Inc.	26	2,610
SL Green Realty Corp.	7	458
SLM Corp. (c)	42	531
St. Joe Co. (c) (d)	8	173
StanCorp Financial Group Inc.	4	186
State Street Corp.	44	2,026
Sterling Bancshares Inc.	7	46
Stifel Financial Corp. (c)	3	201
Sunstone Hotel Investors Inc. (c)	11	114
SunTrust Banks Inc.	45	1,324
Susquehanna Bancshares Inc.	10	94
SVB Financial Group (c)	3	181
Synovus Financial Corp. (d)	60	159
T. Rowe Price Group Inc.	23	1,481
Tanger Factory Outlet Centers Inc.	3	172
Taubman Centers Inc.	5	232
TCF Financial Corp. (d)	11	164
TD Ameritrade Holding Corp.	21	392
TFS Financial Corp. (c)	7	66
Torchmark Corp.	7	429
Tower Group Inc.	3	75
Transatlantic Holdings Inc.	5	282
Travelers Cos. Inc.	42	2,346
TrustCo Bank Corp.	5	34
Trustmark Corp. (d)	5	113
U.S. Bancorp	171	4,613
UDR Inc.	14	332
UMB Financial Corp.	3	111
Umpqua Holdings Corp.	9	112
United Bankshares Inc. (d)	3	100
Unitrin Inc.	4	96
Unum Group	28	686
Validus Holdings Ltd.	7	230
Valley National Bancorp	14	194
Ventas Inc.	14	743
Vornado Realty Trust	16	1,349
Waddell & Reed Financial Inc. - Class A	7	261

	Shares/Par (p)	Value
Washington Federal Inc.	9	157
Washington REIT	5	152
Webster Financial Corp.	5	104
Weingarten Realty Investors	10	243
Wells Fargo & Co.	306	9,492
Westamerica Bancorporation	2	132
White Mountains Insurance Group Ltd.	1	217
Whitney Holding Corp.	8	107
Willis Group Holdings Plc	14	501
Wintrust Financial Corp. (d)	2	76
WR Berkley Corp.	12	319
XL Group Plc	31	676
Zions Bancorporation	15	373

		174,872

INDUSTRIALS - 0.2%
Equifax Inc.	11	384

INFORMATION TECHNOLOGY - 3.5%
MasterCard Inc. - Class A	9	2,092
Visa Inc. - Class A	44	3,118
Western Union Co.	58	1,076

		6,286

Total Common Stocks (cost $151,284)		181,542

SHORT TERM INVESTMENTS - 3.1%

Investment Company - 0.8%
JNL Money Market Fund, 0.08% (a) (b)	1,519	1,519

Securities Lending Collateral 2.3%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	3,710	3,710
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	545	535

		4,245

Total Short Term Investments (cost $5,774)		5,764

Total Investments - 102.7% (cost $157,058)		187,306
Other Assets and Liabilities, Net - (2.7%)		(4,918)

Total Net Assets - 100.0%		$182,388

JNL/Mellon Capital Management Healthcare Sector Fund

COMMON STOCKS - 99.6%

Health Care - 99.6%
Abbott Laboratories	185	$8,843
Acorda Therapeutics Inc. (c)	5	123
Aetna Inc.	50	1,523
Alcon Inc. - ADR	9	1,491
Alere Inc. (c)	10	372
Alexion Pharmaceuticals Inc. (c)	11	852
Alkermes Inc. (c) (d)	11	131
Allergan Inc.	37	2,540
Amedisys Inc. (c) (d)	3	112
American Medical Systems Holdings Inc. (c)	9	169
AMERIGROUP Corp. (c)	6	263
Amgen Inc. (c)	115	6,311
Amylin Pharmaceuticals Inc. (c) (d)	15	222
Auxilium Pharmaceuticals Inc. (c) (d)	5	113
Baxter International Inc.	70	3,531
Beckman Coulter Inc.	8	627
Becton Dickinson & Co.	26	2,231
Bio-Rad Laboratories Inc. - Class A (c)	2	241

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
Biogen Idec Inc. (c)	27	1,822
BioMarin Pharmaceutical Inc. (c) (d)	12	318
Boston Scientific Corp. (c)	180	1,366
Bristol-Myers Squibb Co.	206	5,461
Brookdale Senior Living Inc. (c)	12	254
CareFusion Corp. (c)	26	674
Catalyst Health Solutions Inc. (c)	5	211
Celera Corp. (c)	10	61
Celgene Corp. (c)	55	3,250
Centene Corp. (c)	6	161
Cephalon Inc. (c)	9	545
Cepheid Inc. (c)	7	166
Charles River Laboratories International Inc. (c)	8	285
CIGNA Corp.	33	1,218
Community Health Systems Inc. (c)	11	428
Cooper Cos. Inc.	6	311
Covance Inc. (c)	8	402
Coventry Health Care Inc. (c)	18	471
Covidien Plc	60	2,749
CR Bard Inc.	11	1,039
Cubist Pharmaceuticals Inc. (c)	7	144
DaVita Inc. (c)	12	853
Dendreon Corp. (c)	17	595
Dentsply International Inc.	17	597
Edwards Lifesciences Corp. (c)	14	1,099
Eli Lilly & Co.	118	4,132
Emergency Medical Services Corp. – Class A (c)	3	222
Endo Pharmaceuticals Holdings Inc. (c)	12	437
Express Scripts Inc. (c)	60	3,246
Forest Laboratories Inc. (c)	34	1,103
Gen-Probe Inc. (c)	6	338
Genzyme Corp. (c)	31	2,184
Gilead Sciences Inc. (c)	101	3,651
Haemonetics Corp. (c)	3	194
Health Management Associates Inc. – Class A (c)	30	290
Health Net Inc. (c)	11	308
HealthSouth Corp. (c) (d)	11	229
HealthSpring Inc. (c)	6	162
Henry Schein Inc. (c)	11	685
Hill-Rom Holdings Inc.	8	300
HMS Holdings Corp. (c)	3	213
Hologic Inc. (c)	31	576
Hospira Inc. (c)	20	1,125
Human Genome Sciences Inc. (c)	22	528
Humana Inc. (c)	20	1,110
Idexx Laboratories Inc. (c) (d)	7	466
Illumina Inc. (c)	15	933
Immucor Inc. (c)	8	157
Incyte Corp. (c) (d)	14	228
Intuitive Surgical Inc. (c)	5	1,203
Invacare Corp.	4	116
Isis Pharmaceuticals Inc. (c) (d)	12	117
Johnson & Johnson	332	20,507
Kinetic Concepts Inc. (c)	8	320
King Pharmaceuticals Inc. (c)	29	408
Laboratory Corp. of America Holdings (c)	12	1,093
Life Technologies Corp. (c)	22	1,213
LifePoint Hospitals Inc. (c)	6	232
Lincare Holdings Inc.	12	318
Magellan Health Services Inc. (c)	4	194
Masimo Corp. (c)	6	178
Medco Health Solutions Inc. (c)	51	3,119
Medicis Pharmaceutical Corp. - Class A	7	190
Mednax Inc. (c)	6	385
Medtronic Inc.	130	4,823
Merck & Co. Inc.	369	13,283

	Shares/Par (p)	Value
Mylan Inc. (c)	52	1,097
Myriad Genetics Inc. (c)	11	263
Nektar Therapeutics (c)	12	150
NuVasive Inc. (c) (d)	5	122
Onyx Pharmaceuticals Inc. (c)	8	279
Owens & Minor Inc.	8	225
Par Pharmaceutical Cos. Inc. (c)	4	163
Parexel International Corp. (c)	7	139
Patterson Cos. Inc.	12	364
PDL BioPharma Inc. (c)	15	94
Perrigo Co.	10	636
Pfizer Inc.	966	16,910
Pharmaceutical Product Development Inc.	13	362
PSS World Medical Inc. (c)	7	160
Quest Diagnostics Inc.	17	943
Regeneron Pharmaceuticals Inc. (c)	8	268
ResMed Inc. (c) (d)	18	620
Salix Pharmaceuticals Ltd. (c)	6	292
Savient Pharmaceuticals Inc. (c) (d)	8	92
Sirona Dental Systems Inc. (c)	5	207
St. Jude Medical Inc. (c)	41	1,765
STERIS Corp.	6	227
Stryker Corp.	37	1,968
Talecris Biotherapeutics Holdings Corp. (c)	8	176
Techne Corp.	4	286
Teleflex Inc.	5	259
Tenet Healthcare Corp. (c)	59	392
Theravance Inc. (c) (d)	7	188
Thermo Fisher Scientific Inc. (c)	49	2,699
Thoratec Corp. (c)	7	185
United Therapeutics Corp. (c)	6	370
UnitedHealth Group Inc.	135	4,874
Universal Health Services Inc. - Class B	11	470
Varian Medical Systems Inc. (c)	14	998
Vertex Pharmaceuticals Inc. (c) (d)	24	849
Warner Chilcott Plc - Class A (c)	14	306
Waters Corp. (c)	11	859
Watson Pharmaceuticals Inc. (c)	16	812
WellCare Health Plans Inc. (c)	5	152
WellPoint Inc. (c)	48	2,715
West Pharmaceutical Services Inc.	4	162
Zimmer Holdings Inc. (c)	24	1,314

Total Common Stocks (cost $167,013)		170,103

RIGHTS - 0.0%
Fresenius Kabi Pharmaceuticals Holding Inc. (c)	2	—

Total Rights (cost $2)		—

SHORT TERM INVESTMENTS - 1.9%

Investment Company - 0.3%
JNL Money Market Fund, 0.08% (a) (b)	522	522
Securities Lending Collateral 1.6%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	2,554	2,554
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	118	116

		2,670

Total Short Term Investments (cost $3,194)		3,192

Total Investments - 101.5% (cost $170,209)		173,295
Other Assets and Liabilities, Net - (1.5%)		(2,498)

Total Net Assets - 100.0%		$170,797

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par	(p)	Value
JNL/Mellon Capital Management Oil & Gas Sector Fund
COMMON STOCKS - 99.7%
ENERGY - 98.5%
Anadarko Petroleum Corp.	222		$16,889
Apache Corp.	167		19,886
Atlas Energy Inc. (c)	34		1,510
Atwood Oceanics Inc. (c)	24		914
Baker Hughes Inc.	192		10,955
Berry Petroleum Co. - Class A (d)	22		965
Bill Barrett Corp. (c)	18		745
Brigham Exploration Co. (c)	51		1,393
Bristow Group Inc. (c)	15		706
Cabot Oil & Gas Corp. - Class A	45		1,717
Cameron International Corp. (c)	108		5,491
CARBO Ceramics Inc.	9		928
Carrizo Oil & Gas Inc. (c)	15		525
Chesapeake Energy Corp.	288		7,450
Chevron Corp.	854		77,911
Cimarex Energy Co.	37		3,239
Complete Production Services Inc. (c)	32		958
Comstock Resources Inc. (c)	20		481
Concho Resources Inc. (c)	43		3,729
ConocoPhillips	591		40,258
Continental Resources Inc. (c)	14		812
Core Laboratories NV (d)	20		1,800
Denbury Resources Inc. (c)	178		3,394
Devon Energy Corp.	184		14,446
Diamond Offshore Drilling Inc. (d)	28		1,895
Dresser-Rand Group Inc. (c)	37		1,587
Dril-Quip Inc. (c)	14		1,099
El Paso Corp.	314		4,326
EOG Resources Inc.	113		10,370
EQT Corp.	67		2,996
EXCO Resources Inc.	75		1,463
Exterran Holdings Inc. (c) (d)	27		636
Exxon Mobil Corp.	2,147		157,000
FMC Technologies Inc. (c)	53		4,751
Forest Oil Corp. (c)	49		1,860
Frontier Oil Corp. (c)	44		796
Global Industries Ltd. (c)	55		381
Halliburton Co.	407		16,603
Helix Energy Solutions Group Inc. (c)	48		581
Helmerich & Payne Inc. (d)	44		2,114
Hess Corp.	133		10,147
Holly Corp.	21		850
Key Energy Services Inc. (c) (d)	67		872
Lufkin Industries Inc.	14		858
Marathon Oil Corp.	320		11,837
Murphy Oil Corp.	84		6,285
Nabors Industries Ltd. (c)	124		2,914
National Oilwell Varco Inc.	188		12,614
Newfield Exploration Co. (c)	59		4,289
Noble Corp.	115		4,106
Noble Energy Inc.	77		6,629
Occidental Petroleum Corp.	329		32,305
Oceaneering International Inc. (c)	25		1,805
Oil States International Inc. (c)	22		1,391
Parker Drilling Co. (c)	61		280
Patterson-UTI Energy Inc.	67		1,446
Penn Virginia Corp.	19		328
PetroHawk Energy Corp. (c)	132		2,401
Pioneer Natural Resources Co.	41		3,579
Plains Exploration & Production Co. (c)	61		1,957
Pride International Inc. (c)	69		2,280
QEP Resources Inc.	78		2,846

	Shares/Par	(p)	Value
Quicksilver Resources Inc. (c)	50		743
Range Resources Corp.	70		3,128
Rosetta Resources Inc. (c)	25		933
Rowan Cos. Inc. (c)	58		2,020
SandRidge Energy Inc. (c) (d)	162		1,185
Schlumberger Ltd.	581		48,545
SEACOR Holdings Inc. (c)	10		962
SM Energy Co.	27		1,614
Southern Union Co.	53		1,279
Southwestern Energy Co. (c)	154		5,759
Sunoco Inc.	54		2,190
Superior Energy Services Inc. (c) (d)	34		1,192
Swift Energy Co. (c)	16		628
Tesoro Corp. (c)	65		1,197
Tetra Technologies Inc. (c)	33		395
Tidewater Inc.	24		1,272
Transocean Ltd. (c)	142		9,850
Ultra Petroleum Corp. (c)	66		3,165
Unit Corp. (c)	21		963
Valero Energy Corp.	250		5,786
Weatherford International Ltd. (c)	329		7,498
Whiting Petroleum Corp. (c)	26		3,073
Williams Cos. Inc.	264		6,526

			647,482
INDUSTRIALS - 0.1%
Chart Industries Inc. (c)	14		474
INFORMATION TECHNOLOGY - 0.6%
First Solar Inc. (c) (d)	25		3,194
SunPower Corp. - Class A (c) (d)	24		314
SunPower Corp. - Class B (c)	22		275

			3,783
UTILITIES - 0.5%
Energen Corp.	32		1,521
OGE Energy Corp.	42		1,918

			3,439

Total Common Stocks (cost $583,611)			655,178

SHORT TERM INVESTMENTS - 1.7%
Investment Company - 0.7%
JNL Money Market Fund, 0.08% (a) (b)	4,469		4,469
Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	6,548		6,548
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	417		410

			6,958

Total Short Term Investments (cost $11,434)			11,427

Total Investments - 101.4% (cost $595,045)			666,605
Other Assets and Liabilities, Net - (1.4%)			(9,499)

Total Net Assets - 100.0%			$657,106

JNL/Mellon Capital Management Technology Sector Fund
COMMON STOCKS - 99.7%
HEALTH CARE - 0.6%
Allscripts Healthcare Solutions Inc. (c)	26		$498
athenahealth Inc. (c) (d)	5		190
Cerner Corp. (c)	9		890

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
Quality Systems Inc. (d)	3	191

		1,769
INDUSTRIALS - 0.2%
Pitney Bowes Inc.	28	671
INFORMATION TECHNOLOGY - 98.8%
ACI Worldwide Inc. (c)	5	136
Acme Packet Inc. (c)	7	384
Adobe Systems Inc. (c)	67	2,069
ADTRAN Inc.	9	321
Advanced Micro Devices Inc. (c)	77	628
Advent Software Inc. (c)	2	132
Akamai Technologies Inc. (c)	24	1,124
Altera Corp.	41	1,444
Amdocs Ltd. (c)	26	708
Amkor Technology Inc. (c) (d)	16	115
Analog Devices Inc.	39	1,476
Ansys Inc. (c)	12	643
AOL Inc. (c)	14	338
Apple Inc. (c)	120	38,837
Applied Materials Inc.	177	2,483
Applied Micro Circuits Corp. (c)	11	117
Ariba Inc. (c)	12	289
Arris Group Inc. (c)	19	209
Aruba Networks Inc. (c)	11	226
Atheros Communications Inc. (c)	9	339
Atmel Corp. (c)	60	745
ATMI Inc. (c)	5	100
Autodesk Inc. (c)	31	1,177
Blackboard Inc. (c) (d)	5	191
BMC Software Inc. (c)	23	1,092
Brightpoint Inc. (c)	12	104
Broadcom Corp. - Class A	58	2,540
Brocade Communications Systems Inc. (c)	53	281
CA Inc.	55	1,347
Cabot Microelectronics Corp. (c)	3	144
CACI International Inc. - Class A (c)	4	233
Cadence Design Systems Inc. (c)	38	317
Cavium Networks Inc. (c) (d)	7	246
Check Point Software Technologies Ltd. (c)	23	1,050
Ciena Corp. (c) (d)	13	281
Cisco Systems Inc. (c)	733	14,833
Citrix Systems Inc. (c)	25	1,706
Cognizant Technology Solutions Corp. – Class A (c)	39	2,869
Computer Sciences Corp.	21	1,029
Compuware Corp. (c)	32	369
Comtech Telecommunications Corp.	4	116
Concur Technologies Inc. (c)	5	271
Corning Inc.	205	3,964
Cree Inc. (c) (d)	15	963
CSG Systems International Inc. (c)	6	107
Cymer Inc. (c)	4	183
Cypress Semiconductor Corp. (c)	22	413
Dell Inc. (c)	226	3,067
Diebold Inc.	9	289
Digital River Inc. (c)	6	201
DST Systems Inc.	5	210
Earthlink Inc.	17	144
Electronics for Imaging Inc. (c)	5	68
EMC Corp. (c)	270	6,181
Emulex Corp. (c)	13	148
Equinix Inc. (c)	6	453
F5 Networks Inc. (c)	10	1,346
Fair Isaac Corp.	6	148
Fairchild Semiconductor International Inc. (c)	17	264
Finisar Corp. (c) (d)	11	329

	Shares/Par (p)	Value
FormFactor Inc. (c)	5	46
Gartner Inc. - Class A (c)	10	336
Google Inc. - Class A (c)	32	18,920
Harmonic Inc. (c)	17	146
Harris Corp.	18	803
Hewlett-Packard Co.	305	12,829
Hittite Microwave Corp. (c)	4	246
IAC/InterActiveCorp. (c)	10	299
Informatica Corp. (c) (d)	11	501
Ingram Micro Inc. - Class A (c)	22	418
Insight Enterprises Inc. (c)	8	100
Integrated Device Technology Inc. (c)	24	163
Intel Corp.	726	15,271
InterDigital Inc. (c) (d)	6	255
Intermec Inc. (c)	8	98
International Business Machines Corp.	165	24,154
International Rectifier Corp. (c)	10	292
Intersil Corp. - Class A	18	269
Intuit Inc. (c)	39	1,912
j2 Global Communications Inc. (c)	6	185
JDA Software Group Inc. (c)	6	177
JDS Uniphase Corp. (c)	27	384
Juniper Networks Inc. (c)	70	2,566
KLA-Tencor Corp.	21	816
Lam Research Corp. (c)	16	852
Lexmark International Inc. - Class A (c)	10	337
Linear Technology Corp.	28	963
LSI Corp. (c)	88	530
Marvell Technology Group Ltd. (c)	71	1,313
Maxim Integrated Products Inc. (d)	38	891
McAfee Inc. (c)	20	910
MEMC Electronic Materials Inc. (c)	32	359
Mentor Graphics Corp. (c)	15	176
Microchip Technology Inc. (d)	25	843
Micron Technology Inc. (c)	130	1,043
Micros Systems Inc. (c)	11	473
Microsemi Corp. (c)	12	263
Microsoft Corp.	1,004	28,036
Motorola Inc. (c)	281	2,551
National Semiconductor Corp.	32	434
NCR Corp. (c)	22	341
NetApp Inc. (c)	47	2,598
NetLogic Microsystems Inc. (c)	8	247
Novell Inc. (c)	49	292
Novellus Systems Inc. (c)	13	406
Nuance Communications Inc. (c)	30	548
Nvidia Corp. (c)	77	1,179
Omnivision Technologies Inc. (c)	8	230
ON Semiconductor Corp. (c) (d)	58	573
Oracle Corp.	504	15,785
Parametric Technology Corp. (c)	16	350
Plantronics Inc.	7	244
PMC - Sierra Inc. (c)	31	268
Polycom Inc. (c)	11	442
Progress Software Corp. (c)	6	260
QLogic Corp. (c)	16	265
QUALCOMM Inc.	212	10,495
Quest Software Inc. (c)	9	249
Rackspace Hosting Inc. (c) (d)	13	395
Rambus Inc. (c)	16	318
Red Hat Inc. (c)	25	1,153
RF Micro Devices Inc. (c)	38	280
Riverbed Technology Inc. (c)	19	682
Rovi Corp. (c)	13	824
SAIC Inc. (c)	48	763
Salesforce.com Inc. (c)	16	2,060
SanDisk Corp. (c)	31	1,526
SAVVIS Inc. (c)	6	151

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2010

	Shares/Par (p)	Value
Seagate Technology (c)	61	910
Semtech Corp. (c)	9	205
Silicon Laboratories Inc. (c)	6	291
Skyworks Solutions Inc. (c)	23	651
Solera Holdings Inc.	9	473
Sonus Networks Inc. (c)	36	96
SRA International Inc. - Class A (c)	7	140
SuccessFactors Inc. (c)	10	301
Symantec Corp. (c)	105	1,756
Synaptics Inc. (c) (d)	5	153
Synopsys Inc. (c)	19	502
Tech Data Corp. (c)	7	311
Tekelec (c)	10	120
Tellabs Inc.	41	281
Teradata Corp. (c)	23	927
Teradyne Inc. (c)	25	357
Tessera Technologies Inc. (c)	6	129
Texas Instruments Inc.	158	5,143
TIBCO Software Inc. (c)	22	437
TriQuint Semiconductor Inc. (c)	22	259
Unisys Corp. (c)	6	151
United Online Inc.	15	98
Varian Semiconductor Equipment Associates Inc. (c)	10	356
VeriFone Holdings Inc. (c)	11	441
VeriSign Inc. (c)	24	771
ViaSat Inc. (c)	6	263
VMware Inc. - Class A (c)	10	906
Websense Inc. (c)	6	126
Western Digital Corp. (c)	30	1,034
Xerox Corp.	184	2,125
Xilinx Inc.	35	1,012
Yahoo! Inc. (c)	168	2,795

		289,141

TELECOMMUNICATION SERVICES - 0.1%
Syniverse Holdings Inc. (c)	9	288

Total Common Stocks (cost $233,894)		291,869

SHORT TERM INVESTMENTS - 1.7%

Investment Company - 0.7%
JNL Money Market Fund, 0.08% (a) (b)	1,977	1,977

Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 0.31% (a) (b)	2,776	2,776
Securities Lending Liquidating Fund LLC, 0.66% (a) (b)	90	89

		2,865

Total Short Term Investments (cost $4,844)		4,842

Total Investments - 101.4% (cost $238,738)		296,711
Other Assets and Liabilities, Net - (1.4%)		(4,041)

Total Net Assets - 100.0%		$292,670

Shares/Par (p)	Value

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2010

(a)	Investment in affiliate.
(b)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2010.
(c)	Non-income producing security.
(d)	All or portion of the security was on loan.
(e)

For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2010. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.

*

A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jackson.com, www.sec.gov, or call the Shareholder Service Center at 1-800-873-5654.

Abbreviations:

ADR - American Depositary Receipt
NYS - New York Registered Shares

Investments in Affiliates - See Note 5 in the Notes to the Financial Statements for further discussion of investments in affiliates. During the year ended December 31, 2010, certain Funds invested in a money market fund which is managed by Jackson National Asset Management, LLC (“Adviser”). The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Certain Funds participating in securities lending receive cash collateral which is invested by the custodian in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC, which are affiliates of the Fund's Adviser. The fair value and par value of the investment in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC are reported under Securities Lending Collateral in the Schedules of Investments. Income received from the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC is aggregated with income from securities lending when received from the custodian and each Fund’s affiliated income is included in the income from affiliates on the Statements of Operations. Furthermore, the JNL/Mellon Capital Management Financial Sector Fund invested in Bank of New York Mellon Corp., the parent company of the Funds’ sub-adviser.

The following table details the JNL/Mellon Capital Management Financial Sector Fund's long-term investment in this affiliate held at December 31, 2010.

Affiliate	Beginning Value	Purchases	Sales Proceeds	Dividend Income	Realized Loss	Ending Value

Bank of New York Mellon Corp.	$3,137	$909	$959	$39	$(275)	$3,267

The following table details cash management investments in affiliates held at December 31, 2010. Purchase and sales proceeds are not shown for these investments. There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2010.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income

JNL/Mellon Capital Management Select Small-Cap Fund	$2,167	$1,017	$-
JNL/Mellon Capital Management JNL 5 Fund	-	5,688	2
JNL/Mellon Capital Management VIP Fund	987	1,456	1
JNL/Mellon Capital Management JNL Optimized 5 Fund	1,190	829	-
JNL/Mellon Capital Management Consumer Brands Sector Fund	176	398	-
JNL/Mellon Capital Management Financial Sector Fund	132	1,519	-
JNL/Mellon Capital Management Healthcare Sector Fund	1,056	522	-
JNL/Mellon Capital Management Oil & Gas Sector Fund	2,449	4,469	2
JNL/Mellon Capital Management Technology Sector Fund	2,475	1,977	1

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national exchange, investments in mutual funds or securities lending collateral, which are valued as a practical expedient at its daily reported net asset value (“NAV”). Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. There were no indirect observable inputs used to value Level 2 securities during the period. Level 2 includes securities subject to corporate actions, or ADRs and GDRs for which quoted prices in active markets are not available. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit ratings spreads, issuer news, trading characteristics; or industry specific inputs such as: trading activity of similar markets or securities,

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2010

changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include securities where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are otherwise not available. The Funds held no Level 3 securities at December 31, 2010. The only significant transfers between Level 1 and Level 2 during the year ended December 31, 2010 related to securities lending collateral funds, which were valued as a Level 2 at December 31, 2009, were valued as a Level 1 at December 31, 20101. There were no significant transfers into or out of Level 3 during the year. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please see Note 2 in the Notes to the Financial Statements for security valuation accounting policies.

The following table summarizes each Fund's investments in securities and other financial instruments as of December 31, 2010 by valuation level.

	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

JNL/Mellon Capital Management Select Small-Cap Fund
Common Stocks	$286,382	$–	$–	$286,382	$–	$–	$–	$–
Short Term Securities	35,777	–	–	35,777	–	–	–	–

Fund Total	$322,159	$–	$–	$322,159	$–	$–	$–	$–
JNL/Mellon Capital Management JNL 5 Fund
Common Stocks	$3,535,177	$–	$–	$3,535,177	$–	$–	$–	$–
Investment Companies	15,225	–	–	15,225	–	–	–	–
Short Term Securities	221,878	–	–	221,878	–	–	–	–

Fund Total	$3,772,280	$–	$–	$3,772,280	$–	$–	$–	$–
JNL/Mellon Capital Management VIP Fund
Common Stocks	$273,117	$24,107	$–	$297,224	$–	$–	$–	$–
Investment Companies	1,567	–	–	1,567	–	–	–	–
Short Term Securities	12,499	–	–	12,499	–	–	–	–

Fund Total	$287,183	$24,107	$–	$311,290	$–	$–	$–	$–
JNL/Mellon Capital Management JNL Optimized 5 Fund
Common Stocks	$436,205	$58,332	$–	$494,537	$–	$–	$–	$–
Investment Companies	2,497	–	–	2,497	–	–	–	–
Short Term Securities	8,807	–	–	8,807	–	–	–	–

Fund Total	$447,509	$58,332	$–	$505,841	$–	$–	$–	$–
JNL/Mellon Capital Management Consumer Brands Sector Fund
Common Stocks	$78,026	$–	$–	$78,026	$–	$–	$–	$–
Short Term Securities	2,239	–	–	2,239	–	–	–	–

Fund Total	$80,265	$–	$–	$80,265	$–	$–	$–	$–
JNL/Mellon Capital Management Financial Sector Fund
Common Stocks	$181,542	$–	$–	$181,542	$–	$–	$–	$–
Short Term Securities	5,764	–	–	5,764	–	–	–	–

Fund Total	$187,306	$–	$–	$187,306	$–	$–	$–	$–
JNL/Mellon Capital Management Healthcare Sector Fund
Common Stocks	$170,103	$–	$–	$170,103	$–	$–	$–	$–
Short Term Securities	3,192	–	–	3,192	–	–	–	–

Fund Total	$173,295	$–	$–	$173,295	$–	$–	$–	$–
JNL/Mellon Capital Management Oil & Gas Sector Fund
Common Stocks	$655,178	$–	$–	$655,178	$–	$–	$–	$–
Short Term Securities	11,427	–	–	11,427	–	–	–	–

Fund Total	$666,605	$–	$–	$666,605	$–	$–	$–	$–
JNL/Mellon Capital Management Technology Sector Fund
Common Stocks	$291,869	$–	$–	$291,869	$–	$–	$–	$–
Short Term Securities	4,842	–	–	4,842	–	–	–	–

Fund Total	$296,711	$–	$–	$296,711	$–	$–	$–	$–

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments

December 31, 2010

Summary of Investments by Country (as a percentage of total long-term investments)*:

	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund
Bermuda	–%	–%	–%
Canada	3.2	–	1.9
Cayman Islands	–	0.3	0.4
China	3.8	0.1	2.6
Finland	–	0.8	1.2
France	–	1.9	2.8
Germany	–	2.4	3.5
Greece	0.1	0.1	–
Hong Kong	3.1	–	2.2
Ireland	–	0.2	0.4
Israel	–	0.4	0.6
Italy	–	1.3	1.9
Japan	–	–	–
Luxembourg	–	0.4	0.7
Netherlands	–	1.5	2.1
Norway	–	0.7	1.0
Spain	–	1.1	1.6
Switzerland	–	1.7	2.5
United Kingdom	6.1	2.0	7.2
United States	83.7	85.1	67.4
Total Long-Term Investments	100.0%	100.0%	100.0%

*The Funds presented in the table are those which had greater than 10% of long-term investments in non-U.S securities at December 31, 2010.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers

JNL Variable Fund LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management JNL Optimized 5 Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, and JNL/Mellon Capital Management Technology Sector Fund (the “Funds”) as of and for the year ended December 31, 2010, and have issued our unqualified report thereon dated February 28, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of December 31, 2010 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

February 28, 2011

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits

(a)

(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Variable Fund LLC

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2011

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2011

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 7, 2011

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.